Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document and Entity Information [Abstract]
Document Type	10-K
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	Q4
Current Fiscal Year End Date	--12-31
Entity Registrant Name	UNITED TECHNOLOGIES CORP /DE/
Entity Central Index Key	0000101829
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 60,250,861,135
Entity Common Stock, Shares Outstanding		920,456,248

Consolidated Statement of Operations (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net Sales:
Product sales	$ 38,641	$ 37,332	$ 43,234
Service sales	15,685	15,093	15,885
Total net sales	54,326	52,425	59,119
Costs, Expenses and Other:
Cost of products sold	28,956	28,905	32,833
Cost of services sold	10,458	9,956	10,804
Research and development	1,746	1,558	1,771
Selling, general and administrative	6,024	6,036	6,724
Other income, net	(44)	(407)	(522)
Operating profit	7,186	6,377	7,509
Interest expense, net	648	617	573
Income before income taxes	6,538	5,760	6,936
Income tax expense	1,827	1,581	1,883
Net income	4,711	4,179	5,053
Less: Noncontrolling interest in subsidiaries' earnings	338	350	364
Net income attributable to common shareowners	$ 4,373	$ 3,829	$ 4,689
Earnings Per Share of Common Stock:
Basic	$ 4.82	$ 4.17	$ 5
Diluted	$ 4.74	$ 4.12	$ 4.9
Dividends Per Share of Common Stock	$ 1.7	$ 1.54	$ 1.35
Weighted average number of shares outstanding:
Basic shares	907.9	917.4	937.8
Diluted shares	922.7	928.8	956.4

Consolidated Balance Sheet (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 4,083	$ 4,449
Accounts receivable (net of allowance for doubtful accounts of $402 and $390)	8,925	8,469
Inventories and contracts in progress, net	7,766	7,509
Future income tax benefits, current	1,623	1,689
Other assets, current	1,113	1,078
Total Current Assets	23,510	23,194
Customer financing assets	1,118	1,047
Future income tax benefits	1,970	2,102
Fixed assets, net	6,280	6,364
Goodwill	17,721	16,298
Intangible assets, net	4,060	3,538
Other assets	3,834	3,219
Total Assets	58,493	55,762
Liabilities and Equity
Short-term borrowings	116	254
Accounts payable	5,206	4,634
Accrued liabilities	12,247	11,792
Long-term debt currently due	163	1,233
Total Current Liabilities	17,732	17,913
Long-term debt	10,010	8,257
Future pension and postretirement benefit obligations	3,592	4,150
Other long-term liabilities	4,510	4,054
Total Liabilities	35,844	34,374
Commitments and contingent liabilities (Notes 4 and 17)
Redeemable noncontrolling interest	317	389
Capital Stock:
Preferred Stock, $1 par value; 250,000 shares authorized; None issued or outstanding
Common Stock, $1 par value; 4,000,000 shares authorized; 1,393,297 and 1,381,700 shares issued	12,597	11,746
Treasury Stock - 472,028 and 444,958 common shares at cost	(17,468)	(15,408)
Retained earnings	30,191	27,396
Unearned ESOP shares	(166)	(181)
Accumulated other comprehensive income (loss):
Foreign currency translation	366	379
Other	(4,135)	(3,866)
Total Accumulated other comprehensive loss	(3,769)	(3,487)
Total Shareowners' Equity	21,385	20,066
Noncontrolling interest	947	933
Total Equity	22,332	20,999
Total Liabilities and Equity	$ 58,493	$ 55,762

Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheet
Allowance for doubtful accounts	$ 402	$ 390
Preferred Stock, par value	$ 1	$ 1
Preferred Stock. shares authorized	250,000	250,000
Preferred Stock, shares outstanding
Common Stock, par value	$ 1	$ 1
Common Stock, shares authorized	4,000,000	4,000,000
Common Stock, Shares, Issued	1,393,297	1,381,700
Treasury Stock, shares	472,028	444,958

Consolidated Statement of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating Activities:
Net income attributable to common shareowners	$ 4,373	$ 3,829	$ 4,689
Noncontrolling interest in subsidiaries' earnings	338	350	364
Net income	4,711	4,179	5,053
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation and amortization	1,356	1,258	1,321
Deferred income tax provision	413	451	45
Stock compensation cost	154	153	211
Change in:
Accounts receivable	(319)	955	(546)
Inventories and contracts in progress	(244)	695	(562)
Other current assets	(17)	(3)	35
Accounts payable and accrued liabilities	1,105	(582)	843
Global pension contributions	(1,299)	(1,270)	(193)
Other operating activities, net	46	(483)	(46)
Net cash flows provided by operating activities	5,906	5,353	6,161
Investing Activities:
Capital expenditures	(865)	(826)	(1,216)
Increase in customer financing assets	(217)	(171)	(285)
Decrease in customer financing assets	162	80	138
Investments in businesses	(2,758)	(703)	(1,252)
Dispositions of businesses	208	158	337
Other investing activities, net	283	358	(58)
Net cash flows used in investing activities	(3,187)	(1,104)	(2,336)
Financing Activities:
Issuance of long-term debt	2,362	37	2,248
Repayment of long-term debt	(1,751)	(1,012)	(48)
(Decrease) increase in short-term borrowings, net	(141)	(762)	91
Common Stock issued under employee stock plans	386	342	163
Dividends paid on Common Stock	(1,482)	(1,356)	(1,210)
Repurchase of Common Stock	(2,200)	(1,100)	(3,160)
Other financing activities, net	(327)	(340)	(322)
Net cash flows used in financing activities	(3,153)	(4,191)	(2,238)
Effect of foreign exchange rate changes on cash and cash equivalents	68	64	(164)
Net (decrease) increase in cash and cash equivalents	(366)	122	1,423
Cash and cash equivalents, beginning of year	4,449	4,327	2,904
Cash and cash equivalents, end of year	4,083	4,449	4,327
Supplemental Disclosure of Cash Flow Information:
Interest paid, net of amounts capitalized	753	704	659
Income taxes paid, net of refunds	1,222	1,396	1,912
Non-cash investing and financing activities include:
Non-cash investing and financing activities	Contributions of UTC Common Stock to domestic defined benefit pension plans of $250 in 2010 and 2008, respectively.
Domestic Defined Benefit Plan Stock Contributions By Employer	$ 250		$ 250

Consolidated Statement of Changes in Equity (USD $) In Millions	Comprehensive Income (Loss) [Member]	Common Stock [Member]	Treasury Stock [Member]	Retained Earnings [Member]	Unearned ESOP Shares [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Noncontrolling Interest [Member]	Redeemable Noncontrolling Interest [Member]	Total
Balance at Dec. 31, 2007		$ 10,572	$ (11,338)	$ 21,631	$ (214)	$ 578	$ 835	$ 203	$ 22,064
Comprehensive income (loss):
Net income	5,053			4,689			364		5,053
Redeemable noncontrolling interest in subsidiaries' earnings							(19)	19	(19)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(1,951)					(1,990)	1	38	(1,989)
Change in pension and post-retirement benefit plans, net	(4,153)					(4,153)			(4,153)
Unrealized gain (loss) on available-for-sale securities, net	(59)					(59)			(59)
Change in unrealized cash flow hedging, net	(310)					(310)			(310)
Total other comprehensive income (loss), net	(6,473)
Comprehensive income (loss)	(1,420)
Common Stock issued under employee plans, net of tax benefit		525	14	(19)	14				534
Common Stock contributed to defined benefit pension plans		82	168						250
Common Stock repurchased			(3,160)						(3,160)
Dividends on Common Stock				(1,210)					(1,210)
Dividends on ESOP Common Stock				(52)					(52)
Dividends attributable to noncontrolling interest							(305)	(20)	(305)
Redeemable noncontrolling interest accretion				(5)				5	(5)
Other changes in noncontrolling interest							42		42
Balance at Dec. 31, 2008		11,179	(14,316)	25,034	(200)	(5,934)	918	245	16,681
Comprehensive income (loss):
Net income	4,179			3,829			350		4,179
Redeemable noncontrolling interest in subsidiaries' earnings							(17)	17	(17)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	1,023					1,020	8	(5)	1,028
Change in pension and post-retirement benefit plans, net	1,073					1,073			1,073
Unrealized gain (loss) on available-for-sale securities, net	99					99			99
Change in unrealized cash flow hedging, net	255					255			255
Total other comprehensive income (loss), net	2,450
Comprehensive income (loss)	6,629
Common Stock issued under employee plans, net of tax benefit		634	8	(43)	19				618
Common Stock repurchased			(1,100)						(1,100)
Dividends on Common Stock				(1,356)					(1,356)
Dividends on ESOP Common Stock				(59)					(59)
Dividends attributable to noncontrolling interest							(329)	(17)	(329)
Redeemable noncontrolling interest accretion				(9)				9	(9)
Purchase of subsidiary shares from noncontrolling interest		(67)					(25)	(3)	(92)
Acquired noncontrolling interest							36	143	36
Other changes in noncontrolling interest							(8)		(8)
Balance at Dec. 31, 2009		11,746	(15,408)	27,396	(181)	(3,487)	933	389	20,999
Comprehensive income (loss):
Net income	4,711			4,373			338		4,711
Redeemable noncontrolling interest in subsidiaries' earnings							(24)	24	(24)
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(18)					(13)		(5)	(13)
Change in pension and post-retirement benefit plans, net	(336)					(336)			(336)
Unrealized gain (loss) on available-for-sale securities, net	96					96			96
Change in unrealized cash flow hedging, net	(29)					(29)			(29)
Total other comprehensive income (loss), net	(287)
Comprehensive income (loss)	4,424
Common Stock issued under employee plans, net of tax benefit		746	7	(43)	15				725
Common Stock contributed to defined benefit pension plans		117	133						250
Common Stock repurchased			(2,200)						(2,200)
Dividends on Common Stock				(1,482)					(1,482)
Dividends on ESOP Common Stock				(62)					(62)
Dividends attributable to noncontrolling interest							(338)	(19)	(338)
Redeemable noncontrolling interest accretion				9				(9)	9
Purchase of subsidiary shares from noncontrolling interest		(12)					(12)	(65)	(24)
Sale of subsidiary shares in noncontrolling interest							38		38
Other changes in noncontrolling interest							12	2	12
Balance at Dec. 31, 2010		$ 12,597	$ (17,468)	$ 30,191	$ (166)	$ (3,769)	$ 947	$ 317	$ 22,332

Consolidated Statement of Changes in Equity (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Statement Of Changes in Equity
Tax benefit (income tax) from change in pension and post-retirement benefit plans	$ 224	$ (569)	$ 2,512
Tax benefit (income tax) from adjustment for sale of securities	(61)	(66)	41
Tax benefit (income tax) from unrealized cash flow hedging gain (loss)	18	(106)	127
Common Stock issued under employee plans, shares	11.8	11.9	5.7
Tax benefit from Common Stock issued under employee plans	$ 94	$ 50	$ 32
Common Stock contributed to defined benefit pension plans, shares	3.8		5
Common Stock repurchased, shares	31	19.1	50.4

Note 1: Summary of Accounting Principles	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 1: Summary of Accounting Principles

Note 1: Summary of Accounting Principles

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates. Certain reclassifications have been made to the prior year amounts to conform to the current year presentation. We previously reported “Other income, net,” which included “Interest income,” as a component of “Revenues.” “Other income, net,” excluding “Interest income,” is now reflected as a component of “Costs, Expenses and Other,” while “Interest income” is now netted with “Interest expense” for financial statement presentation.

Consolidation. The Consolidated Financial Statements include the accounts of United Technologies Corporation (UTC) and its controlled subsidiaries. Intercompany transactions have been eliminated.

Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.

On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2010 and 2009, the amount of restricted cash was approximately  $75 million and  $43 million. As of December 31, 2010, all restricted cash is included in current assets, while as of December 31, 2009, approximately  $41 million is included in current assets and  $2 million is included in long-term assets.

Accounts Receivable. Current and long-term accounts receivable include retainage of  $165 million and  $156 million and unbilled receivables of  $862 million and  $902 million as of December 31, 2010 and 2009, respectively.

Retainage represents amounts that, pursuant to the applicable contract, are not due until project completion and acceptance by the customer. Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be collected in the normal course of business. Long-term accounts receivable are included in Other assets in the Consolidated Balance Sheet.

Marketable Equity Securities. Equity securities that have a readily determinable fair value and that we do not intend to trade are classified as available for sale and carried at fair value. Unrealized holding gains and losses are recorded as a separate component of shareowners' equity, net of deferred income taxes.

Inventories and Contracts In Progress. Inventories and contracts in progress are stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods; however, certain Carrier entities use the last-in, first-out (LIFO) method. If inventories that were valued using the LIFO method had been valued under the FIFO method, they would have been higher by  $137 million and  $147 million at December 31, 2010 and 2009, respectively.

Costs accumulated against specific contracts or orders are at actual cost. Inventory in excess of requirements for contracts and current or anticipated orders have been reserved as appropriate. Manufacturing costs are allocated to current production and firm contracts.

Fixed Assets. Fixed assets are stated at cost. Depreciation is recorded over the fixed assets' useful lives using the straight-line method.

Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite-lived intangible assets are subject to annual impairment testing using the guidance and criteria described in the Intangibles – Goodwill and Other Topic of the FASB ASC. This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value. During 2010, 2009, and 2008, we were not required to record any impairment on goodwill or indefinite-lived intangibles.

Intangible assets consist of service portfolios, patents and trademarks, customer relationships and other intangible assets. Useful lives of finite lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. Estimated useful lives of service portfolios generally range from 5 to 30 years. Estimated useful lives of patents and finite-lived trademarks range from 3 to 40 years. Estimated useful lives of customer relationships and other assets range from 2 to 32 years. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. Included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are to be amortized as the related units are delivered.

Other Long-lived Assets. We evaluate the potential impairment of other long-lived assets when appropriate. If the carrying value of other long-lived assets exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value. During the year ended December 31, 2010, we had certain non-recurring measurements resulting in impairment charges of  $245 million. See Note 13 to the Consolidated Financial Statements for additional information.

Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.

Revenue Recognition. Sales under government and commercial fixed-price contracts and government fixed-price-incentive contracts are recorded at the time deliveries are made or, in some cases, on a percentage-of-completion basis. Sales under cost-reimbursement contracts are recorded as work is performed. Sales for elevators, escalators, installation and modernization contracts are accounted for under the percentage-of-completion method.

Losses, if any, on contracts are provided for when anticipated. Loss provisions on original equipment contracts are recognized to the extent that estimated inventoriable manufacturing, engineering, product warranty and product performance guarantee costs, as appropriate, exceed the projected revenue from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain requirements contracts under which losses are recorded upon receipt of the purchase order. For existing commitments, anticipated losses on contracts are recognized in the period in which losses become evident. Products contemplated under contractual arrangement include products purchased under contract and, in the large commercial engine business, future highly probable sales of replacement parts required by regulation that are expected to be purchased subsequently for incorporation into the original equipment. Revenue projections used in determining contract loss provisions are based upon estimates of the quantity, pricing and timing of future product deliveries. Losses are generally recognized on shipment to the extent that inventoriable manufacturing costs, estimated warranty costs and product performance guarantee costs, as appropriate, exceed revenue realized. Contract accounting requires estimates of future costs over the performance period of the contract as well as estimates of award fees and other sources of revenue. These estimates are subject to change and result in adjustments to margins on contracts in progress. The extent of progress toward completion on our long-term commercial aerospace equipment and helicopter contracts is measured using units of delivery. In addition, we use the cost-to-cost method for elevator and escalator sales, installation and modernization contracts in the commercial businesses. For long-term aftermarket contracts, revenue is recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. We review our cost estimates on significant contracts on a quarterly basis, and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. Adjustments to contract loss provisions are recorded in earnings upon identification.

Service sales, representing aftermarket repair and maintenance activities, are recognized over the contractual period or as services are performed. In the commercial businesses, revenue is generally recognized on a straight line basis. In the aerospace businesses, revenue is generally recognized in proportion to cost.

Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborative partners for their share of revenues are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of a collaborator's share of program costs is recorded as a reduction of the related expense item at that time.

Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned. Repayment, if any, is in the form of future royalties and is conditioned upon the achievement of certain financial targets.

Research and development costs incurred under contracts with customers are expensed as incurred and are reported as a component of cost of products sold. Revenue from such contracts is recognized as product sales when earned.

Foreign Exchange and Hedging Activity. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.

We have used derivative instruments, including swaps, forward contracts and options, to manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract.

All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings.

Additional information pertaining to foreign currency forward contracts is included in Note 13 to the Consolidated Financial Statements.

Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements.

Asset Retirement Obligations. We record the fair value of legal obligations associated with the retirement of tangible long-lived assets in the period in which it is determined to exist, if a reasonable estimate of fair value can be made. Upon initial recognition of a liability, we capitalize the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. Over time, the liability is increased for changes in its present value and the capitalized cost is depreciated over the useful life of the related asset. We have determined that conditional legal obligations exist for certain of our worldwide owned and leased facilities related primarily to building materials. As of December 31, 2010 and 2009, the outstanding liability for asset retirement obligations was  $189 million and  $157 million, respectively.

Pension and Postretirement Obligations. Guidance under the Compensation – Retirement Benefits Topic of the FASB ASC requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets

Business Acquisitions and Dispositions. Our investments in businesses in 2010, 2009 and 2008 totaled  $2.8 billion (including debt assumed of  $39 million),  $703 million and  $1.4 billion (including debt assumed of  $196 million), respectively.

On March 1, 2010, we completed the acquisition of the GE Security business for approximately  $1.8 billion, including debt assumed of  $32 million. The GE Security business supplies security and fire safety technologies for commercial and residential applications through a broad product portfolio that includes fire detection and life safety systems, intrusion alarms, and video surveillance and access control systems. This business, which is being integrated into our UTC Fire & Security segment, enhanced UTC Fire & Security's geographic diversity through GE Security's strong North American presence, while increasing total product and technology offerings. In connection with the acquisition of GE Security, we recorded approximately  $600 million of identifiable intangible assets and  $1.1 billion of goodwill. The goodwill recorded reflects synergies expected to be realized through the combination of GE Security's products, resources and management talent with those of the existing UTC Fire & Security business to enhance competitiveness, accelerate the development of certain product offerings, drive improved operational performance and secure additional service channels. Additionally, the combined business have provided the opportunity for significant improvements to the cost structure through the rationalization of general and administrative expenditures as well as research and development efforts.

During 2010, we completed the acquisition of Clipper, a publicly-held California-based wind turbine manufacturer. This investment is intended to expand our power generation portfolio and allow us to enter the wind power market by leveraging our expertise in blade technology, turbines and gearbox design. In the first half of 2010, we acquired a 49.9% equity stake in Clipper. In December 2010, we completed the acquisition of all the remaining shares of Clipper. The total cost of our investment in Clipper is approximately £240 million (approximately  $385 million). In connection with this transaction, we recorded approximately  $400 million of goodwill and identifiable intangible assets. Prior to the December 2010 purchase of the remaining shares of Clipper, we accounted for this investment under the equity method of accounting. During the quarter ended September 30, 2010, we recorded a  $159 million other-than-temporary impairment charge on our investment in Clipper, in order to write-down our investment to market value as of September 30, 2010. This impairment is recorded within “Other income, net” on our Consolidated Statement of Operations. In December 2010, as a result of the acquisition of a controlling interest and the remaining shares of Clipper, we recorded a  $21 million gain from the re-measurement to fair value of our previously held equity interest. The financial results of Clipper are included within the “Eliminations and other” category in the segment financial data in Note 18 to the Consolidated Financial Statements.

During 2010, we recorded approximately  $86 million of asset impairment charges, for assets that have met the “held-for-sale” criteria, related to disposition activity within both Carrier and Hamilton Sundstrand.  These asset impairment charges are recorded within Cost of products sold on our Consolidated Statement of Operations.   The asset impairment charges consist of a  $58 million charge associated with Carrier's ongoing portfolio transformation to a higher returns business and a  $28 million charge at Hamilton Sundstrand related to the expected disposition of an aerospace business as part of Hamilton Sundstrand's efforts to implement low cost sourcing initiatives.

In August 2009, we completed the acquisition of the remaining 71% interest in GST Holdings Limited (GST), a fire alarm provider in China, for approximately  $250 million bringing our total investment in GST to approximately  $360 million. We recorded over  $200 million of goodwill and approximately  $100 million of identified intangible assets in connection with GST. With the acquisition of the remaining 71% of GST, UTC Fire & Security further strengthened its presence in the Chinese fire safety industry.

In July 2009, Carrier and Watsco, Inc. (Watsco) formed Carrier Enterprise, LLC, a joint venture to distribute Carrier, Bryant, Payne and Totaline residential and light commercial HVAC products in the U.S. Sunbelt region and selected territories in the Caribbean and Latin America. As part of the transaction, Carrier contributed its distribution businesses located in these regions into the new venture. In consideration of its contribution, Carrier received approximately 3 million shares of common stock of Watsco and a 40 percent noncontrolling interest in the new venture, which included a business contributed by Watsco. Watsco owns a 60 percent interest in the venture with options to purchase an additional 20 percent interest from Carrier in future years. Carrier recognized a gain of approximately  $60 million in 2009 as a result of its contribution of the majority of its U.S. residential sales and distribution businesses in this new venture.

The 2008 investments consisted primarily of a number of small acquisitions in our commercial businesses.

We account for business combinations as required by the provisions of the Business Combinations Topic of the FASB ASC, which includes provisions that we adopted effective January 1, 2009. The accounting for business combinations retains the underlying concepts of the previously issued standard in that all business combinations are still required to be accounted for at fair value, but changes the method of applying the acquisition method in a number of significant aspects. Acquisition costs are generally expensed as incurred; noncontrolling interests are valued at fair value at the acquisition date; in-process research and development is recorded at fair value as an indefinite-lived intangible asset at the acquisition date; restructuring costs associated with a business combination are generally expensed subsequent to the acquisition date; and changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense. These changes are effective on a prospective basis for all of our business combinations for which the acquisition date is on or after January 1, 2009, with the exception of the accounting for valuation allowances on deferred taxes and acquired tax contingencies. Adjustments for valuation allowances on deferred taxes and acquired tax contingencies associated with acquisitions that closed prior to January 1, 2009 would also apply the revised accounting for business combination provisions.

During the measurement period we will recognize additional assets or liabilities if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets and liabilities as of that date. The measurement period shall not exceed one year from the acquisition date. Further, any associated restructuring activities will be expensed in future periods and not recorded through purchase accounting as previously done for acquisitions occurring prior to January 1, 2009.

There was no significant impact on our acquisition activity in 2010 or 2009 from the changes in the provisions of accounting for business combinations.

The assets and liabilities of the acquired businesses are accounted for under the purchase method of accounting and recorded at their fair values at the dates of acquisition. The excess of the purchase price over the estimated fair values of the net assets acquired was recorded as an increase in goodwill of  $1.7 billion in 2010,  $630 million in 2009, and  $825 million in 2008. The results of operations of acquired businesses have been included in the Consolidated Statement of Operations beginning as of the effective date of acquisition.

Goodwill. The changes in the carrying amount of goodwill, by segment, are as follows:

(Dollars in millions)	Balance as of January 1, 2010	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2010
Otis	$1,382	$100	$(12)	$1,470
Carrier	3,252	11	(92)	3,171
UTC Fire & Security	5,641	1,106	(101)	6,646
Pratt & Whitney	1,237	-	(13)	1,224
Hamilton Sundstrand	4,496	23	(28)	4,491
Sikorsky	250	81	(1)	330

Total Segments	16,258	1,321	(247)	17,332
Eliminations and other	40	349	-	389

Total	$16,298	$1,670	$(247)	$17,721

Intangible Assets. Identifiable intangible assets are comprised of the following:

	2010		2009
(Dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$1,950	$(942)	$1,814	$(833)
Patents and trademarks	441	(153)	369	(120)
Other, principally customer relationships	3,229	(1,222)	2,624	(1,047)

	5,620	(2,317)	4,807	(2,000)

Unamortized:
Trademarks and other	757	-	731	-

Total	$6,377	$(2,317)	$5,538	$(2,000)

Amortization of intangible assets in 2010 and 2009 was  $387 million and  $347 million, respectively. Amortization of these intangible assets for 2011 through 2015 is expected to approximate  $315 million per year.

Note 3: Earnings Per Share	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 3: Earnings Per Share

Note 3: Earnings Per Share

(Dollars in millions, except per share amounts; shares in millions)	2010	2009	2008
Net income attributable to common shareowners	$4,373	$3,829	$4,689

Basic weighted average shares outstanding	907.9	917.4	937.8
Stock awards	14.8	11.4	18.6
Diluted weighted average shares outstanding	922.7	928.8	956.4

Earnings Per Share of Common Stock:
Basic	$4.82	$4.17	$5.00
Diluted	$4.74	$4.12	$4.90

The computation of diluted earnings per share excludes the effect of the potential exercise of stock awards, including stock appreciation rights and stock options when the average market price of the common stock is lower than the exercise price of the related stock awards during the period. These outstanding stock awards are not included in the computation of diluted earnings per share because the effect would have been antidilutive.   For 2010, 2009, and 2008 the number of stock awards excluded from the computation was 11.4 million, 20.2 million and 8.9 million, respectively.

Note 4: Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 4: Commercial Aerospace Industry Assets and Commitments

Note 4: Commercial Aerospace Industry Assets and Commitments

We have receivables and other financing assets with commercial aerospace industry customers totaling  $3,384 million and  $3,016 million at December 31, 2010 and 2009, respectively. Customer financing assets related to commercial aerospace industry customers consist of products under lease of  $713 million and notes and leases receivable of  $416 million. The notes and leases receivable are scheduled to mature as follows:  $56 million in 2011,  $41 million in 2012,  $54 million in 2013,  $26 million in 2014,  $27 million in 2015, and  $212 million thereafter.

Financing commitments, in the form of secured debt, guarantees or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts with interest rates established at the time of funding. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. In some instances, customers may have minimum lease terms that result in sublease periods shorter than our lease obligation. Lastly, we have made residual value and other guarantees related to various commercial aerospace customer-financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves. We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are included within other intangible assets and are to be amortized as the related units are delivered.

Our commercial aerospace financing and other contractual commitments as of December 31, 2010 were  $2,032 million and are exercisable as follows:  $384 million in 2011,  $224 million in 2012,  $300 million in 2013,  $241 million in 2014,  $136 million in 2015, and  $747 million thereafter. Our financing obligations with customers are contingent upon maintenance of certain levels of financial condition by the customers. In addition, we have residual value and other guarantees of  $336 million as of December 31, 2010.

We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both deferred assets and deferred revenues. Deferred assets under these long-term aftermarket contracts totaled  $290 million and  $270 million at December 31, 2010 and 2009, respectively and are included in Other assets in the accompanying Consolidated Balance Sheets. Deferred revenues generated totaled  $1,474 million and  $1,238 million at December 31, 2010 and 2009, respectively, and are included in Accrued liabilities and Other long-term liabilities in the accompanying Consolidated Balance Sheets.

We have a 33% interest in International Aero Engines AG (IAE), an international consortium of four shareholders organized to support the V2500 commercial aircraft engine program. Our interest in IAE is accounted for under the equity method of accounting. IAE may offer customer financing in the form of guarantees, secured debt or lease financing in connection with V2500 engine sales. At December 31, 2010, IAE had financing commitments of  $709 million and asset value guarantees of  $42 million. Our share of IAE's financing commitments and asset value guarantees was approximately  $244 million at December 31, 2010. In addition, IAE had lease obligations under long-term noncancelable leases of approximately  $241 million, on an undiscounted basis, through 2020 related to aircraft, which are subleased to customers under long-term leases. These aircraft have fair market values, which approximate the financed amounts, net of reserves. The shareholders of IAE have guaranteed IAE's financing arrangements to the extent of their respective ownership interests. In the event of default by a shareholder on certain of these financing arrangements, the other shareholders would be proportionately responsible.

Reserves related to aerospace receivables and financing assets were  $133 million and  $141 million at December 31, 2010 and 2009, respectively. Reserves related to financing commitments and guarantees were  $38 million and  $34 million at December 31, 2010 and 2009, respectively.

Note 5: Inventories and Contracts in Progress	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 5: Inventories and Contracts in Progress

Note 5: Inventories & Contracts in Progress

(Dollars in millions)	2010	2009
Raw materials	$1,221	$1,281
Work-in-process	3,259	3,097
Finished goods	3,026	2,889
Contracts in progress	6,340	6,479
	13,846	13,746
Less:
Progress payments, secured by lien, on U.S. Government contracts	(275)	(264)
Billings on contracts in progress	(5,805)	(5,973)
	$7,766	$7,509

Raw materials, work-in-process and finished goods are net of valuation reserves of  $799 million and  $683 million as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, inventory also includes capitalized contract development costs of  $804 million and  $862 million, respectively, related to certain aerospace programs. These capitalized costs will be liquidated as production units are delivered to the customer. The capitalized contract development costs within inventory principally relate to capitalized costs on Sikorsky's CH-148 contract with the Canadian government. The CH-148 is a derivative of the H-92, a military variant of the S-92.

Contracts in progress principally relate to elevator and escalator contracts and include costs of manufactured components, accumulated installation costs and estimated earnings on incomplete contracts.

Our sales contracts in many cases are long-term contracts expected to be performed over periods exceeding twelve months. At December 31, 2010 and 2009, approximately 75% and 73%, respectively, of total inventories and contracts in progress have been acquired or manufactured under such long-term contracts, a portion of which is not scheduled for delivery within the next twelve months.

Note 6: Fixed Assets	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 6: Fixed Assets

Note 6: Fixed Assets

(Dollars in millions)	Estimated Useful Lives	2010	2009
Land		$342	$345
Buildings and improvements	12-40 years	4,908	4,898
Machinery, tools and equipment	3-20 years	10,010	9,941
Other, including under construction		654	493

		15,914	15,677
Accumulated depreciation		(9,634)	(9,313)

		$6,280	$6,364

Depreciation expense was  $900 million in 2010,  $852 million in 2009 and  $865 million in 2008.

Note 7: Accrued Liabilities	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 7: Accrued Liabilities

Note 7: Accrued Liabilities

(Dollars in millions)	2010	2009
Advances on sales contracts and service billings	$5,203	$5,267
Accrued salaries, wages and employee benefits	1,918	1,801
Litigation and contract matters	577	541
Income taxes payable	504	348
Service and warranty accruals	449	447
Accrued restructuring costs	358	403
Interest payable	294	296
Accrued workers compensation	210	181
Accrued property, sales and use taxes	209	196
Other	2,525	2,312

	$12,247	$11,792

Note 8: Borrowings and Lines of Credit	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 8: Borrowings and Lines of Credit

Note 8: Borrowings and Lines of Credit

Short-term borrowings were  $116 million and  $254 million as of December 31, 2010 and 2009, respectively. The weighted-average interest rates applicable to short-term borrowings outstanding at December 31, 2010 and 2009 were 6.3% and 4.8%, respectively. At December 31, 2010, approximately  $2.0 billion was available under short-term lines of credit with local banks at our various domestic and international subsidiaries. As of December 31, 2010 and 2009, we did not have any outstanding commercial paper. We generally use our commercial paper borrowings for general corporate purposes, including the funding of potential acquisitions and repurchases of our common stock.

At December 31, 2010, we had new committed revolving credit agreements from banks permitting aggregate borrowings of up to  $3.0 billion under a  $1.6 billion revolving credit agreement and a  $1.4 billion multicurrency revolving credit agreement, which expire in November 2014 and December 2014, respectively. These new revolving credit agreements were entered into on November 30, 2010 and December 3, 2010, respectively, to replace our former revolving credit agreements which had permitted aggregate borrowings of up to  $2.5 billion under a  $1.5 billion revolving credit agreement and a  $1.0 billion multicurrency revolving credit agreement which were set to expire in October 2011 and November 2011, respectively. As of December 31, 2010 and 2009, there were no borrowings under these revolving credit agreements. The undrawn portions under both of these agreements are also available to serve as backup facilities for the issuance of commercial paper.

Our long-term debt consists of the following:

(Dollars in millions)	2010	2009
4.375% notes due 2010 *	$-	$600
7.125% notes due 2010 *	-	500
6.350% notes due 2011 *	-	500
6.100% notes due 2012 *	500	500
4.875% notes due 2015 *	1,200	1,200
5.375% notes due 2017 *	1,000	1,000
6.125% notes due 2019 *	1,250	1,250
8.875% notes due 2019	272	272
4.500% notes due 2020 *	1,250	-
8.750% notes due 2021	250	250
6.700% notes due 2028	400	400
7.500% notes due 2029 *	550	550
5.400% notes due 2035 *	600	600
6.050% notes due 2036 *	600	600
6.125% notes due 2038 *	1,000	1,000
5.700% notes due 2040 *	1,000	-
Project financing obligations	141	158
Other (including capitalized leases)	160	110
Total long-term debt	10,173	9,490
Less current portion	(163)	(1,233)
Long-term portion	$10,010	$8,257

*        We may redeem the above notes, in whole or in part, at our option at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount of the notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed, discounted to the redemption date on a semiannual basis at the adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.

In February 2010, we issued two series of fixed rate notes that pay interest semiannually, in arrears, on April 15 and October 15 of each year beginning October 15, 2010. The  $1.25 billion principal amount of fixed rate notes bears interest at a rate equal to 4.500% per year and matures on April 15, 2020. The  $1.0 billion principal amount of fixed rate notes bears interest at a rate equal to 5.700% per year and matures on April 15, 2040. The proceeds from these notes were used primarily to fund a portion of the acquisition of the GE Security business, and to repay commercial paper borrowings.

In May 2010, we repaid the entire  $600 million outstanding principal amount of our 4.375% notes at maturity.  In June 2010, we redeemed the entire  $500 million outstanding principal amount of our 7.125% notes that would otherwise have been due November 15, 2010 and in September 2010, we redeemed the entire  $500 million outstanding principal amount of our 6.350% notes that would otherwise have been due March 1, 2011.

The project financing obligations noted above are associated with the sale of rights to unbilled revenues related to the ongoing activity of an entity owned by Carrier. The percentage of total debt at floating interest rates was 2% and 3% at December 31, 2010 and 2009, respectively.

The schedule of principal payments required on long-term debt for the next five years and thereafter is:

(Dollars in millions)
2011	$163
2012	543
2013	4
2014	39
2015	1,206
Thereafter	8,218
Total	$10,173

We have an existing universal shelf registration statement filed with the Securities and Exchange Commission (SEC) for an indeterminate amount of securities for future issuance, subject to our internal limitations on the amount of debt to be issued under this shelf registration statement.

Note 9: Equity	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 9: Equity

Note 9: Equity

Consistent with the requirements under the Business Combinations Topic of the FASB ASC and the accounting for noncontrolling interests in Consolidated Financial Statements, as adopted in 2009, changes in noncontrolling interests that do not result in a change of control and where there is a difference between fair value and carrying value are accounted for as equity transactions. A summary of these changes in ownership interests in subsidiaries and the pro-forma effect on Net income attributable to common shareowners had they been recorded through net income is provided below:

(Dollars in millions)	2010	2009	2008
Net income attributable to common shareowners	$4,373	$3,829	$4,689

Transfers to noncontrolling interests -
Decrease in common stock for purchase of subsidiary shares	(12)	(67)	-

Net income attributable to common shareowners after transfers to noncontrolling interests	$4,361	$3,762	$4,689

Note 10: Income Taxes	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 10: Income Taxes

Note 10: Income Taxes

The income tax expense (benefit) for the years ended December 31, consisted of the following components:

(Dollars in millions)	2010	2009	2008
Current:
United States:
Federal	$122	$239	$576
State	128	54	51
Foreign	1,164	837	1,211

	1,414	1,130	1,838
Future:
United States:
Federal	$461	$370	$142
State	-	41	(52)
Foreign	(48)	40	(45)

	413	451	45

Income tax expense	$1,827	$1,581	$1,883

Attributable to items credited (charged) to equity and goodwill	$276	$(782)	$2,818

Future income taxes represent the tax effects of transactions, which are reported in different periods for tax and financial reporting purposes. These amounts consist of the tax effects of temporary differences between the tax and financial reporting balance sheets and tax carryforwards. Pursuant to the Income Taxes Topic of the FASB ASC, current and non-current future income tax benefits and payables within the same tax jurisdiction are generally offset for presentation in the Consolidated Balance Sheet.

The tax effects of net temporary differences and tax carryforwards which gave rise to future income tax benefits and payables at December 31, 2010 and 2009 are as follows:

(Dollars in millions)	2010	2009
Future income tax benefits:
Insurance and employee benefits	$1,986	$2,209
Other asset basis differences	(540)	(357)
Other liability basis differences	958	901
Tax loss carryforwards	729	764
Tax credit carryforwards	1,371	1,177
Valuation allowance	(911)	(903)

	$3,593	$3,791

Future income taxes payable:
Fixed assets	$647	$650
Other items, net	190	123

	$837	$773

Valuation allowances have been established primarily for tax credit carryforwards, tax loss carryforwards, and certain foreign temporary differences to reduce the future income tax benefits to expected realizable amounts. Upon the January 1, 2009 adoption of the additional guidance issued under the Income Taxes Topic of the FASB ASC related to the accounting for business combinations, changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally will affect income tax expense including those associated with acquisitions that closed prior to the date of adoption.

The sources of income before income taxes are:

(Dollars in millions)	2010	2009	2008
United States	$2,655	$2,584	$2,899
Foreign	3,883	3,176	4,037

	$6,538	$5,760	$6,936

With few exceptions, U.S. income taxes have not been provided on undistributed earnings of international subsidiaries. It is not practicable to estimate the amount of tax that might be payable. Our intention is to reinvest these earnings permanently outside the U.S. or to repatriate the earnings only when it is tax effective to do so. Accordingly, we believe that U.S. tax on any earnings that might be repatriated would be substantially offset by U.S. foreign tax credits.

Differences between effective income tax rates and the statutory U.S. federal income tax rate are as follows:

	2010	2009	2008
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(7.6)%	(6.9)%	(6.9)%
Tax audit settlements	-	(0.7)%	(0.8)%
Other	0.5%	-	(0.2)%

Effective income tax rate	27.9%	27.4%	27.1%

The 2010 effective tax rate increased as compared to 2009 due to the absence of certain discrete items which had a net favorable impact in 2009. The 2010 effective tax rate reflects a non-recurring tax expense reduction associated with management's decision to repatriate additional high tax dividends from the current year to the U.S. in 2010 as a result of recent U.S. tax legislation. This is partially offset by the non-deductibility of impairment charges, the adverse impact from the health care legislation related to the Medicare Part D program and other increases to our effective tax rate.

The 2009 effective tax rate reflects approximately  $38 million of tax expense reductions relating to re-evaluation of our liabilities and contingencies based on global examination activity, including the IRS's completion of 2004 and 2005 examination fieldwork and our related protest filing. As a result of the global examination activity, we recognized approximately  $18 million of associated pre-tax interest income adjustments during 2009.

The 2008 effective tax rate reflects  $62 million of tax expense reductions, principally related to the resolution of disputes with the Appeals Division of the IRS for tax years 2000 through 2003.

In the normal course of business, various tax authorities examine us, including the IRS. The IRS review of tax years 2006 through 2008 is ongoing. Although the outcome of these matters cannot be currently determined, we believe adequate provision has been made for any potential unfavorable financial statement impact.

At December 31, 2010, tax credit carryforwards, principally state and federal, and tax loss carryforwards, principally state and foreign, were as follows:

(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2011-2015	$29	$508
2016-2020	397	232
2021-2030	248	574
Indefinite	697	1,999
Total	$1,371	$3,313

At December 31, 2010, we had gross tax-effected unrecognized tax benefits of  $891 million, all of which, if recognized, would impact the effective tax rate. A reconciliation of the beginning and ending amounts of unrecognized tax benefits and interest expense related to unrecognized tax benefits for the years ended December 31, 2010, 2009, and 2008 is as follows:

(Dollars in millions)	2010	2009	2008
Balance at January 1	$793	$773	$798
Additions for tax positions related to the current year	115	90	112
Additions for tax positions of prior years	80	174	66
Reductions for tax positions of prior years	(81)	(20)	(85)
Settlements	(16)	(224)	(118)

Balance at December 31	$891	$793	$773

Gross interest expense related to unrecognized tax benefits	$27	$21	$39

Total accrued interest balance at December 31	$144	$142	$161

Included in the balances at December 31, 2009 and 2008, were  $57 million and  $63 million, respectively, of tax positions whose tax characterization was highly certain but for which there was uncertainty about the timing of tax return inclusion.  During 2010, the uncertainty was removed as a result of an accounting method change approved by the Internal Revenue Service.

We conduct business globally and, as a result, UTC or one or more of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. In the normal course of business we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as Australia, Belgium, Canada, China, France, Germany, Hong Kong, Italy, Japan, South Korea, Singapore, Spain, the United Kingdom and the United States. With few exceptions, we are no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years before 1998.

It is reasonably possible that over the next twelve months the amount of unrecognized tax benefits may change within a range of a net increase of  $40 million to a net decrease of  $170 million resulting from additional worldwide uncertain tax positions, from the re-evaluation of current uncertain tax positions arising from developments in examinations, in appeals, or in the courts, or from the closure of tax statutes. Not included in the range is €197 million (approximately  $259 million) of tax benefits that we have claimed related to a 1998 German reorganization. These tax benefits are currently being reviewed by the German Tax Office in the course of an audit of tax years 1999 to 2000. In 2008 the German Federal Tax Court denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the German Federal Tax Court on this other matter was appealed to the European Court of Justice (ECJ) to determine if the underlying German tax law is violative of European Union (EU) principles. On September 17, 2009 the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the German Federal Tax Court for further consideration of certain related issues. In May 2010, the German Federal Tax Court released its decision, in which it resolved certain tax issues that may be relevant to our audit and remanded the case to a lower court for further development. After consideration of the ECJ decision and the latest German Federal Tax Court decision, we continue to believe that it is more likely than not that the relevant German tax law is violative of EU principles and we have not accrued tax expense for this matter. As we continue to monitor developments related to this matter, it may become necessary for us to accrue tax expense and related interest.

Note 11: Employee Benefit Plans	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 11: Employee Benefit Plans

Note 11: Employee Benefit Plans

We sponsor numerous domestic and foreign employee benefit plans, which are discussed below.

Employee Savings Plans. We sponsor various employee savings plans. Our contributions to employer sponsored defined contribution plans were  $200 million,  $192 million and  $212 million for 2010, 2009 and 2008, respectively. Effective January 1, 2010, newly hired non-union domestic employees receive all of their retirement benefits through the defined contribution savings plan.

Our non-union domestic employee savings plan uses an Employee Stock Ownership Plan (ESOP) for employer contributions. External borrowings were used by the ESOP to fund a portion of its purchase of ESOP stock from us. The external borrowings have been extinguished and only re-amortized loans remain between the company and the ESOP Trust. As ESOP debt service payments are made, common stock is released from an unreleased shares account. ESOP debt may be prepaid or re-amortized to either increase or decrease the number of shares released so that the value of released shares equals the value of plan benefit. We may also, at our option, contribute additional common stock or cash to the ESOP.

Shares of common stock are allocated to employees' ESOP accounts at fair value on the date earned. Cash dividends on common stock held by the ESOP are used for debt service payments. Participants receive additional shares in lieu of cash dividends. Common stock allocated to ESOP participants is included in the average number of common shares outstanding for both basic and diluted earnings per share. At December 31, 2010, 35.6 million common shares had been allocated to employees, leaving 20.4 million unallocated common shares in the ESOP Trust, with an approximate fair value of  $1.6 billion.

Pension Plans. We sponsor both funded and unfunded domestic and foreign defined benefit pension plans that cover the majority of our employees. Our plans use a December 31 measurement date consistent with our fiscal year.

(Dollars in millions)	2010	2009
Change in Benefit Obligation:
Beginning balance	$22,271	$21,511
Service cost	396	429
Interest cost	1,287	1,285
Actuarial loss	1,625	471
Total benefits paid	(1,216)	(1,162)
Net settlement and curtailment gain	(37)	(62)
Plan amendments	121	(534)
Other	(2)	333
Ending balance	$24,445	$22,271
Change in Plan Assets:
Beginning balance	$19,377	$15,940
Actual return on plan assets	2,635	3,004
Employer contributions	1,621	1,308
Benefits paid from plan assets	(1,216)	(1,111)
Other	(33)	236
Ending balance	$22,384	$19,377
Funded Status:
Fair value of plan assets	$22,384	$19,377
Benefit obligations	(24,445)	(22,271)
Funded status of plan	$(2,061)	$(2,894)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$637	$341
Current liability	(58)	(72)
Noncurrent liability	(2,640)	(3,163)
Net amount recognized	$(2,061)	$(2,894)
Amounts Recognized in Accumulated Other Comprehensive Income Consist of:
Net actuarial loss	$7,223	$6,767
Prior service credit	(184)	(313)
Transition obligation	6	7
Net amount recognized	$7,045	$6,461

The amounts included in “Other” in the preceding table reflect the impact of foreign exchange translation, primarily for plans in the United Kingdom and Canada.

Qualified domestic pension plan benefits comprise approximately 76% of the projected benefit obligation. Benefits for union employees are generally based on a stated amount for each year of service. For non-union employees, benefits are generally based on an employee's years of service and compensation near retirement. Effective January 1, 2015, this formula will change to the existing cash balance formula that was adopted in 2003 for newly hired non-union employees and for other non-union employees who made a one-time voluntary election to have future benefit accruals determined under this formula. This plan change resulted in a  $623 million reduction in the projected benefit obligation as of December 31, 2009. Certain foreign plans, which comprise approximately 23% of the projected benefit obligation, are considered defined benefit plans for accounting purposes. Nonqualified domestic pension plans provide supplementary retirement benefits to certain employees and are not a material component of the projected benefit obligation.

We made  $1,001 million of cash contributions and contributed  $250 million in UTC common stock to our domestic defined benefit pension plans and made  $298 million of cash contributions to our foreign defined benefit pension plans in 2010. In 2009, we made  $951 million of cash contributions to our domestic defined benefit pension plans and made  $319 million of cash contributions to our foreign defined benefit pension plans.

Information for pension plans with accumulated benefit obligation in excess of plan assets:

(Dollars in millions)	2010	2009
Projected benefit obligation	$21,556	$18,327
Accumulated benefit obligation	20,562	17,342
Fair value of plan assets	18,885	15,315

The accumulated benefit obligation for all defined benefit pension plans was  $23.2 billion and  $20.8 billion at December 31, 2010 and 2009, respectively.

The components of the net periodic pension cost are as follows:

(Dollars in millions)	2010	2009	2008
Pension Benefits:
Service cost	$396	$429	$446
Interest cost	1,287	1,285	1,263
Expected return on plan assets	(1,735)	(1,634)	(1,663)
Amortization of prior service (credits) costs	(18)	56	49
Amortization of unrecognized net transition obligation	1	1	1
Recognized actuarial net loss	285	226	119
Net settlement and curtailment loss	2	102	1
Net periodic pension cost – employer	$218	$465	$216

Other changes in plan assets and benefit obligations recognized in other comprehensive income in 2010 are as follows:

(Dollars in millions)
Current year actuarial loss	$728
Amortization of actuarial loss	(285)
Current year prior service cost	121
Amortization of prior service credit	18
Amortization of transition obligation	(1)
Other	(22)
Total recognized in other comprehensive income	559
Net recognized in net periodic pension cost and other comprehensive income	$777

The estimated amount that will be amortized from accumulated other comprehensive income into net periodic pension cost in 2011 is as follows:

(Dollars in millions)
Net actuarial loss	$461
Prior service credit	(12)
Transition obligation	1
$450

Contributions to multiemployer plans were  $117 million,  $126 million and  $163 million for 2010, 2009 and 2008, respectively.

Major assumptions used in determining the benefit obligation and net cost for pension plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2010	2009	2010	2009	2008
Discount rate	5.4%	5.9%	5.9%	6.1%	6.0%
Salary scale	4.4%	4.4%	4.4%	4.4%	4.4%
Expected return on plan assets	-	-	8.0%	8.2%	8.3%

In determining the expected return on plan assets, we consider the relative weighting of plan assets, the historical performance of total plan assets and individual asset classes, and economic and other indicators of future performance. In addition, we may consult with and consider the opinions of financial and other professionals in developing appropriate capital market assumptions. Return projections are also validated using a simulation model that incorporates yield curves, credit spreads and risk premiums to project long-term prospective returns.

The plan's investment management objectives include maintaining an adequate level of diversification, to reduce interest rate and market risk, and to provide adequate liquidity to meet immediate and future benefit payment requirements. The overall investment strategy targets a mix of 67% growth seeking assets and 33% income generating assets using a wide diversification of asset types, fund strategies and investment managers. The growth seeking allocation consists of global public equities in developed and emerging countries, private equity, real estate and balanced market risk strategies. Within global equities, 12% of the portfolio is an enhanced equity strategy that invests in publicly traded equity and fixed income securities, derivatives and foreign currency. Investments in private equity are primarily via limited partnership interests in buy-out strategies with smaller allocations in distressed debt funds. The real estate strategy is principally concentrated in directly held U.S. core investments with some smaller investments in international, value-added and opportunistic strategies. Within the income generating assets, the fixed income portfolio consists of a broadly diversified portfolio of corporate bonds, global government bonds and U.S. Treasury STRIPS. These investments are designed to hedge 40% of the interest rate sensitivity of the pension plan liabilities.

The fair values of pension plan assets at December 31, 2010 and 2009 by asset category are as follows:

	Quoted Prices in Active Markets For Identical Assets	Significant Observable Inputs	Significant Unobservable Inputs
(Dollars in millions)	(Level 1)	(Level 2)	(Level 3)	Total
Asset Category:
Public Equities
Global Equities	$5,332	$7	$1	$5,340
Global Equity Commingled Funds (a)	-	3,200	-	3,200
Enhanced Global Equities (b)	57	1,662	245	1,964
Private Equities (c)	-	-	1,134	1,134
Fixed Income Securities
Governments	691	1,149	-	1,840
Corporate Bonds	21	5,424	-	5,445
Structured Products (d)	-	76	-	76
Real Estate (e)	-	26	944	970
Other (f)	-	1,517	-	1,517
Cash & Cash Equivalents (g)	-	293	-	293
Subtotal	$6,101	$13,354	$2,324	21,779
Other Assets & Liabilities (h)				605
Total at December 31, 2010				$22,384

Public Equities
Global Equities	$4,595	$4	$-	$4,599
Global Equity Commingled Funds (a)	77	2,695	-	2,772
Enhanced Global Equities (b)	22	1,538	11	1,571
Private Equities (c)	-	-	1,045	1,045
Fixed Income Securities
Governments	149	786	-	935
Corporate Bonds	76	5,620	-	5,696
Structured Products (d)	-	1	-	1
Real Estate (e)	-	51	715	766
Other (f)	50	1,100	-	1,150
Cash & Cash Equivalents (g)	190	241	-	431
Subtotal	$5,159	$12,036	$1,771	18,966
Other Assets & Liabilities (h)				411
Total at December 31, 2009				$19,377

(a)	Represents commingled funds that invest primarily in common stocks.
(b)	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(c)	Represents limited partner investments with general partners that primarily invest in debt and equity.
(d)	Represents mortgage and asset-backed securities.
(e)	Represents investments in real estate including commingled funds and directly held properties.
(f)	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(g)	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(h)	Represents trust receivables and payables that are not leveled.

Derivatives in the plan are primarily used to manage risk and gain asset class exposure while still maintaining liquidity. Derivative instruments mainly consist of equity futures, interest rate futures, interest rate swaps and currency forward contracts.

Our common stock represents approximately 3% and 4% of total plan assets at December 31, 2010 and 2009, respectively. We review our assets at least quarterly to ensure we are within the targeted asset allocation ranges and, if necessary, asset balances are adjusted back within target allocations. We employ a broadly diversified investment manager structure that includes diversification by active and passive management, style, capitalization, country, sector, industry and number of investment managers.

The fair value measurement of plan assets using significant unobservable inputs (Level 3) changed due to the following:

	Changes in Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
(Dollars in millions)	Global Equities	Global Equity Commingled Funds	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2008	$-	$21	$7	$990	$96	$894	$2,008
Realized (losses) gains	-	(4)	-	(90)	13	(35)	(116)
Unrealized gains (losses) relating to
instruments still held in the reporting period	-	5	-	140	30	(228)	(53)
Purchases, sales, and settlements, net	-	(22)	4	5	(139)	84	(68)
Balance, December 31, 2009	-	-	11	1,045	-	715	1,771
Realized gains (losses)	-	-	-	157	-	(6)	151
Unrealized gains relating to
instruments still held in the reporting period	-	-	9	51	-	63	123
Purchases, sales, and settlements, net	1	-	225	(119)	-	150	257
Transfers in, net	-	-	-	-	-	22	22
Balance, December 31, 2010	$1	$-	$245	$1,134	$-	$944	$2,324

Quoted market prices are used to value investments when available. Investments in securities traded on exchanges, including listed futures and options, are valued at the last reported sale prices on the last business day of the year or, if not available, the last reported bid prices. Fixed income securities are primarily measured using a market approach pricing methodology, where observable prices are obtained by market transactions involving identical or comparable securities of issuers with similar credit ratings. Mortgages have been valued on the basis of their future principal and interest payments discounted at prevailing interest rates for similar investments.  Investment contracts are valued at fair value by discounting the related cash flows based on current yields of similar instruments with comparable durations. Real estate investments are valued on a quarterly basis using discounted cash flow models which consider long-term lease estimates, future rental receipts and estimated residual values. Valuation estimates are supplemented by third-party appraisals on an annual basis.

Private Equity limited partnerships are valued quarterly using discounted cash flows, earnings multiples and market multiples.  Valuation adjustments reflect changes in operating results, financial condition, or prospects of the applicable portfolio company. Over-the-counter securities and government obligations are valued at the bid prices or the average of the bid and ask prices on the last business day of the year from published sources or, if not available, from other sources considered reliable, generally broker quotes. Temporary cash investments are stated at cost, which approximates fair value.

Estimated Future Contributions and Benefit Payments

We expect to make contributions of approximately  $450 million to our global pension plans in 2011, including approximately  $250 million to our domestic plans. Contributions do not reflect benefits to be paid directly from corporate assets.

Benefit payments, including amounts to be paid from corporate assets, and reflecting expected future service, as appropriate, are expected to be paid as follows:  $1,290 million in 2011,  $1,334 million in 2012,  $1,374 million in 2013,  $1,430 million in 2014,  $1,489 million in 2015, and  $8,416 million from 2016 through 2020.

Postretirement Benefit Plans. We sponsor a number of postretirement benefit plans that provide health and life benefits to eligible retirees. Such benefits are provided primarily from domestic plans, which comprise approximately 86% of the benefit obligation. The postretirement plans are primarily unfunded. Assets in funded plans are primarily invested in cash and cash equivalents.

(Dollars in millions)	2010	2009
Change in Benefit Obligation:
Beginning balance	$876	$871
Service cost	2	2
Interest cost	46	50
Actuarial (gain) loss	(29)	20
Total benefits paid	(105)	(83)
Other	42	16
Ending balance	$832	$876
Change in Plan Assets:
Beginning balance	$11	$16
Actual return on plan assets	(1)	-
Employer contributions	76	73
Benefits paid from plan assets	(105)	(83)
Other	29	5
Ending balance	$10	$11
Funded Status:
Fair value of plan assets	$10	$11
Benefit obligations	(832)	(876)
Funded status of plan	$(822)	$(865)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(66)	$(81)
Noncurrent liability	(756)	(784)
	$(822)	$(865)
Amounts Recognized in Accumulated Other Comprehensive Income Consist of:
Net actuarial gain	$(130)	$(104)
Prior service cost (credit)	1	(2)
	$(129)	$(106)

The components of net periodic benefit cost are as follows:

(Dollars in millions)	2010	2009	2008
Other Postretirement Benefits:
Service cost	$2	$2	$3
Interest cost	46	50	53
Expected return on plan assets	(1)	(1)	(2)
Amortization of prior service credit	(2)	(2)	(6)
Recognized actuarial net gain	(1)	(3)	-

Net periodic other postretirement benefit cost	$44	$46	$48

Other changes in plan assets and benefit obligations recognized in other comprehensive income in 2010 are as follows:

(Dollars in millions)
Current year actuarial gain	$(27)
Amortization of prior service credit	2
Amortization of actuarial net gain	1
Total recognized in other comprehensive income	(24)
Net recognized in net periodic other postretirement benefit cost and other comprehensive income	$20

The estimated amounts that will be amortized from accumulated other comprehensive income into net periodic benefit cost in 2011 include actuarial net gains of  $9 million and prior service credits of  $2 million.

Major assumptions used in determining the benefit obligation and net cost for postretirement plans are presented in the following table as weighted-averages:

	Benefit Obligation		Net Cost
	2010	2009	2010	2009	2008
Discount rate	4.9%	5.5%	5.5%	6.0%	5.9%
Expected return on plan assets	-	-	5.0%	5.8%	7.8%

Assumed health care cost trend rates are as follows:

	2010	2009
Health care cost trend rate assumed for next year	9.0%	8.0%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2016

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	2010 One-Percentage- Point
(Dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$2	$(2)
Effect on postretirement benefit obligation	$44	$(38)

Estimated Future Benefit Payments

Benefit payments, including net amounts to be paid from corporate assets and reflecting expected future service, as appropriate, are expected to be paid as follows:  $73 million in 2011,  $71 million in 2012,  $69 million in 2013,  $67 million in 2014,  $65 million in 2015, and  $263 million from 2016 through 2020.

Stock-based Compensation. We have long-term incentive plans authorizing various types of market and performance based incentive awards that may be granted to officers and employees. Our Long Term Incentive Plan (LTIP) was initially approved on April 13, 2005 and amended in 2008 to increase the maximum number of shares available for award under the LTIP to 71 million shares. Following initial approval of the LTIP, we may not grant any new awards under previously existing equity compensation plans. As of December 31, 2010, approximately 16 million shares remain available for awards under the LTIP. The LTIP does not contain an annual award limit. We expect that the shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding. The LTIP will expire after all shares have been awarded or April 30, 2014, whichever is sooner.

Under all long-term incentive plans, the exercise price of awards is set on the grant date and may not be less than the fair market value per share on that date. Generally, stock appreciation rights and stock options have a term of ten years and a minimum three-year vesting period. In the event of retirement, awards held for more than one year shall immediately become vested and exercisable. In addition, under the LTIP, awards with performance-based vesting generally have a minimum three-year vesting period and vest based on performance against pre-established metrics. In the event of retirement, awards held more than one year remain eligible to vest. We have historically repurchased shares of our common stock in an amount at least equal to the number of shares issued under our equity compensation arrangements and expect to continue this policy.

We measure the cost of all share-based payments, including stock options, at fair value on the grant date and recognize this cost in the statement of operations. For the years ended December 31, 2010, 2009 and 2008,  $154 million,  $153 million and  $211 million, respectively, of compensation cost was recognized in operating results. The associated future income tax benefit recognized was  $47 million,  $49 million and  $72 million for the years ended December 31, 2010, 2009 and 2008, respectively.

For the years ended December 31, 2010, 2009 and 2008, the amount of cash received from the exercise of stock options was  $386 million,  $342 million and  $163 million, respectively, with an associated tax benefit realized of  $139 million,  $95 million and  $49 million, respectively. In addition, for the years ended December 31, 2010 and 2009, the associated tax benefit realized from the vesting of performance share units was  $20 million and  $33 million, respectively. Also, in accordance with the Compensation – Stock Compensation Topic of the FASB ASC, for the years ended December 31, 2010, 2009 and 2008,  $94 million,  $50 million and  $32 million, respectively, of certain tax benefits have been reported as operating cash outflows with corresponding cash inflows from financing activities.

At December 31, 2010, there was  $148 million of total unrecognized compensation cost related to non-vested equity awards granted under long-term incentive plans. This cost is expected to be recognized ratably over a weighted-average period of 1.5 years.

A summary of the transactions under all long-term incentive plans for the year ended December 31, 2010 follows:

	Stock Options		Stock Appreciation Rights		Performance Share Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**	Other Incentive Shares / Units
Outstanding at:
December 31, 2009	38,896	$42.10	27,337	$62.70	3,112	$63.12	631
Granted	529	73.70	6,033	72.98	1,002	71.63	279
Exercised/earned	(11,904)	37.21	(1,230)	59.94	(973)	62.81	(69)
Cancelled	(184)	44.34	(920)	65.08	(117)	65.22	(34)
December 31, 2010	27,337	$44.82	31,220	$64.72	3,024	$65.96	807

*       weighted-average exercise price

**       weighted-average grant stock price

The weighted-average grant date fair value of stock options and stock appreciation rights granted during 2010, 2009 and 2008 was  $17.86,  $16.01 and  $21.16, respectively. The weighted-average grant date fair value of performance share units, which vest upon achieving certain performance metrics, granted during 2010, 2009, and 2008 was  $78.73,  $61.56 and  $84.01, respectively. The total fair value of awards vested during the years ended December 31, 2010, 2009 and 2008 was  $172 million,  $235 million and  $144 million, respectively. The total intrinsic value (which is the amount by which the stock price exceeded the exercise price on the date of exercise) of stock options and stock appreciation rights exercised during the years ended December 31, 2010, 2009 and 2008 was  $446 million,  $296 million and  $173 million, respectively. The total intrinsic value (which is the stock price at vesting) of performance share units vested was  $62 million and  $100 million during the years ended December 31, 2010 and 2009, respectively.

The following table summarizes information about equity awards outstanding that are vested and expected to vest and equity awards outstanding that are exercisable at December 31, 2010:

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands, aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	58,065	$55.11	$1,371	5.2	39,016	$49.57	$1,137	3.8
Performance Share Units/Restricted Stock	2,402	-	$189	1.3

*       weighted-average exercise price per share

**       weighted-average contractual remaining term in years

The fair value of each option award is estimated on the date of grant using a binomial lattice model. The following table indicates the assumptions used in estimating fair value for the years ended December 31, 2010, 2009 and 2008. Because lattice-based option models incorporate ranges of assumptions for inputs, those ranges are as follows:

	2010	2009	2008
Expected volatility	24% - 28%	30% - 42%	23% - 26%
Weighted-average volatility	25%	30%	23%
Expected term (in years)	7.4 - 7.9	7.4 - 7.9	7.9 - 8.7
Expected dividends	2.7%	2.1%	1.6%
Risk-free rate	0.1% - 4.0%	0% - 2.5%	2.9% - 4.0%

Expected volatilities are based on the returns of our stock, including implied volatilities from traded options on our stock for the binomial lattice model. We use historical data to estimate equity award exercise and employee termination behavior within the valuation model. Separate employee groups and equity award characteristics are considered separately for valuation purposes. The expected term represents an estimate of the period of time equity awards are expected to remain outstanding. The risk-free rate is based on the term structure of interest rates at the time of equity award grant.

Note 12: Restructuring and Other Costs	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 12: Restructuring and Other Costs

Note 12: Restructuring and Other Costs

During 2010, we recorded net pre-tax restructuring and other costs totaling  $443 million for new and ongoing restructuring actions. We recorded charges in the segments as follows:

(Dollars in millions)
Otis	$83
Carrier	75
UTC Fire & Security	78
Pratt & Whitney	138
Hamilton Sundstrand	37
Sikorsky	14
Eliminations and other	18
Total	$443

The net costs consist of  $283 million recorded in cost of sales,  $159 million in selling, general and administrative expenses and  $1 million in other income, net. As described below, these charges primarily relate to actions initiated during 2010 and 2009.

2010 Actions. During 2010, we initiated restructuring actions relating to ongoing cost reduction efforts, including workforce reductions and consolidation of field operations. We recorded net pre-tax restructuring and other costs totaling  $371 million for restructuring actions initiated in 2010, consisting of  $221 million in cost of sales and  $150 million in selling, general and administrative expenses.

We expect the actions that were initiated in 2010 to result in net workforce reductions of approximately 5,000 hourly and salaried employees, the exiting of approximately 3.9 million net square feet of facilities and the disposal of assets associated with exited facilities. As of December 31, 2010, we have completed, with respect to the actions initiated in 2010, net workforce reductions of approximately 2,400 employees and 300,000 net square feet of facilities have been exited. We are targeting to complete in 2011 the majority of the remaining workforce and all facility related cost reduction actions initiated in 2010. No specific plans for significant other actions have been finalized at this time.

The following table summarizes the accrual balances and utilization by cost type for the 2010 restructuring actions:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Net pre-tax restructuring charges	$301	$19	$51	$371
Utilization and foreign exchange	(98)	(19)	(27)	(144)

Balance at December 31, 2010	$203	$-	$24	$227

The following table summarizes expected, incurred and remaining costs for the 2010 restructuring actions by type:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$327	$19	$111	$457
Costs incurred during 2010	(301)	(19)	(51)	(371)

Remaining costs at December 31, 2010	$26	$-	$60	$86

The following table summarizes expected, incurred and remaining costs for the 2010 restructuring actions by segment:

(Dollars in millions)	Expected Costs	Costs Incurred During 2010	Remaining Costs at December 31, 2010
Otis	$90	$(87)	$3
Carrier	108	(74)	34
UTC Fire & Security	90	(64)	26
Pratt & Whitney	90	(84)	6
Hamilton Sundstrand	43	(29)	14
Sikorsky	18	(15)	3
Eliminations and other	18	(18)	-

Total	$457	$(371)	$86

2009 Actions. During 2010, we recorded net pre-tax restructuring and other costs totaling  $85 million for restructuring actions initiated in 2009, consisting of  $63 million in cost of sales and  $21 million in selling, general and administrative expenses and  $1 million in other income, net. The 2009 actions relate to ongoing cost reduction efforts, including workforce reductions, the consolidation of field operations and the consolidation of repair and overhaul operations.

As of December 31, 2010, we have completed net workforce reductions of approximately 13,400 employees of an expected 14,400, and have exited 1.3 million net square feet of facilities of an expected 4.7 million net square feet. The remaining workforce and facility reduction actions are targeted for completion during 2011.

The following table summarizes the restructuring accrual balances and utilization by cost type for the 2009 programs:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2010	$295	$-	$17	$312
Net pre-tax restructuring charges	19	13	53	85
Utilization and foreign exchange	(201)	(13)	(52)	(266)

Balance at December 31, 2010	$113	$-	$18	$131

The following table summarizes expected, incurred and remaining costs for the 2009 programs by type:

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$711	$82	$118	$911
Costs incurred during 2009	(680)	(69)	(53)	(802)
Costs incurred during 2010	(19)	(13)	(53)	(85)

Remaining costs at December 31, 2010	$12	$-	$12	$24

The following table summarizes expected, incurred and remaining costs for the 2009 programs by segment:

(Dollars in millions)	Expected Costs	Costs Incurred During 2009	Costs Incurred During 2010	Remaining Costs at December 31, 2010
Otis	$155	$(157)	$3	$1
Carrier	229	(205)	(11)	13
UTC Fire & Security	119	(103)	(14)	2
Pratt & Whitney	233	(174)	(56)	3
Hamilton Sundstrand	103	(90)	(8)	5
Sikorsky	6	(7)	1	-
Eliminations and other	63	(63)	-	-
General corporate expenses	3	(3)	-	-

Total	$911	$(802)	$(85)	$24

Note 13: Financial Instruments	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 13: Financial Instruments

Note 13: Financial Instruments

We enter into derivative instruments for risk management purposes only, including derivatives designated as hedging instruments under the Derivatives and Hedging Topic of the FASB ASC and those utilized as economic hedges. We operate internationally and, in the normal course of business, are exposed to fluctuations in interest rates, foreign exchange rates and commodity prices. These fluctuations can increase the costs of financing, investing and operating the business. We have used derivative instruments, including swaps, forward contracts and options to manage certain foreign currency, interest rate and commodity price exposures.

By nature, all financial instruments involve market and credit risks. We enter into derivative and other financial instruments with major investment grade financial institutions and have policies to monitor the credit risk of those counterparties. We limit counterparty exposure and concentration of risk by diversifying counterparties. While there can be no assurance, we do not anticipate any material non-performance by any of these counterparties.

Foreign Currency Forward Contracts. We manage our foreign currency transaction risks to acceptable limits through the use of derivatives to hedge forecasted cash flows associated with foreign currency transaction exposures which are accounted for as cash flow hedges, as deemed appropriate. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, and otherwise meet the hedge accounting criteria of the Derivatives and Hedging Topic of the FASB ASC, changes in the derivatives' fair value are not included in current earnings but are included in Accumulated other comprehensive loss. These changes in fair value will subsequently be reclassified into earnings as a component of product sales or expenses, as applicable, when the forecasted transaction occurs. To the extent that a previously designated hedging transaction is no longer an effective hedge, any ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period it occurs.

To the extent the hedge accounting criteria are not met, the foreign currency forward contracts are utilized as economic hedges and changes in the fair value of these contracts are recorded currently in earnings in the period in which they occur. These include hedges that are used to reduce exchange rate risks arising from the change in fair value of certain foreign currency denominated assets and liabilities (i.e. payables, receivables) and other economic hedges where the hedge accounting criteria were not met.

The four quarter rolling average of the notional amount of foreign exchange contracts hedging foreign currency transactions was  $8.5 billion and  $9.0 billion at December 31, 2010 and 2009, respectively.

Additional information pertaining to foreign exchange and hedging activities is included in Note 1 to the Consolidated Financial Statements.

Commodity Forward Contracts. We enter into commodity forward contracts to reduce the risk of fluctuations in the price we pay for certain commodities (for example, nickel) which are used directly in the production of our products, or are components of the products we procure to use in the production of our products. These hedges are economic hedges and the changes in fair value of these contracts are recorded currently in earnings in the period in which they occur. The fair value and outstanding notional amount of contracts hedging commodity exposures were insignificant at December 31, 2010 and 2009, respectively.

The following table summarizes the fair value of derivative instruments as of December 31:

(Dollars in millions)	Balance Sheet Asset Location	2010	2009

Derivatives designated as hedging instruments:
Foreign Exchange Contracts	Other assets, current	$73	$107
Foreign Exchange Contracts	Other assets	24	33
		97	140

Derivatives not designated as hedging instruments:
Foreign Exchange Contracts	Other assets, current	31	113
Foreign Exchange Contracts	Other assets	5	5
		36	118

Total Asset Derivative Contracts		$133	$258

	Balance Sheet Liability Location
Derivatives designated as hedging instruments:
Foreign Exchange Contracts	Accrued liabilities	$16	$31
Foreign Exchange Contracts	Other long-term liabilities	1	4
		17	35

Derivatives not designated as hedging instruments:
Foreign Exchange Contracts	Accrued liabilities	33	106
Foreign Exchange Contracts	Other long-term liabilities	3	3
		36	109

Total Liability Derivative Contracts		$53	$144

The impact from foreign exchange derivative instruments that qualified as cash flow hedges for the period was as follows:

	December 31,
(Dollars in millions)	2010	2009
Gain recorded in Accumulated other comprehensive loss	$72	$192
Gain (loss) reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	119	(165)
Loss recognized in Other income, net on derivatives (ineffective portion)	-	(5)

Assuming current market conditions continue, a  $58 million pre-tax gain is expected to be reclassified from Accumulated other comprehensive loss into Product sales to reflect the fixed prices obtained from foreign exchange hedging within the next 12 months. At December 31, 2010, all derivative contracts accounted for as cash flow hedges mature by February 2013.

The effect on the Consolidated Statement of Operations from foreign exchange contracts not designated as hedging instruments was as follows:

	December 31,
(Dollars in millions)	2010	2009
Gain (loss) recognized in Other income, net	$153	$(59)

Fair Value Disclosure. The Fair Value Measurements and Disclosures Topic of the FASB ASC defines fair value, establishes a framework for measuring fair value and expands the related disclosure requirements. The Topic indicates, among other things, that a fair value measurement assumes that the transaction to sell an asset or transfer a liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability, and also defines fair value based upon an exit price model.

During 2010, we had certain non-recurring measurements resulting in impairment charges as well as a gain on the re-measurement to fair value of a previously held equity interest. As previously disclosed, during 2010, we recorded approximately  $86 million of asset impairment charges associated with disposition activity within both Carrier and Hamilton Sundstrand and also recorded an other-than-temporary impairment charge of  $159 million on our equity investment in Clipper, which had a previous carrying value of approximately  $248 million. The impairment charge recorded on our investment in Clipper was determined by comparing the carrying value of our investment to the closing market value of the shares on September 30, 2010. In December 2010, as a result of the acquisition of a controlling interest and all of the remaining shares of Clipper, we recorded a  $21 million gain from the re-measurement to fair value of our previously held equity interest. For additional discussion refer to Note 2.

Valuation Hierarchy. The Fair Value Measurements and Disclosure Topic of the FASB ASC establishes a valuation hierarchy for disclosure of the inputs to the valuations used to measure fair value. This hierarchy prioritizes the inputs into three broad levels as follows. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs are quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, including interest rates, yield curves and credit risks, or inputs that are derived principally from or corroborated by observable market data through correlation. Level 3 inputs are unobservable inputs based on our own assumptions used to measure assets and liabilities at fair value. A financial asset or liability's classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-6, “Improving Disclosures about Fair Value Measurements,” which requires interim disclosures regarding significant transfers in and out of Level 1 and Level 2 fair value measurements. Additionally, this ASU requires disclosure for each class of assets and liabilities and disclosures about the valuation techniques and inputs used to measure fair value for both recurring and non-recurring fair value measurements. These disclosures are required for fair value measurements that fall in either Level 2 or Level 3. Further, the ASU requires separate presentation of Level 3 activity for the fair value measurements. We adopted the interim disclosure requirements under this Topic during the quarter ended March 31, 2010, with the exception of the separate presentation in the Level 3 activity roll-forward, which is not effective until fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The following table provides the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2010 and 2009:

(Dollars in millions)	Total Carrying Value at December 31, 2010	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Available-for-sale securities	$829	$829	$-	$-
Derivative assets	133	-	133	-
Derivative liabilities	53	-	53	-

(Dollars in millions)	Total Carrying Value at December 31, 2009	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Available-for-sale securities	$664	$664	$-	$-
Derivative assets	258	-	258	-
Derivative liabilities	144	-	144	-

Valuation Techniques. Our available-for-sale securities are comprised of equity investments that are traded in active markets, either domestically or internationally. They are measured at fair value using closing stock prices from active markets and are classified within Level 1 of the valuation hierarchy. Our derivative assets and liabilities include foreign exchange and commodity derivatives that are measured at fair value using internal models based on observable market inputs such as forward rates, interest rates, our own credit risk and our counterparties' credit risks. Based on these inputs, the derivative assets and liabilities are classified within Level 2 of the valuation hierarchy. Based on our continued ability to trade securities and enter into forward contracts, we consider the markets for our fair value instruments to be active. As of December 31, 2010, there were no significant transfers in and out of Level 1 and Level 2.

As of December 31, 2010, there has not been any significant impact to the fair value of our derivative liabilities due to our own credit risk. Similarly, there has not been any significant adverse impact to our derivative assets based on our evaluation of our counterparties' credit risks.

The carrying amounts and fair values of financial instruments at December 31, 2010 and 2009 were as follows:

	2010		2009
(Dollars in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term receivables	$300	$276	$430	$408
Customer financing notes receivable	376	346	350	264
Long-term debt (excluding capitalized leases)	(10,117)	(11,500)	(9,442)	(10,361)

The above fair values were computed based on comparable transactions, quoted market prices, discounted future cash flows or an estimate of the amount to be received or paid to terminate or settle the agreement, as applicable. Differences from carrying amounts are attributable to interest and or credit rate changes subsequent to when the transaction occurred. The fair values of Cash and cash equivalents, Accounts receivable, net, Short-term borrowings, and Accounts payable approximate the carrying amounts due to the short-term maturities of these instruments.

We had outstanding commercial aerospace financing and other contractual commitments totaling  $2,032 million at December 31, 2010. Risks associated with changes in interest rates on these commitments are mitigated by the fact that interest rates are variable during the commitment term, and are set at the date of funding based on current market conditions, the fair value of the underlying collateral and the credit worthiness of the customers. As a result, the fair value of these financings is expected to equal the amounts funded. The fair value of the commitment itself is not readily determinable and is not considered significant. Additional information pertaining to these commitments is included in Note 4.

Note 14: Credit Quality of Long-Term Receivables	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 14: Credit Quality of Long-Term Receivables

Note 14: Credit Quality of Long-Term Receivables

In July 2010, the FASB issued ASU No. 2010-20, “Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses” (ASU). This ASU is intended to enhance a financial statement user's ability to evaluate the entity's credit risk exposures and adequacy of its allowance for credit losses by requiring additional disclosure about the nature of credit risk inherent in the portfolio of receivables, factors and methodologies used in estimating the allowance for credit losses and activity that occurs during a period for both financing receivables and allowance for credit losses. The scope of this ASU is limited to financing receivables, as defined, and excludes short-term trade accounts receivable and receivables measured at fair value or lower of cost or fair value. We adopted the disclosures under this ASU for the reporting period ended December 31, 2010, with the exception of disclosures about activity that occurs during a reporting period, which are effective for interim and annual periods beginning on or after December 15, 2010.

A long-term or financing receivable represents a contractual right to receive money on demand or on fixed and determinable dates, including trade receivable balances with maturity dates greater than one year. Our long-term and financing receivables primarily represent balances related to the aerospace businesses such as long-term trade accounts receivable, leases, and notes receivable. We also have other long-term receivables in the commercial businesses; however, both the individual and aggregate amounts are not significant.

Our classes within aerospace long-term receivables are comprised of long-term trade accounts receivable and notes and leases receivable. Long-term trade accounts receivable represent amounts arising from the sale of goods and services with a contractual maturity date of greater than one year and are recognized as Other assets in our Consolidated Balance Sheet. Notes and leases receivable represent notes and lease receivables other than receivables related to operating leases, and are recognized as Customer financing assets in our Consolidated Balance Sheet. The following table summarizes the balance by class of aerospace long-term receivables as of December 31, 2010:

(Dollars in millions)
Long-term trade accounts receivable	$119
Notes and leases receivable	416
Total long-term receivables	$535

Economic conditions and air travel influence the operating environment for most airlines, and the financial performance of our aerospace businesses is directly tied to the economic conditions of the commercial aerospace and defense industries. Additionally, the value of the collateral is also closely tied to commercial airline performance and may be subject to exposure of reduced valuation as a result of market declines. We determine a receivable is impaired when, based on current information and events, it is probable that we will be unable to collect amounts due according to the original contractual terms of the receivable agreement. Factors considered in assessing collectability and risk include, but are not limited to, examination of credit quality indicators and other evaluation measures, underlying value of any collateral or security interests, significant past due balances, historical losses, and existing economic conditions.

Long-term receivables can be considered delinquent if payment has not been received in accordance with the agreement. If determined delinquent, long-term trade accounts receivable and notes and leases receivable balances accruing interest may be placed on nonaccrual status. We record potential losses related to long-term receivables when identified. The reserve for credit losses on these receivables relates to specifically identified receivables that are evaluated individually for impairment. For notes and leases receivable we determine a specific reserve for exposure based on the difference between the carrying value of the receivable and the estimated fair value of the related collateral in connection with the evaluation of credit risk and collectability. For long-term trade accounts receivable we evaluate credit risk and collectability individually to determine if an allowance is necessary. Uncollectible long-term receivables are written-off when collection of the indebtedness has been pursued for a reasonable period of time without collection; the customer is no longer in operation; or judgment has been levied, but the underlying assets are not adequate to satisfy the indebtedness. At December 31, 2010, we do not have any significant balances that are considered to be delinquent, on non-accrual status, past due 90 days or more, or considered to be impaired.

The following table summarizes the reserve for estimated credit losses and exposures, and the associated aerospace long-term receivables at December 31, 2010:

(Dollars in millions)	Long-term receivables	Reserve for credit losses and exposure
Ending balance: individually evaluated for impairment	$535	$42

We determine credit ratings for each customer in the portfolio based upon public information and information obtained directly from our customers. We conduct a review of customer credit ratings, published historical credit default rates for different rating categories, and multiple third party aircraft value publications as a basis to validate the reasonableness of the allowance for losses on these balances quarterly or when events and circumstances warrant. The credit ratings listed below range from “A” which indicates an extremely strong capacity to meet financial obligations and the receivable is either collateralized or uncollateralized, to “D” which indicates that payment is in default and the receivable is uncollateralized. There can be no assurance that actual results will not differ from estimates or that consideration of these factors in the future will not result in an increase or decrease to the allowance for credit losses on long-term receivables.

The following table summarizes the credit risk profile by creditworthiness category for aerospace long-term receivable balances at December 31, 2010:

(Dollars in millions)	Long-term trade accounts receivable	Notes and leases receivable
A - (low risk, collateralized/uncollateralized)	$114	$-
B - (moderate risk, collateralized/uncollateralized)	5	336
C - (high risk, collateralized/uncollateralized)	-	80
D - (in default, uncollateralized)	-	-
Total	$119	$416

Note 15: Guarantees	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 15: Guarantees

Note 15: Guarantees

We extend a variety of financial guarantees to third parties. As of December 31, 2010 and 2009 the following financial guarantees were outstanding:

	2010		2009
(Dollars in millions)	Maximum Potential Payment	Carrying Amount of Liability	Maximum Potential Payment	Carrying Amount of Liability
Credit facilities and debt obligations - unconsolidated subsidiaries (expire 2011 to 2034)	$225	$3	$243	$73
IAE's financing arrangements* (See Note 4)	992	12	1,186	13
Commercial aerospace financing arrangements (See Note 4)	336	12	320	12
Commercial customer financing arrangements	191	1	229	1
Performance guarantees	40	-	39	-

______________

* Represents IAE's gross obligation; our proportionate share of IAE's obligations are 33%.

We also have obligations arising from sales of certain businesses and assets, including from representations and warranties and related indemnities for environmental, health and safety, tax and employment matters. The maximum potential payment related to these obligations is not a specified amount as a number of the obligations do not contain financial caps. The carrying amount of liabilities related to these obligations was  $139 million and  $137 million at December 31, 2010 and 2009, respectively. For additional information regarding the environmental indemnifications, see Note 17.

We accrue for costs associated with guarantees when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts, and where no amount within a range of estimates is more likely, the minimum is accrued. In accordance with the Guarantees Topic of FASB ASC, we record a liability for the fair value of such guarantees in the balance sheet.

We provide service and warranty policies on our products and extend performance and operating cost guarantees beyond our normal service and warranty policies on some of our products, particularly commercial aircraft engines. In addition, we incur discretionary costs to service our products in connection with specific product performance issues. Liabilities for performance and operating cost guarantees are based upon future product performance and durability, and are largely estimated based upon historical experience. Adjustments are made to accruals as claim data and historical experience warrant. The changes in the carrying amount of service and product warranties and product performance guarantees for the years ended December 31, 2010 and 2009 are as follows:

(Dollars in millions)	2010	2009
Balance as of January 1	$1,072	$1,136
Warranties and performance guarantees issued	440	400
Settlements made	(379)	(424)
Other	3	(40)
Balance as of December 31	$1,136	$1,072

Note 16: Collaborative Arrangements	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 16: Collaborative Arrangements

Note 16: Collaborative Arrangements

In view of the risks and costs associated with developing new engines, Pratt & Whitney has entered into certain collaboration arrangements in which costs, sales and risks are shared. Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborative partners for their share of sales are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of the collaborator's share of program costs is recorded as a reduction of the related expense item at that time. As of December 31, 2010, the collaborators' interests in all commercial engine programs ranged from 12 percent to 48 percent. Pratt & Whitney directs those programs and is the principal participant in all existing collaborative arrangements. There are no individually significant collaborative arrangements and none of the partners exceed 31 percent share in an individual program.

The following table illustrates the income statement classification and amounts attributable to transactions arising from the collaborative arrangements between participants for each period presented:

(Dollars in millions)	2010	2009	2008
Collaborator share of sales:
Cost of products sold	$850	$772	$1,059
Cost of services sold	38	29	17

Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(83)	(66)	(83)
Research and development	(135)	(97)	(61)
Selling, general and administrative	(5)	(4)	(11)

Note 17: Contingent Liabilities	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 17: Contingent Liabilities

Note 17: Contingent Liabilities

Leases. We occupy space and use certain equipment under lease arrangements. Rental commitments of  $1,805 million at December 31, 2010 under long-term noncancelable operating leases are payable as follows:  $500 million in 2011,  $393 million in 2012,  $277 million in 2013,  $179 million in 2014,  $100 million in 2015 and  $356 million thereafter. Rent expense was  $445 million in 2010,  $463 million in 2009 and  $504 million in 2008.

Additional information pertaining to commercial aerospace rental commitments is included in Note 4.

Environmental. Our operations are subject to environmental regulation by federal, state and local authorities in the United States and regulatory authorities with jurisdiction over our foreign operations. As described in Note 1, we have accrued for the costs of environmental remediation activities and periodically reassess these amounts. We believe that the likelihood of incurring losses materially in excess of amounts accrued is remote. At December 31, 2010, we had  $605 million reserved for environmental remediation. Additional information pertaining to environmental matters is included in Note 1 to the Consolidated Financial Statements.

Government. We are now, and believe that in light of the current U.S. government contracting environment we will continue to be, the subject of one or more U.S. government investigations. If we or one of our business units were charged with wrongdoing as a result of any of these investigations or other government investigations (including violations of certain environmental or export laws) the U.S. government could suspend us from bidding on or receiving awards of new U.S. government contracts pending the completion of legal proceedings. If convicted or found liable, the U.S. government could fine and debar us from new U.S. government contracting for a period generally not to exceed three years. The U.S. government could void any contracts found to be tainted by fraud.

Our contracts with the U.S. government are also subject to audits. Like many defense contractors, we have received audit reports, which recommend that certain contract prices should be reduced to comply with various government regulations. Some of these audit reports involved substantial amounts. We have made voluntary refunds in those cases we believe appropriate, have settled some allegations and continue to litigate certain cases. In addition, we accrue for liabilities associated with those matters that are probable and can be reasonably estimated. The most likely settlement amount to be incurred is accrued based upon a range of estimates. Where no amount within a range of estimates is more likely, then we accrued the minimum amount.

As previously disclosed, the Department of Justice (DOJ) sued us in 1999 in the U.S. District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. This lawsuit relates to the “Fighter Engine Competition” between Pratt & Whitney's F100 engine and General Electric's F110 engine. The DOJ alleges that the government overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial of this matter, completed in December 2004, the government claimed Pratt & Whitney's liability to be  $624 million. On August 1, 2008, the trial court judge held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 offer. In the absence of actual damages, the trial court judge awarded the DOJ the maximum civil penalty of  $7.09 million, or  $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts. In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals. In November 2010, the Sixth Circuit affirmed Pratt & Whitney's liability under the False Claims Act and remanded the case to the U.S. District Court for further proceedings on the question of damages. Should the government ultimately prevail, the outcome of this matter could result in a material adverse effect on our results of operations in the period in which a liability would be recognized or cash flows for the period in which damages would be paid.

As previously disclosed, in December 2008, the Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges it has incurred since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claims that Sikorsky's liability is approximately  $88 million (including interest through December 2010). We believe this claim is without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims, which is pending.

Other. As previously disclosed, on August 27, 2010, Rolls-Royce plc (Rolls-Royce) sued Pratt & Whitney in the U.S. District Court for the Eastern District of Virginia, alleging that fan blades on certain engines manufactured by Pratt & Whitney infringe a U.S. patent held by Rolls-Royce. Rolls-Royce seeks damages in an unspecified amount plus interest, an injunction, a finding of willful infringement, and attorneys' fees. We intend to vigorously defend the case and believe that Rolls-Royce's patent is invalid and that Pratt & Whitney's products do not infringe it. Trial in the matter could take place as early as March 2011. Should the plaintiff ultimately prevail, the outcome of this matter could result in a material adverse effect on our results of operations in the period in which a liability would be recognized or cash flows for the period in which damages would be paid. On November 5, 2010, Pratt & Whitney amended its previously-disclosed complaint against Rolls-Royce in the U.S. District Court for the District of Connecticut, adding Rolls-Royce Group plc (Rolls-Royce Group), the parent of Rolls-Royce, as a party, omitting previously asserted claims, and alleging that certain turbomachinery blades, engines and components manufactured by Rolls-Royce infringe a U.S. patent held by Pratt & Whitney. Pratt & Whitney seeks an injunction, damages, interest, attorney's fees and other relief. On November 5, 2010, Pratt & Whitney also filed complaints against Rolls-Royce in the High Court of Justice, Chancery Division, Patent Court (HCJ) in the United Kingdom (UK) and with the U.S. International Trade Commission (ITC). The HCJ action alleges similar infringement claims against Rolls-Royce based upon a UK patent held by Pratt & Whitney and seeks damages plus interest and all other relief to which Pratt & Whitney is entitled, including attorney's fees, expenses, and a permanent order preventing further infringements. The ITC complaint seeks a permanent exclusion order barring the importation into the U.S. of infringing turbomachinery blades, engines and engine components manufactured by Rolls-Royce and Rolls-Royce Group, and requests a permanent cease-and-desist order against Rolls-Royce and Rolls-Royce Group preventing further importing, marketing, advertising, demonstrating, testing, distributing, licensing, offering for sale, or use of such infringing turbomachinery blades, engines and engine components.

Except as otherwise noted, we do not believe that resolution of any of the above matters will have a material adverse effect upon our competitive position, results of operations, cash flows or financial condition.

As described in Note 15, we extend performance and operating cost guarantees beyond our normal warranty and service policies for extended periods in some of our products. We have accrued our estimate of the liability that may result under these guarantees and for service costs, which are probable and can be reasonably estimated.

We have accrued for environmental investigatory, remediation, operating and maintenance costs, performance guarantees and other litigation and claims based on our estimate of the probable outcome of these matters. While it is possible that the outcome of these matters may differ from the recorded liability, we believe the resolution of these matters will not have a material impact on our competitive position, results of operations, cash flows or financial condition.

We also have other commitments and contingent liabilities related to legal proceedings, self-insurance programs and matters arising out of the normal course of business. We accrue contingencies based upon a range of possible outcomes. If no amount within this range is a better estimate than any other, then we accrue the minimum amount.

Note 18: Segment Financial Data	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Note 18: Segment Financial Data

Note 18: Segment Financial Data

Our operations are classified in six principal segments. The segments are generally determined based on the management of the businesses and on the basis of separate groups of operating companies, each with general operating autonomy over diversified products and services.

Otis products include elevators, escalators, moving walkways and service sold to customers in the commercial and residential property industries around the world.

Carrier products include HVAC and refrigeration systems, controls, services and energy efficient products for residential, commercial, industrial and transportation applications.

UTC Fire & Security products include fire and special hazard and suppression systems and firefighting equipment, security, monitoring and rapid response systems and service and security personnel for a diversified international customer base principally in the industrial, commercial and residential property sectors.

Pratt & Whitney products include commercial, military, business jet and general aviation aircraft engines, parts and services, industrial gas turbines, geothermal power systems and space propulsion sold to a diversified customer base, including international and domestic commercial airlines and aircraft leasing companies, aircraft manufacturers, and U.S. and foreign governments. Pratt & Whitney also provides product support and a full range of overhaul, repair and fleet management services and produces land-based power generation equipment.

Hamilton Sundstrand provides aerospace and industrial products and aftermarket services for diversified industries worldwide. Aerospace products include power generation, management and distribution systems, flight systems, engine control systems, environmental control systems, fire protection and detection systems, auxiliary power units and propeller systems. Industrial products include air compressors, metering pumps and fluid handling equipment.

Sikorsky products include military and commercial helicopters, aftermarket helicopter and aircraft parts and services.

Segment Information. Total sales by segment include intersegment sales, which are generally made at prices approximating those that the selling entity is able to obtain on external sales. Segment information for the years ended December 31 is as follows:

				Net Sales			Operating Profits
(Dollars in millions)				2010	2009	2008	2010	2009	2008
Otis				$11,579	$11,723	$12,884	$2,575	$2,447	$2,477
Carrier				11,386	11,335	14,817	1,062	740	1,316
UTC Fire & Security				6,490	5,503	6,446	714	493	542
Pratt & Whitney				12,935	12,392	13,849	1,987	1,835	2,122
Hamilton Sundstrand				5,608	5,560	6,127	918	857	1,099
Sikorsky				6,684	6,287	5,346	716	608	478

Total segment				54,682	52,800	59,469	7,972	6,980	8,034
Eliminations and other				(356)	(375)	(350)	(409)	(255)	(117)
General corporate expenses				-	-	-	(377)	(348)	(408)

Consolidated				$54,326	$52,425	$59,119	$7,186	$6,377	$7,509

	Total Assets			Capital Expenditures			Depreciation & Amortization
(Dollars in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008
Otis	$8,097	$7,908	$7,731	$55	$67	$150	$211	$204	$203
Carrier	9,472	9,804	10,810	138	90	191	183	191	194
UTC Fire & Security	12,365	10,304	10,022	96	72	95	274	214	238
Pratt & Whitney	10,139	10,063	10,018	321	288	412	340	329	368
Hamilton Sundstrand	8,540	8,509	8,648	117	114	141	172	174	178
Sikorsky	4,521	4,167	3,985	108	95	165	83	68	62

Total segment	53,134	50,755	51,214	835	726	1,154	1,263	1,180	1,243
Eliminations and other	5,359	5,007	5,623	30	100	62	93	78	78

Consolidated	$58,493	$55,762	$56,837	$865	$826	$1,216	$1,356	$1,258	$1,321

Geographic External Sales and Operating Profit. Geographic external sales and operating profits are attributed to the geographic regions based on their location of origin. U.S. external sales include export sales to commercial customers outside the U.S. and sales to the U.S. government, commercial and affiliated customers, which are known to be for resale to customers outside the U.S. Long-lived assets are net fixed assets attributed to the specific geographic regions.

	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008
United States Operations	$28,911	$27,990	$29,208	$4,112	$3,771	$3,945	$3,013	$3,096	$3,198
International Operations
Europe	11,957	12,216	15,129	1,872	1,743	2,219	1,282	1,346	1,347
Asia Pacific	7,986	7,173	8,218	1,229	990	1,037	839	845	800
Other	5,374	4,991	6,432	759	476	833	804	714	671
Eliminations and other	98	55	132	(786)	(603)	(525)	342	363	332

Consolidated	$54,326	$52,425	$59,119	$7,186	$6,377	$7,509	$6,280	$6,364	$6,348

Sales from U.S. operations include export sales as follows:

(Dollars in millions)	2010	2009	2008
Europe	$2,188	$2,089	$2,180
Asia Pacific	2,721	2,430	2,221
Other	2,815	2,477	2,861

	$7,724	$6,996	$7,262

Major Customers. Net Sales include sales under prime contracts and subcontracts to the U.S. government, primarily related to Pratt & Whitney, Hamilton Sundstrand and Sikorsky products, as follows:

(Dollars in millions)	2010	2009	2008
Pratt & Whitney	$4,081	$3,942	$3,804
Hamilton Sundstrand	1,137	1,230	1,089
Sikorsky	4,529	3,979	3,063
Other	153	127	35

	$9,900	$9,278	$7,991

Selected Quarterly Financial Data - Unaudited	12 Months Ended
Dec. 31, 2010
Selected Quarterly Financial Information [Abstract]
Quarterly Financial Information [Text Block]

Selected Quarterly Financial Data (Unaudited)

	2010 Quarters				2009 Quarters
(Dollars in millions, except per share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth
Net Sales	$12,040	$13,802	$13,620	$14,864	$12,199	$13,060	$13,187	$13,979
Gross margin	3,308	3,787	3,953	3,864	3,092	3,459	3,351	3,662
Net income attributable to common shareowners	866	1,110	1,198	1,199	722	976	1,058	1,073
Earnings per share of Common Stock:
Basic – net income	$.95	$1.22	$1.32	$1.33	$.79	$1.06	$1.15	$1.17
Diluted – net income	$.93	$1.20	$1.30	$1.31	$.78	$1.05	$1.14	$1.15

Comparative Stock Data (Unaudited)

	2010			2009
Common Stock	High	Low	Dividend	High	Low	Dividend
First quarter	$74.85	$65.01	$.425	$55.51	$37.40	$.385
Second quarter	$77.09	$62.88	$.425	$56.99	$42.06	$.385
Third quarter	$73.81	$63.62	$.425	$63.72	$49.00	$.385
Fourth quarter	$79.70	$70.23	$.425	$70.89	$59.31	$.385

Our common stock is listed on the New York Stock Exchange. The high and low prices are based on the Composite Tape of the New York Stock Exchange. There were approximately 24,784 registered shareholders at January 31, 2011.

Performance Graph - Unaudited	12 Months Ended
Dec. 31, 2010
Performance Graph [Abstract]
Cumulative Total Shareholder Return [Text Block]

Performance Graph (Unaudited)

The following graph presents the cumulative total shareholder return for the five years ending December 31, 2010 for our common stock, as compared to the Standard & Poor's 500 Stock Index and to the Dow Jones 30 Industrial Average. Our common stock price is a component of both indices. These figures assume that all dividends paid over the five-year period were reinvested, and that the starting value of each index and the investment in common stock was  $100.00 on December 31, 2005.

	December
	2005	2006	2007	2008	2009	2010
United Technologies Corporation	$100.00	$113.66	$141.44	$101.23	$134.93	$156.83
S&P 500 Index	$100.00	$115.79	$122.16	$76.96	$97.33	$111.99
Dow Jones Industrial Average	$100.00	$119.03	$129.58	$88.23	$108.21	$123.42

Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
SEC Schedule Article 12-09 Valuation And Qualifying Accounts [Abstract]
Schedule Of Valuation And Qualifying Accounts Disclosure [Text Block]
SCHEDULE II
UNITED TECHNOLOGIES CORPORATION AND SUBSIDIARIES
Valuation and Qualifying Accounts
Three Years Ended December 31, 2010
(Millions of Dollars)

Allowances for Doubtful Accounts and Other Customer Financing Activity:

Balance December 31, 2007	$368
Provision charged to income	159
Doubtful accounts written off (net)	(129)
Other adjustments	(12)
Balance December 31, 2008	386
Provision charged to income	145
Doubtful accounts written off (net)	(80)
Balance December 31, 2009	451
Provision charged to income	58
Doubtful accounts written off (net)	(47)
Other adjustments	(14)
Balance December 31, 2010	$448

Future Income Tax Benefits - Valuation allowance:

Balance December 31, 2007	$545
Additions charged to income tax expense	146
Reductions charged to goodwill, due to acquisitions	(152)
Reductions credited to income tax expense	(11)
Other adjustments	170
Balance December 31, 2008	698
Additions charged to income tax expense	186
Additions charged to goodwill, due to acquisitions	3
Reductions credited to income tax expense	(16)
Other adjustments	32
Balance December 31, 2009	903
Additions charged to income tax expense	93
Reductions charged to goodwill, due to acquisitions	(3)
Reductions credited to income tax expense	(44)
Other adjustments	(38)
Balance December 31, 2010	$911

Note 1: Summary of Accounting Principles (Policy)	12 Months Ended
Dec. 31, 2010
Summary Of Accounting Principles
Consolidation Policy [Text Block]	Consolidation. The Consolidated Financial Statements include the accounts of United Technologies Corporation (UTC) and its controlled subsidiaries. Intercompany transactions have been eliminated.
Cash And Cash Equivalents Policy [Text Block]

Cash and Cash Equivalents. Cash and cash equivalents includes cash on hand, demand deposits and short-term cash investments that are highly liquid in nature and have original maturities of three months or less.

Cash And Cash Equivalents Restricted Cash And Cash Equivalents Policy	On occasion, we are required to maintain cash deposits with certain banks with respect to contractual obligations related to acquisitions or divestitures or other legal obligations. As of December 31, 2010 and 2009, the amount of restricted cash was approximately $75 million and $43 million. As of December 31, 2010, all restricted cash is included in current assets, while as of December 31, 2009, approximately $41 million is included in current assets and $2 million is included in long-term assets.
Receivables Policy [Text Block]

Accounts Receivable. Current and long-term accounts receivable include retainage of  $165 million and  $156 million and unbilled receivables of  $862 million and  $902 million as of December 31, 2010 and 2009, respectively.

Retainage represents amounts that, pursuant to the applicable contract, are not due until project completion and acceptance by the customer. Unbilled receivables represent revenues that are not currently billable to the customer under the terms of the contract. These items are expected to be collected in the normal course of business. Long-term accounts receivable are included in Other assets in the Consolidated Balance Sheet.

Marketable Securities Available For Sale Securities Policy	Marketable Equity Securities. Equity securities that have a readily determinable fair value and that we do not intend to trade are classified as available for sale and carried at fair value. Unrealized holding gains and losses are recorded as a separate component of shareowners’ equity, net of deferred income taxes.
Inventory Policy Text Block

Inventories and Contracts In Progress. Inventories and contracts in progress are stated at the lower of cost or estimated realizable value and are primarily based on first-in, first-out (FIFO) or average cost methods; however, certain Carrier entities use the last-in, first-out (LIFO) method. If inventories that were valued using the LIFO method had been valued under the FIFO method, they would have been higher by  $137 million and  $147 million at December 31, 2010 and 2009, respectively.

Costs accumulated against specific contracts or orders are at actual cost. Inventory in excess of requirements for contracts and current or anticipated orders have been reserved as appropriate. Manufacturing costs are allocated to current production and firm contracts.

Property Plant And Equipment Policy [Text Block]	Fixed Assets. Fixed assets are stated at cost. Depreciation is recorded over the fixed assets' useful lives using the straight-line method.
Goodwill And Intangible Assets Policy [Text Block]

Goodwill and Intangible Assets. Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill and intangible assets deemed to have indefinite lives are not amortized. Goodwill and indefinite-lived intangible assets are subject to annual impairment testing using the guidance and criteria described in the Intangibles – Goodwill and Other Topic of the FASB ASC. This testing compares carrying values to fair values and, when appropriate, the carrying value of these assets is reduced to fair value. During 2010, 2009, and 2008, we were not required to record any impairment on goodwill or indefinite-lived intangibles.

Intangible assets consist of service portfolios, patents and trademarks, customer relationships and other intangible assets. Useful lives of finite lived intangible assets are estimated based upon the nature of the intangible asset and the industry in which the intangible asset is used. Estimated useful lives of service portfolios generally range from 5 to 30 years. Estimated useful lives of patents and finite-lived trademarks range from 3 to 40 years. Estimated useful lives of customer relationships and other assets range from 2 to 32 years. These intangible assets are amortized based on the pattern in which the economic benefits of the intangible assets are consumed. If a pattern of economic benefit cannot be reliably determined, a straight-line amortization method is used. Included within other intangible assets are commercial aerospace payments made to secure certain contractual rights to provide product on new aircraft platforms. Payments made on these contractual commitments are to be amortized as the related units are delivered.

Impairment Or Disposal Of Long Lived Assets Policy [Text Block]

Other Long-lived Assets. We evaluate the potential impairment of other long-lived assets when appropriate. If the carrying value of other long-lived assets exceeds the sum of the undiscounted expected future cash flows, the carrying value is written down to fair value. During the year ended December 31, 2010, we had certain non-recurring measurements resulting in impairment charges of  $245 million. See Note 13 to the Consolidated Financial Statements for additional information.

Income Tax Policy [Text Block]

Income Taxes. In the ordinary course of business there is inherent uncertainty in quantifying our income tax positions. We assess our income tax positions and record tax benefits for all years subject to examination based upon management's evaluation of the facts, circumstances, and information available at the reporting date. For those tax positions where it is more-likely-than-not that a tax benefit will be sustained, we have recorded the largest amount of tax benefit with a greater than 50% likelihood of being realized upon ultimate settlement with a taxing authority that has full knowledge of all relevant information. For those income tax positions where it is not more-likely-than-not that a tax benefit will be sustained, no tax benefit has been recognized in the financial statements. Where applicable, associated interest expense has also been recognized. We recognize accrued interest related to unrecognized tax benefits in interest expense. Penalties, if incurred, would be recognized as a component of income tax expense.

Revenue Recognition General Principles	Revenue Recognition. Sales under government and commercial fixed-price contracts and government fixed-price-incentive contracts are recorded at the time deliveries are made or, in some cases, on a percentage-of-completion basis. Sales under cost-reimbursement contracts are recorded as work is performed. Sales for elevators, escalators, installation and modernization contracts are accounted for under the percentage-of-completion method. Losses, if any, on contracts are provided for when anticipated. Loss provisions on original equipment contracts are recognized to the extent that estimated inventoriable manufacturing, engineering, product warranty and product performance guarantee costs, as appropriate, exceed the projected revenue from the products contemplated under the contractual arrangement. For new commitments, we generally record loss provisions at the earlier of contract announcement or contract signing except for certain requirements contracts under which losses are recorded upon receipt of the purchase order. For existing commitments, anticipated losses on contracts are recognized in the period in which losses become evident. Products contemplated under contractual arrangement include products purchased under contract and, in the large commercial engine business, future highly probable sales of replacement parts required by regulation that are expected to be purchased subsequently for incorporation into the original equipment. Revenue projections used in determining contract loss provisions are based upon estimates of the quantity, pricing and timing of future product deliveries. Losses are generally recognized on shipment to the extent that inventoriable manufacturing costs, estimated warranty costs and product performance guarantee costs, as appropriate, exceed revenue realized. Contract accounting requires estimates of future costs over the performance period of the contract as well as estimates of award fees and other sources of revenue. These estimates are subject to change and result in adjustments to margins on contracts in progress. The extent of progress toward completion on our long-term commercial aerospace equipment and helicopter contracts is measured using units of delivery. In addition, we use the cost-to-cost method for elevator and escalator sales, installation and modernization contracts in the commercial businesses. For long-term aftermarket contracts, revenue is recognized over the contract period in proportion to the costs expected to be incurred in performing services under the contract. We review our cost estimates on significant contracts on a quarterly basis, and for others, no less frequently than annually or when circumstances change and warrant a modification to a previous estimate. Adjustments to contract loss provisions are recorded in earnings upon identification.
Revenue Recognition Sales Of Services	Service sales, representing aftermarket repair and maintenance activities, are recognized over the contractual period or as services are performed. In the commercial businesses, revenue is generally recognized on a straight line basis. In the aerospace businesses, revenue is generally recognized in proportion to cost.
Collaborative Arrangement Accounting Policy	Sales generated from engine programs, spare parts sales, and aftermarket business under collaboration arrangements are recorded as earned in our financial statements. Amounts attributable to our collaborative partners for their share of revenues are recorded as an expense in our financial statements based upon the terms and nature of the arrangement. Costs associated with engine programs under collaborative arrangements are expensed as incurred. Under these arrangements, collaborators contribute their program share of engine parts, incur their own production costs and make certain payments to Pratt & Whitney for shared or joint program costs. The reimbursement of a collaborator’s share of program costs is recorded as a reduction of the related expense item at that time.
Research Development And Computer Software Policy [Text Block]

Research and Development. Research and development costs not specifically covered by contracts and those related to the company sponsored share of research and development activity in connection with cost-sharing arrangements are charged to expense as incurred. Government research and development support, not associated with specific contracts, is recorded as a reduction to research and development expense in the period earned. Repayment, if any, is in the form of future royalties and is conditioned upon the achievement of certain financial targets.

Research and development costs incurred under contracts with customers are expensed as incurred and are reported as a component of cost of products sold. Revenue from such contracts is recognized as product sales when earned.

Foreign Currency Transactions And Translations Policy [Text Block]

Foreign Exchange and Hedging Activity. We conduct business in many different currencies and, accordingly, are subject to the inherent risks associated with foreign exchange rate movements. The financial position and results of operations of substantially all of our foreign subsidiaries are measured using the local currency as the functional currency. Foreign currency denominated assets and liabilities are translated into U.S. dollars at the exchange rates existing at the respective balance sheet dates, and income and expense items are translated at the average exchange rates during the respective periods. The aggregate effects of translating the balance sheets of these subsidiaries are deferred as a separate component of shareowners' equity.

Derivatives Policy [Text Block]

We have used derivative instruments, including swaps, forward contracts and options, to manage certain foreign currency, interest rate and commodity price exposures. Derivative instruments are viewed as risk management tools by us and are not used for trading or speculative purposes. Derivatives used for hedging purposes may be designated and effective as a hedge of the identified risk exposure at the inception of the contract.

All derivative instruments are recorded on the balance sheet at fair value. Derivatives used to hedge foreign-currency-denominated balance sheet items are reported directly in earnings along with offsetting transaction gains and losses on the items being hedged. Derivatives used to hedge forecasted cash flows associated with foreign currency commitments or forecasted commodity purchases may be accounted for as cash flow hedges, as deemed appropriate. Gains and losses on derivatives designated as cash flow hedges are recorded in other comprehensive income and reclassified to earnings in a manner that matches the timing of the earnings impact of the hedged transactions. The ineffective portion of all hedges, if any, is recognized currently in earnings.

Additional information pertaining to foreign currency forward contracts is included in Note 13 to the Consolidated Financial Statements.

Environmental Costs Policy	Environmental. Environmental investigatory, remediation, operating and maintenance costs are accrued when it is probable that a liability has been incurred and the amount can be reasonably estimated. The most likely cost to be incurred is accrued based on an evaluation of currently available facts with respect to each individual site, including existing technology, current laws and regulations and prior remediation experience. Where no amount within a range of estimates is more likely, the minimum is accrued. For sites with multiple responsible parties, we consider our likely proportionate share of the anticipated remediation costs and the ability of the other parties to fulfill their obligations in establishing a provision for those costs. Liabilities with fixed or reliably determinable future cash payments are discounted. Accrued environmental liabilities are not reduced by potential insurance reimbursements.
Asset Retirement Obligations Policy	Asset Retirement Obligations. We record the fair value of legal obligations associated with the retirement of tangible long-lived assets in the period in which it is determined to exist, if a reasonable estimate of fair value can be made. Upon initial recognition of a liability, we capitalize the cost of the asset retirement obligation by increasing the carrying amount of the related long-lived asset. Over time, the liability is increased for changes in its present value and the capitalized cost is depreciated over the useful life of the related asset. We have determined that conditional legal obligations exist for certain of our worldwide owned and leased facilities related primarily to building materials. As of December 31, 2010 and 2009, the outstanding liability for asset retirement obligations was $189 million and $157 million, respectively.
Pension And Other Postretirement Plans Pensions Policy	Pension and Postretirement Obligations. Guidance under the Compensation – Retirement Benefits Topic of the FASB ASC requires balance sheet recognition of the overfunded or underfunded status of pension and postretirement benefit plans. Under this guidance, actuarial gains and losses, prior service costs or credits, and any remaining transition assets or obligations that have not been recognized under previous accounting standards must be recognized in other comprehensive income, net of tax effects, until they are amortized as a component of net periodic benefit cost.

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule of Goodwill [Text Block]
(Dollars in millions)	Balance as of January 1, 2010	Goodwill resulting from business combinations	Foreign currency translation and other	Balance as of December 31, 2010
Otis	$1,382	$100	$(12)	$1,470
Carrier	3,252	11	(92)	3,171
UTC Fire & Security	5,641	1,106	(101)	6,646
Pratt & Whitney	1,237	-	(13)	1,224
Hamilton Sundstrand	4,496	23	(28)	4,491
Sikorsky	250	81	(1)	330

Total Segments	16,258	1,321	(247)	17,332
Eliminations and other	40	349	-	389

Total	$16,298	$1,670	$(247)	$17,721

Intangible Assets Disclosure [Text Block]
	2010		2009
(Dollars in millions)	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Amortized:
Service portfolios	$1,950	$(942)	$1,814	$(833)
Patents and trademarks	441	(153)	369	(120)
Other, principally customer relationships	3,229	(1,222)	2,624	(1,047)

	5,620	(2,317)	4,807	(2,000)

Unamortized:
Trademarks and other	757	-	731	-

Total	$6,377	$(2,317)	$5,538	$(2,000)

Note 3: Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule of Earnings Per Share, Basic, by Common Class [Text Block]

(Dollars in millions, except per share amounts; shares in millions)	2010	2009	2008
Net income attributable to common shareowners	$4,373	$3,829	$4,689

Basic weighted average shares outstanding	907.9	917.4	937.8
Stock awards	14.8	11.4	18.6
Diluted weighted average shares outstanding	922.7	928.8	956.4

Earnings Per Share of Common Stock:
Basic	$4.82	$4.17	$5.00
Diluted	$4.74	$4.12	$4.90

Schedule of Earnings Per Share, Diluted, by Common Class [Text Block]

(Dollars in millions, except per share amounts; shares in millions)	2010	2009	2008
Net income attributable to common shareowners	$4,373	$3,829	$4,689

Basic weighted average shares outstanding	907.9	917.4	937.8
Stock awards	14.8	11.4	18.6
Diluted weighted average shares outstanding	922.7	928.8	956.4

Earnings Per Share of Common Stock:
Basic	$4.82	$4.17	$5.00
Diluted	$4.74	$4.12	$4.90

Note 5: Inventories and Contracts in Progress (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Inventory [Text Block]

(Dollars in millions)	2010	2009
Raw materials	$1,221	$1,281
Work-in-process	3,259	3,097
Finished goods	3,026	2,889
Contracts in progress	6,340	6,479
	13,846	13,746
Less:
Progress payments, secured by lien, on U.S. Government contracts	(275)	(264)
Billings on contracts in progress	(5,805)	(5,973)
	$7,766	$7,509

Note 6: Fixed Assets (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Property Plant And Equipment [Text Block]
(Dollars in millions)	Estimated Useful Lives	2010	2009
Land		$342	$345
Buildings and improvements	12-40 years	4,908	4,898
Machinery, tools and equipment	3-20 years	10,010	9,941
Other, including under construction		654	493

		15,914	15,677
Accumulated depreciation		(9,634)	(9,313)

		$6,280	$6,364

Note 7: Accrued Liabilities (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule Of Accrued Liabilities Table [Text Block]
(Dollars in millions)	2010	2009
Advances on sales contracts and service billings	$5,203	$5,267
Accrued salaries, wages and employee benefits	1,918	1,801
Litigation and contract matters	577	541
Income taxes payable	504	348
Service and warranty accruals	449	447
Accrued restructuring costs	358	403
Interest payable	294	296
Accrued workers compensation	210	181
Accrued property, sales and use taxes	209	196
Other	2,525	2,312

	$12,247	$11,792

Note 8: Borrowings and Lines of Credit (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Long-term Debt [Text Block]
(Dollars in millions)	2010	2009
4.375% notes due 2010 *	$-	$600
7.125% notes due 2010 *	-	500
6.350% notes due 2011 *	-	500
6.100% notes due 2012 *	500	500
4.875% notes due 2015 *	1,200	1,200
5.375% notes due 2017 *	1,000	1,000
6.125% notes due 2019 *	1,250	1,250
8.875% notes due 2019	272	272
4.500% notes due 2020 *	1,250	-
8.750% notes due 2021	250	250
6.700% notes due 2028	400	400
7.500% notes due 2029 *	550	550
5.400% notes due 2035 *	600	600
6.050% notes due 2036 *	600	600
6.125% notes due 2038 *	1,000	1,000
5.700% notes due 2040 *	1,000	-
Project financing obligations	141	158
Other (including capitalized leases)	160	110
Total long-term debt	10,173	9,490
Less current portion	(163)	(1,233)
Long-term portion	$10,010	$8,257

(Dollars in millions)
2011	$163
2012	543
2013	4
2014	39
2015	1,206
Thereafter	8,218
Total	$10,173

Note 9: Equity (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Effects of Changes, Net [Text Block]
(Dollars in millions)	2010	2009	2008
Net income attributable to common shareowners	$4,373	$3,829	$4,689

Transfers to noncontrolling interests -
Decrease in common stock for purchase of subsidiary shares	(12)	(67)	-

Net income attributable to common shareowners after transfers to noncontrolling interests	$4,361	$3,762	$4,689

Note 10: Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule Of Components Of Income Tax Expense (Benefit) Table [Text Block]
(Dollars in millions)	2010	2009	2008
Current:
United States:
Federal	$122	$239	$576
State	128	54	51
Foreign	1,164	837	1,211

	1,414	1,130	1,838
Future:
United States:
Federal	$461	$370	$142
State	-	41	(52)
Foreign	(48)	40	(45)

	413	451	45

Income tax expense	$1,827	$1,581	$1,883

Attributable to items credited (charged) to equity and goodwill	$276	$(782)	$2,818

Schedule Of Deferred Tax Assets And Liabilities Table [Text Block]
(Dollars in millions)	2010	2009
Future income tax benefits:
Insurance and employee benefits	$1,986	$2,209
Other asset basis differences	(540)	(357)
Other liability basis differences	958	901
Tax loss carryforwards	729	764
Tax credit carryforwards	1,371	1,177
Valuation allowance	(911)	(903)

	$3,593	$3,791

Future income taxes payable:
Fixed assets	$647	$650
Other items, net	190	123

	$837	$773

Schedule Of Income Before Income Tax Domestic And Foreign Table [Text Block]
(Dollars in millions)	2010	2009	2008
United States	$2,655	$2,584	$2,899
Foreign	3,883	3,176	4,037

	$6,538	$5,760	$6,936

Schedule Of Effective Income Tax Rate Reconciliation Table [Text Block]
	2010	2009	2008
Statutory U.S. federal income tax rate	35.0%	35.0%	35.0%
Tax on international activities	(7.6)%	(6.9)%	(6.9)%
Tax audit settlements	-	(0.7)%	(0.8)%
Other	0.5%	-	(0.2)%

Effective income tax rate	27.9%	27.4%	27.1%

Summary Of Tax Credit Carryforwards [Text Block]
(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2011-2015	$29	$508
2016-2020	397	232
2021-2030	248	574
Indefinite	697	1,999
Total	$1,371	$3,313

Summary Of Operating Loss Carryforwards [Text Block]
(Dollars in millions)	Tax Credit Carryforwards	Tax Loss Carryforwards
Expiration period:
2011-2015	$29	$508
2016-2020	397	232
2021-2030	248	574
Indefinite	697	1,999
Total	$1,371	$3,313

Summary Of Income Tax Contingencies [Text Block]
(Dollars in millions)	2010	2009	2008
Balance at January 1	$793	$773	$798
Additions for tax positions related to the current year	115	90	112
Additions for tax positions of prior years	80	174	66
Reductions for tax positions of prior years	(81)	(20)	(85)
Settlements	(16)	(224)	(118)

Balance at December 31	$891	$793	$773

Gross interest expense related to unrecognized tax benefits	$27	$21	$39

Total accrued interest balance at December 31	$144	$142	$161

Note 11: Employee Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule of Defined Benefit Plans Disclosures [Text Block]
(Dollars in millions)	2010	2009
Change in Benefit Obligation:
Beginning balance	$22,271	$21,511
Service cost	396	429
Interest cost	1,287	1,285
Actuarial loss	1,625	471
Total benefits paid	(1,216)	(1,162)
Net settlement and curtailment gain	(37)	(62)
Plan amendments	121	(534)
Other	(2)	333
Ending balance	$24,445	$22,271
Change in Plan Assets:
Beginning balance	$19,377	$15,940
Actual return on plan assets	2,635	3,004
Employer contributions	1,621	1,308
Benefits paid from plan assets	(1,216)	(1,111)
Other	(33)	236
Ending balance	$22,384	$19,377
Funded Status:
Fair value of plan assets	$22,384	$19,377
Benefit obligations	(24,445)	(22,271)
Funded status of plan	$(2,061)	$(2,894)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Noncurrent assets	$637	$341
Current liability	(58)	(72)
Noncurrent liability	(2,640)	(3,163)
Net amount recognized	$(2,061)	$(2,894)
Amounts Recognized in Accumulated Other Comprehensive Income Consist of:
Net actuarial loss	$7,223	$6,767
Prior service credit	(184)	(313)
Transition obligation	6	7
Net amount recognized	$7,045	$6,461

(Dollars in millions)	2010	2009
Projected benefit obligation	$21,556	$18,327
Accumulated benefit obligation	20,562	17,342
Fair value of plan assets	18,885	15,315

(Dollars in millions)	2010	2009	2008
Pension Benefits:
Service cost	$396	$429	$446
Interest cost	1,287	1,285	1,263
Expected return on plan assets	(1,735)	(1,634)	(1,663)
Amortization of prior service (credits) costs	(18)	56	49
Amortization of unrecognized net transition obligation	1	1	1
Recognized actuarial net loss	285	226	119
Net settlement and curtailment loss	2	102	1
Net periodic pension cost – employer	$218	$465	$216

(Dollars in millions)
Current year actuarial loss	$728
Amortization of actuarial loss	(285)
Current year prior service cost	121
Amortization of prior service credit	18
Amortization of transition obligation	(1)
Other	(22)
Total recognized in other comprehensive income	559
Net recognized in net periodic pension cost and other comprehensive income	$777

(Dollars in millions)
Net actuarial loss	$461
Prior service credit	(12)
Transition obligation	1
$450

	Benefit Obligation		Net Cost
	2010	2009	2010	2009	2008
Discount rate	5.4%	5.9%	5.9%	6.1%	6.0%
Salary scale	4.4%	4.4%	4.4%	4.4%	4.4%
Expected return on plan assets	-	-	8.0%	8.2%	8.3%

	Quoted Prices in Active Markets For Identical Assets	Significant Observable Inputs	Significant Unobservable Inputs
(Dollars in millions)	(Level 1)	(Level 2)	(Level 3)	Total
Asset Category:
Public Equities
Global Equities	$5,332	$7	$1	$5,340
Global Equity Commingled Funds (a)	-	3,200	-	3,200
Enhanced Global Equities (b)	57	1,662	245	1,964
Private Equities (c)	-	-	1,134	1,134
Fixed Income Securities
Governments	691	1,149	-	1,840
Corporate Bonds	21	5,424	-	5,445
Structured Products (d)	-	76	-	76
Real Estate (e)	-	26	944	970
Other (f)	-	1,517	-	1,517
Cash & Cash Equivalents (g)	-	293	-	293
Subtotal	$6,101	$13,354	$2,324	21,779
Other Assets & Liabilities (h)				605
Total at December 31, 2010				$22,384

Public Equities
Global Equities	$4,595	$4	$-	$4,599
Global Equity Commingled Funds (a)	77	2,695	-	2,772
Enhanced Global Equities (b)	22	1,538	11	1,571
Private Equities (c)	-	-	1,045	1,045
Fixed Income Securities
Governments	149	786	-	935
Corporate Bonds	76	5,620	-	5,696
Structured Products (d)	-	1	-	1
Real Estate (e)	-	51	715	766
Other (f)	50	1,100	-	1,150
Cash & Cash Equivalents (g)	190	241	-	431
Subtotal	$5,159	$12,036	$1,771	18,966
Other Assets & Liabilities (h)				411
Total at December 31, 2009				$19,377

(a)	Represents commingled funds that invest primarily in common stocks.
(b)	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-short market neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equity and fixed income securities and foreign currency.
(c)	Represents limited partner investments with general partners that primarily invest in debt and equity.
(d)	Represents mortgage and asset-backed securities.
(e)	Represents investments in real estate including commingled funds and directly held properties.
(f)	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
(g)	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
(h)	Represents trust receivables and payables that are not leveled.

	Changes in Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
(Dollars in millions)	Global Equities	Global Equity Commingled Funds	Enhanced Global Equities	Private Equities	Corporate Bonds	Real Estate	Total
Balance, December 31, 2008	$-	$21	$7	$990	$96	$894	$2,008
Realized (losses) gains	-	(4)	-	(90)	13	(35)	(116)
Unrealized gains (losses) relating to
instruments still held in the reporting period	-	5	-	140	30	(228)	(53)
Purchases, sales, and settlements, net	-	(22)	4	5	(139)	84	(68)
Balance, December 31, 2009	-	-	11	1,045	-	715	1,771
Realized gains (losses)	-	-	-	157	-	(6)	151
Unrealized gains relating to
instruments still held in the reporting period	-	-	9	51	-	63	123
Purchases, sales, and settlements, net	1	-	225	(119)	-	150	257
Transfers in, net	-	-	-	-	-	22	22
Balance, December 31, 2010	$1	$-	$245	$1,134	$-	$944	$2,324

(Dollars in millions)	2010	2009
Change in Benefit Obligation:
Beginning balance	$876	$871
Service cost	2	2
Interest cost	46	50
Actuarial (gain) loss	(29)	20
Total benefits paid	(105)	(83)
Other	42	16
Ending balance	$832	$876
Change in Plan Assets:
Beginning balance	$11	$16
Actual return on plan assets	(1)	-
Employer contributions	76	73
Benefits paid from plan assets	(105)	(83)
Other	29	5
Ending balance	$10	$11
Funded Status:
Fair value of plan assets	$10	$11
Benefit obligations	(832)	(876)
Funded status of plan	$(822)	$(865)
Amounts Recognized in the Consolidated Balance Sheet Consist of:
Current liability	$(66)	$(81)
Noncurrent liability	(756)	(784)
	$(822)	$(865)
Amounts Recognized in Accumulated Other Comprehensive Income Consist of:
Net actuarial gain	$(130)	$(104)
Prior service cost (credit)	1	(2)
	$(129)	$(106)

(Dollars in millions)	2010	2009	2008
Other Postretirement Benefits:
Service cost	$2	$2	$3
Interest cost	46	50	53
Expected return on plan assets	(1)	(1)	(2)
Amortization of prior service credit	(2)	(2)	(6)
Recognized actuarial net gain	(1)	(3)	-

Net periodic other postretirement benefit cost	$44	$46	$48

(Dollars in millions)
Current year actuarial gain	$(27)
Amortization of prior service credit	2
Amortization of actuarial net gain	1
Total recognized in other comprehensive income	(24)
Net recognized in net periodic other postretirement benefit cost and other comprehensive income	$20

	Benefit Obligation		Net Cost
	2010	2009	2010	2009	2008
Discount rate	4.9%	5.5%	5.5%	6.0%	5.9%
Expected return on plan assets	-	-	5.0%	5.8%	7.8%

	2010	2009
Health care cost trend rate assumed for next year	9.0%	8.0%
Rate that the cost trend rate gradually declines to	5.0%	5.0%
Year that the rate reaches the rate it is assumed to remain at	2019	2016

	2010 One-Percentage- Point
(Dollars in millions)	Increase	Decrease
Effect on total service and interest cost	$2	$(2)
Effect on postretirement benefit obligation	$44	$(38)

Disclosure Of Share Based Compensation Arrangements By Share Based Payment Award Text Block
	Stock Options		Stock Appreciation Rights		Performance Share Units
(shares and units in thousands)	Shares	Average Price*	Shares	Average Price*	Units	Average Price**	Other Incentive Shares / Units
Outstanding at:
December 31, 2009	38,896	$42.10	27,337	$62.70	3,112	$63.12	631
Granted	529	73.70	6,033	72.98	1,002	71.63	279
Exercised/earned	(11,904)	37.21	(1,230)	59.94	(973)	62.81	(69)
Cancelled	(184)	44.34	(920)	65.08	(117)	65.22	(34)
December 31, 2010	27,337	$44.82	31,220	$64.72	3,024	$65.96	807

	Equity Awards Vested and Expected to Vest				Equity Awards That Are Exercisable
(shares in thousands, aggregate intrinsic value in millions)	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**	Awards	Average Price*	Aggregate Intrinsic Value	Remaining Term**
Stock Options/Stock Appreciation Rights	58,065	$55.11	$1,371	5.2	39,016	$49.57	$1,137	3.8
Performance Share Units/Restricted Stock	2,402	-	$189	1.3

	2010	2009	2008
Expected volatility	24% - 28%	30% - 42%	23% - 26%
Weighted-average volatility	25%	30%	23%
Expected term (in years)	7.4 - 7.9	7.4 - 7.9	7.9 - 8.7
Expected dividends	2.7%	2.1%	1.6%
Risk-free rate	0.1% - 4.0%	0% - 2.5%	2.9% - 4.0%

Note 12: Restructuring and Other Costs (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule of Restructuring and Related Costs [Text Block]
(Dollars in millions)
Otis	$83
Carrier	75
UTC Fire & Security	78
Pratt & Whitney	138
Hamilton Sundstrand	37
Sikorsky	14
Eliminations and other	18
Total	$443

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$327	$19	$111	$457
Costs incurred during 2010	(301)	(19)	(51)	(371)

Remaining costs at December 31, 2010	$26	$-	$60	$86

(Dollars in millions)	Expected Costs	Costs Incurred During 2010	Remaining Costs at December 31, 2010
Otis	$90	$(87)	$3
Carrier	108	(74)	34
UTC Fire & Security	90	(64)	26
Pratt & Whitney	90	(84)	6
Hamilton Sundstrand	43	(29)	14
Sikorsky	18	(15)	3
Eliminations and other	18	(18)	-

Total	$457	$(371)	$86

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Expected costs	$711	$82	$118	$911
Costs incurred during 2009	(680)	(69)	(53)	(802)
Costs incurred during 2010	(19)	(13)	(53)	(85)

Remaining costs at December 31, 2010	$12	$-	$12	$24

(Dollars in millions)	Expected Costs	Costs Incurred During 2009	Costs Incurred During 2010	Remaining Costs at December 31, 2010
Otis	$155	$(157)	$3	$1
Carrier	229	(205)	(11)	13
UTC Fire & Security	119	(103)	(14)	2
Pratt & Whitney	233	(174)	(56)	3
Hamilton Sundstrand	103	(90)	(8)	5
Sikorsky	6	(7)	1	-
Eliminations and other	63	(63)	-	-
General corporate expenses	3	(3)	-	-

Total	$911	$(802)	$(85)	$24

Schedule of Restructuring Reserve by Type of Cost [Text Block]
(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Net pre-tax restructuring charges	$301	$19	$51	$371
Utilization and foreign exchange	(98)	(19)	(27)	(144)

Balance at December 31, 2010	$203	$-	$24	$227

(Dollars in millions)	Severance	Asset Write-Downs	Facility Exit, Lease Termination and Other Costs	Total
Restructuring accruals at January 1, 2010	$295	$-	$17	$312
Net pre-tax restructuring charges	19	13	53	85
Utilization and foreign exchange	(201)	(13)	(52)	(266)

Balance at December 31, 2010	$113	$-	$18	$131

Note 13: Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule of Derivative Instruments in Statement of Financial Position, Fair Value [Text Block]
(Dollars in millions)	Balance Sheet Asset Location	2010	2009

Derivatives designated as hedging instruments:
Foreign Exchange Contracts	Other assets, current	$73	$107
Foreign Exchange Contracts	Other assets	24	33
		97	140

Derivatives not designated as hedging instruments:
Foreign Exchange Contracts	Other assets, current	31	113
Foreign Exchange Contracts	Other assets	5	5
		36	118

Total Asset Derivative Contracts		$133	$258

	Balance Sheet Liability Location
Derivatives designated as hedging instruments:
Foreign Exchange Contracts	Accrued liabilities	$16	$31
Foreign Exchange Contracts	Other long-term liabilities	1	4
		17	35

Derivatives not designated as hedging instruments:
Foreign Exchange Contracts	Accrued liabilities	33	106
Foreign Exchange Contracts	Other long-term liabilities	3	3
		36	109

Total Liability Derivative Contracts		$53	$144

Schedule of Derivative Instruments, Gain (Loss) in Statement of Financial Performance [Text Block]
	December 31,
(Dollars in millions)	2010	2009
Gain recorded in Accumulated other comprehensive loss	$72	$192
Gain (loss) reclassified from Accumulated other comprehensive loss into Product sales (effective portion)	119	(165)
Loss recognized in Other income, net on derivatives (ineffective portion)	-	(5)

Schedule of Foreign Exchange Contracts Not Designated as Hedges, Gain (Loss) In Statement of Financial Performance [Text Block]
	December 31,
(Dollars in millions)	2010	2009
Gain (loss) recognized in Other income, net	$153	$(59)

Fair Value, Measurement Inputs, Disclosure [Text Block]
(Dollars in millions)	Total Carrying Value at December 31, 2010	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Available-for-sale securities	$829	$829	$-	$-
Derivative assets	133	-	133	-
Derivative liabilities	53	-	53	-

(Dollars in millions)	Total Carrying Value at December 31, 2009	Quoted price in active markets (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)
Available-for-sale securities	$664	$664	$-	$-
Derivative assets	258	-	258	-
Derivative liabilities	144	-	144	-

Fair Value, by Balance Sheet Grouping [Text Block]
	2010		2009
(Dollars in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Long-term receivables	$300	$276	$430	$408
Customer financing notes receivable	376	346	350	264
Long-term debt (excluding capitalized leases)	(10,117)	(11,500)	(9,442)	(10,361)

Note 14: Credit Quality of Long-Term Receivables (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Allowance For Credit Losses On Financing Receivables [Table Text Block]
(Dollars in millions)
Long-term trade accounts receivable	$119
Notes and leases receivable	416
Total long-term receivables	$535

(Dollars in millions)	Long-term receivables	Reserve for credit losses and exposure
Ending balance: individually evaluated for impairment	$535	$42

Financing Receivable Credit Quality Indicators [Table Text Block]
(Dollars in millions)	Long-term trade accounts receivable	Notes and leases receivable
A - (low risk, collateralized/uncollateralized)	$114	$-
B - (moderate risk, collateralized/uncollateralized)	5	336
C - (high risk, collateralized/uncollateralized)	-	80
D - (in default, uncollateralized)	-	-
Total	$119	$416

Note 15: Guarantees (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule of Guarantor Obligations [Text Block]
	2010		2009
(Dollars in millions)	Maximum Potential Payment	Carrying Amount of Liability	Maximum Potential Payment	Carrying Amount of Liability
Credit facilities and debt obligations - unconsolidated subsidiaries (expire 2011 to 2034)	$225	$3	$243	$73
IAE's financing arrangements* (See Note 4)	992	12	1,186	13
Commercial aerospace financing arrangements (See Note 4)	336	12	320	12
Commercial customer financing arrangements	191	1	229	1
Performance guarantees	40	-	39	-

Product Warranty Disclosure [Text Block]
(Dollars in millions)	2010	2009
Balance as of January 1	$1,072	$1,136
Warranties and performance guarantees issued	440	400
Settlements made	(379)	(424)
Other	3	(40)
Balance as of December 31	$1,136	$1,072

Note 16: Collaborative Arrangements (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Collaborative Arrangement Income Statement Classifications And Amounts [Text Block]
(Dollars in millions)	2010	2009	2008
Collaborator share of sales:
Cost of products sold	$850	$772	$1,059
Cost of services sold	38	29	17

Collaborator share of program costs (reimbursement of expenses incurred):
Cost of products sold	(83)	(66)	(83)
Research and development	(135)	(97)	(61)
Selling, general and administrative	(5)	(4)	(11)

Note 18: Segment Financial Data (Tables)	12 Months Ended
Dec. 31, 2010
Notes to Consolidated Financial Statements [Abstract]
Schedule of Segment Reporting Information, by Segment [Text Block]
				Net Sales			Operating Profits
(Dollars in millions)				2010	2009	2008	2010	2009	2008
Otis				$11,579	$11,723	$12,884	$2,575	$2,447	$2,477
Carrier				11,386	11,335	14,817	1,062	740	1,316
UTC Fire & Security				6,490	5,503	6,446	714	493	542
Pratt & Whitney				12,935	12,392	13,849	1,987	1,835	2,122
Hamilton Sundstrand				5,608	5,560	6,127	918	857	1,099
Sikorsky				6,684	6,287	5,346	716	608	478

Total segment				54,682	52,800	59,469	7,972	6,980	8,034
Eliminations and other				(356)	(375)	(350)	(409)	(255)	(117)
General corporate expenses				-	-	-	(377)	(348)	(408)

Consolidated				$54,326	$52,425	$59,119	$7,186	$6,377	$7,509

	Total Assets			Capital Expenditures			Depreciation & Amortization
(Dollars in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008
Otis	$8,097	$7,908	$7,731	$55	$67	$150	$211	$204	$203
Carrier	9,472	9,804	10,810	138	90	191	183	191	194
UTC Fire & Security	12,365	10,304	10,022	96	72	95	274	214	238
Pratt & Whitney	10,139	10,063	10,018	321	288	412	340	329	368
Hamilton Sundstrand	8,540	8,509	8,648	117	114	141	172	174	178
Sikorsky	4,521	4,167	3,985	108	95	165	83	68	62

Total segment	53,134	50,755	51,214	835	726	1,154	1,263	1,180	1,243
Eliminations and other	5,359	5,007	5,623	30	100	62	93	78	78

Consolidated	$58,493	$55,762	$56,837	$865	$826	$1,216	$1,356	$1,258	$1,321

Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area [Text Block]
	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008
United States Operations	$28,911	$27,990	$29,208	$4,112	$3,771	$3,945	$3,013	$3,096	$3,198
International Operations
Europe	11,957	12,216	15,129	1,872	1,743	2,219	1,282	1,346	1,347
Asia Pacific	7,986	7,173	8,218	1,229	990	1,037	839	845	800
Other	5,374	4,991	6,432	759	476	833	804	714	671
Eliminations and other	98	55	132	(786)	(603)	(525)	342	363	332

Consolidated	$54,326	$52,425	$59,119	$7,186	$6,377	$7,509	$6,280	$6,364	$6,348

(Dollars in millions)	2010	2009	2008
Europe	$2,188	$2,089	$2,180
Asia Pacific	2,721	2,430	2,221
Other	2,815	2,477	2,861

	$7,724	$6,996	$7,262

Schedule Of Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries By Country [Text Block]
	External Net Sales			Operating Profits			Long-Lived Assets
(Dollars in millions)	2010	2009	2008	2010	2009	2008	2010	2009	2008
United States Operations	$28,911	$27,990	$29,208	$4,112	$3,771	$3,945	$3,013	$3,096	$3,198
International Operations
Europe	11,957	12,216	15,129	1,872	1,743	2,219	1,282	1,346	1,347
Asia Pacific	7,986	7,173	8,218	1,229	990	1,037	839	845	800
Other	5,374	4,991	6,432	759	476	833	804	714	671
Eliminations and other	98	55	132	(786)	(603)	(525)	342	363	332

Consolidated	$54,326	$52,425	$59,119	$7,186	$6,377	$7,509	$6,280	$6,364	$6,348

Schedule Of Entity Wide Information By Major Customers By Reporting Segments [Text Block]
(Dollars in millions)	2010	2009	2008
Pratt & Whitney	$4,081	$3,942	$3,804
Hamilton Sundstrand	1,137	1,230	1,089
Sikorsky	4,529	3,979	3,063
Other	153	127	35

	$9,900	$9,278	$7,991

Selected Quarterly Financial Data - Unaudited (Tables)	12 Months Ended
Dec. 31, 2010
Selected Quarterly Financial Information [Abstract]
Schedule Of Quarterly Financial Information Table [Text Block]
	2010 Quarters				2009 Quarters
(Dollars in millions, except per share amounts)	First	Second	Third	Fourth	First	Second	Third	Fourth
Net Sales	$12,040	$13,802	$13,620	$14,864	$12,199	$13,060	$13,187	$13,979
Gross margin	3,308	3,787	3,953	3,864	3,092	3,459	3,351	3,662
Net income attributable to common shareowners	866	1,110	1,198	1,199	722	976	1,058	1,073
Earnings per share of Common Stock:
Basic – net income	$.95	$1.22	$1.32	$1.33	$.79	$1.06	$1.15	$1.17
Diluted – net income	$.93	$1.20	$1.30	$1.31	$.78	$1.05	$1.14	$1.15

	2010			2009
Common Stock	High	Low	Dividend	High	Low	Dividend
First quarter	$74.85	$65.01	$.425	$55.51	$37.40	$.385
Second quarter	$77.09	$62.88	$.425	$56.99	$42.06	$.385
Third quarter	$73.81	$63.62	$.425	$63.72	$49.00	$.385
Fourth quarter	$79.70	$70.23	$.425	$70.89	$59.31	$.385

Performance Graph - Unaudited (Tables)	12 Months Ended
Dec. 31, 2010
Performance Graph [Abstract]
Cumulative Total Shareholder Return Table [Text Block]
	December
	2005	2006	2007	2008	2009	2010
United Technologies Corporation	$100.00	$113.66	$141.44	$101.23	$134.93	$156.83
S&P 500 Index	$100.00	$115.79	$122.16	$76.96	$97.33	$111.99
Dow Jones Industrial Average	$100.00	$119.03	$129.58	$88.23	$108.21	$123.42

Schedule II - Valuation and Qualifying Accounts (Tables)	12 Months Ended
Dec. 31, 2010
SEC Schedule Article 12-09 Valuation And Qualifying Accounts [Abstract]
Schedule Of Valuation And Qualifying Accounts Disclosure Table [Text Block]
Allowances for Doubtful Accounts and Other Customer Financing Activity:

Balance December 31, 2007	$368
Provision charged to income	159
Doubtful accounts written off (net)	(129)
Other adjustments	(12)
Balance December 31, 2008	386
Provision charged to income	145
Doubtful accounts written off (net)	(80)
Balance December 31, 2009	451
Provision charged to income	58
Doubtful accounts written off (net)	(47)
Other adjustments	(14)
Balance December 31, 2010	$448

Future Income Tax Benefits - Valuation allowance:

Balance December 31, 2007	$545
Additions charged to income tax expense	146
Reductions charged to goodwill, due to acquisitions	(152)
Reductions credited to income tax expense	(11)
Other adjustments	170
Balance December 31, 2008	698
Additions charged to income tax expense	186
Additions charged to goodwill, due to acquisitions	3
Reductions credited to income tax expense	(16)
Other adjustments	32
Balance December 31, 2009	903
Additions charged to income tax expense	93
Reductions charged to goodwill, due to acquisitions	(3)
Reductions credited to income tax expense	(44)
Other adjustments	(38)
Balance December 31, 2010	$911

Note 1: Summary of Accounting Principles (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Notes to Consolidated Financial Statements [Abstract]
Restricted Cash And Cash Equivalents	$ 75	$ 43
Restricted Cash And Cash Equivalents At Carrying Value		41
Restricted Cash And Cash Equivalents Noncurrent		2
Contract Receivable Retainage	165	156
Unbilled Contracts Receivable	862	902
Excess Of Replacement Or Current Costs Over Stated LIFO Value	137	147
Finite-Lived Intangible Assets [Line Items]
Adjustments To Assets Measured At Fair Value On Non-Recurring Basis	245
Asset Retirement Obligation	$ 189	$ 157
Service portfolios [Member]
Finite-Lived Intangible Assets [Line Items]
Finite Lived Intangible Assets Useful Life Minimum (in years)	5
Finite Lived Intangible Assets Useful Life Maximum (in years)	30
Patents and trademarks [Member]
Finite-Lived Intangible Assets [Line Items]
Finite Lived Intangible Assets Useful Life Minimum (in years)	3
Finite Lived Intangible Assets Useful Life Maximum (in years)	40
Other, principally customer relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Finite Lived Intangible Assets Useful Life Minimum (in years)	2
Finite Lived Intangible Assets Useful Life Maximum (in years)	32

Note 2: Business Acquisitions, Dispositions, Goodwill and Intangible Assets (Details) In Millions, unless otherwise specified	12 Months Ended						12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 USD ( $)	Dec. 31, 2010 GE Security [Member] USD ( $)	Dec. 31, 2010 Clipper Windpower [Member] USD ( $)	Dec. 31, 2010 Clipper Windpower [Member] GBP ( £)	Dec. 31, 2010 GST Holdings Limited [Member] USD ( $)	Dec. 31, 2010 Carrier [Member] USD ( $)	Dec. 31, 2010 Carrier [Member] USD ( $)	Dec. 31, 2010 Carrier [Member] USD ( $)	Dec. 31, 2010 Hamilton Sundstrand [Member] USD ( $)	Dec. 31, 2010 Hamilton Sundstrand [Member] USD ( $)	Dec. 31, 2010 Carrier Enterprise LLC [Member]	Dec. 31, 2010 Watsco [Member]	Dec. 31, 2010 Otis [Member] USD ( $)	Dec. 31, 2010 UTC Fire and Security [Member] USD ( $)	Dec. 31, 2010 Pratt and Whitney [Member] USD ( $)	Dec. 31, 2010 Sikorsky [Member] USD ( $)	Dec. 31, 2010 Total Segments [Member] USD ( $)	Dec. 31, 2010 Eliminations and other [Member] USD ( $)	Dec. 31, 2010 Service portfolios [Member] USD ( $)	Dec. 31, 2009 Service portfolios [Member] USD ( $)	Dec. 31, 2010 Patents and trademarks [Member] USD ( $)	Dec. 31, 2009 Patents and trademarks [Member] USD ( $)	Dec. 31, 2010 Other, principally customer relationships [Member] USD ( $)	Dec. 31, 2009 Other, principally customer relationships [Member] USD ( $)
Business Acquisition [Line Items]
Business Acquisition Cost Of Acquired Entity Purchase Price				$ 1,800	$ 385	£ 240	$ 360
Noncash Or Part Noncash Acquisition Debt Assumed				32
Business Acquisition Date Of Acquisition Agreement				March 1, 2010	December 2010		August 2009
Business Acquisition Purchase Price Allocation Goodwill Amount				1,100			200
Business Acquisition Purchase Price Allocation Intangible Assets Amount				600			100
Business Combination Step Acquisition Equity Interest In Acquiree Percentage					0.499
Equity Method Investment Other Than Temporary Impairment					159
Business Combination Step Acquisition Equity Interest In Acquiree Remeasurement Gain Or Loss					21
Business Acquisition Purchase Price Allocation Goodwill And Intangible Assets Amount					400
Business Combination Step Acquisition Remaining Interest Acquired Percentage							71.00%
Business Combination Step Acquisition Remaining Interest Acquired							250
Income Statement Balance Sheet And Additional Disclosures By Disposal Groups Including Discontinued Operations [Line Items]
Disposal Group Not Discontinued Operation Loss Gain On Write Down	86								58		28
Limited Liability Company or Limited Partnership [Line Items]
Limited Liability Company Or Limited Partnership Date Of Business Formation													July 2009
Limited Liability Company Or Limited Partnership Shares Received In Consideration Of Contribution								3
Limited Liability Company LLC Or Limited Partnership LP Members Or Limited Partners Ownership Interest								40.00%						60.00%
Key Provisions Of Operating Or Partnership Agreement Description														options to purchase an additional 20 percent interest from Carrier in future years
Gain Recognized On Limited Liability Company Or Limited Partnership Formation								60
Goodwill [Line Items]
Goodwill - Beginning Balance	16,298									3,252		4,496			1,382	5,641	1,237	250	16,258	40
Goodwill resulting from business combinations	1,670	630	825							11		23			100	1,106		81	1,321	349
Goodwill translation and other	(247)									(92)		(28)			(12)	(101)	(13)	(1)	(247)
Goodwill - Ending Balance	17,721	16,298								3,171		4,491			1,470	6,646	1,224	330	17,332	389
Finite-Lived Intangible Assets [Line Items]
Gross Amount	5,620	4,807																			1,950	1,814	441	369	3,229	2,624
Accumulated Amortization	(2,317)	(2,000)																			(942)	(833)	(153)	(120)	(1,222)	(1,047)
Acquisition Cost Of Acquired Entities and Interest in Affiliates	2,800	703	1,400
Noncash or Part Noncash Acquisition and Interest in Affiliates Debt Assumed	39		196
Indefinite-Lived Intangible Assets (Excluding Goodwill)	757	731
Intangible Assets Gross Excluding Goodwill	6,377	5,538
Intangible Assets Accumulated Amortization Excluding Goodwill	(2,317)	(2,000)
Amortization of Intangible Assets	387	347
Finite-Lived Intangible Assets, Future Amortization Expense	$ 315

Note 3: Earnings Per Share (Details) (USD $) In Millions, except Per Share data	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Notes to Consolidated Financial Statements [Abstract]
Net income attributable to common shareowners	$ 1,199	$ 1,198	$ 1,110	$ 866	$ 1,073	$ 1,058	$ 976	$ 722	$ 4,373	$ 3,829	$ 4,689
Basic weighted average number of shares outstanding									907.9	917.4	937.8
Stock Awards									14.8	11.4	18.6
Diluted weighted average number of shares outstanding									922.7	928.8	956.4
Basic	$ 1.33	$ 1.32	$ 1.22	$ 0.95	$ 1.17	$ 1.15	$ 1.06	$ 0.79	$ 4.82	$ 4.17	$ 5
Diluted	$ 1.31	$ 1.3	$ 1.2	$ 0.93	$ 1.15	$ 1.14	$ 1.05	$ 0.78	$ 4.74	$ 4.12	$ 4.9
Outstanding stock awards excluded from the computation of diluted earnings per share									11.4	20.2	8.9

Note 4: Commercial Aerospace Industry Assets and Commitments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Commercial Aerospace [Member]
Accounts Notes And Loans Receivable [Line Items]
Accounts, Notes, Loans and Financing Receivable, gross	$ 3,384	$ 3,016
Products Under Lease	713
Notes Receivable Gross	416
Notes and leases, future minimum payments receivable, current	56
Notes and leases, future minimum payments, receivable in two years	41
Notes and leases, future minimum payments, receivable in three years	54
Notes and leases, future minimum payments, receivable in four years	26
Notes and leases, future minimum payments, receivable in five years	27
Notes and Leases, Future Minimum Payments, Receivable Due Thereafter	212
Fair Value Disclosure, Off-balance Sheet Risks, Amount	2,032
Notes and leases, future commitments, current	384
Notes and leases, future commitments, exercisable in two years	224
Notes and leases, future commitments, exercisable in three years	300
Notes and leases, future commitments, exercisable in four years	241
Notes and leases, future commitments, exercisable in five years	136
Notes and leases, future commitments, exercisable thereafter	747
Guarantee Obligations Maximum Exposure	336
Deferred Assets Long Term Aftermarket Maintenance Contract	290	270
Deferred Revenues Long Term Aftermarket Maintenance Contract	1,474	1,238
Allowance For Accounts Notes Receivable	133	141
Commercial Aerospace And International Aero Engines [Member]
Accounts Notes And Loans Receivable [Line Items]
Guarantee Obligations And Rental Commitments Current Carrying Value	38	34
International Aero Engines [Member]
Accounts Notes And Loans Receivable [Line Items]
Equity Method Investment Ownership Percentage	33.00%
Company Share Of Commitments And Guarantees	244
International Aero Engines [Member] | Financing Commitments [Member]
Accounts Notes And Loans Receivable [Line Items]
Guarantee Obligations Maximum Exposure	709
International Aero Engines [Member] | Market Value Guarantee [Member]
Accounts Notes And Loans Receivable [Line Items]
Guarantee Obligations Maximum Exposure	42
International Aero Engines [Member] | Operating Leases Future Minimum Payments Due Future Minimum Sublease Rentals [Member]
Accounts Notes And Loans Receivable [Line Items]
Guarantee Obligations Maximum Exposure	$ 241

Note 5: Inventories and Contracts in Progress (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Notes to Consolidated Financial Statements [Abstract]
Raw materials	$ 1,221	$ 1,281
Work-in-process	3,259	3,097
Finished goods	3,026	2,889
Contracts in progress	6,340	6,479
Inventories before payments and billings	13,846	13,746
Progress payments, secured by lien, on U.S. Government contracts	(275)	(264)
Billings on contracts in progress	(5,805)	(5,973)
Inventories and contracts in progress, net	7,766	7,509
Inventory Valuation Reserves	799	683
Capitalized research and development costs included in inventory	$ 804	$ 862
Percentage Of Inventory For Long Term Contracts Or Programs	75.00%	73.00%

Note 6: Fixed Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Notes to Consolidated Financial Statements [Abstract]
Land	$ 342	$ 345
Buildings And Improvements Gross	4,908	4,898
Machinery And Equipment Gross	10,010	9,941
Property Plant And Equipment Other	654	493
Fixed assets	15,914	15,677
Accumulated depreciation	(9,634)	(9,313)
Fixed assets, net	6,280	6,364
Property Plant And Equipment [Line Items]
Depreciation	$ 900	$ 852	$ 865
Land Buildings And Improvements [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum (in years)	12
Property Plant And Equipment Useful Life Maximum (in years)	40
Machinery And Equipment [Member]
Property Plant And Equipment [Line Items]
Property Plant And Equipment Useful Life Minimum (in years)	3
Property Plant And Equipment Useful Life Maximum (in years)	20

Note 7: Accrued Liabilities (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Notes to Consolidated Financial Statements [Abstract]
Customer Advances Current	$ 5,203	$ 5,267
Employee Related Liabilities Current	1,918	1,801
Litigation And Contract Matters Current	577	541
Accrued Income Taxes Current	504	348
Product Warranty Accrual Classified Current	449	447
Restructuring Reserve Current	358	403
Interest Payable Current	294	296
Workers Compensation Liability Current	210	181
Accrued Property Sales And Use Taxes	209	196
Other Accrued Liabilities Current	2,525	2,312
Accrued liabilities	$ 12,247	$ 11,792

Note 8: Borrowings and Lines of Credit (Details) (USD $)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Revolving Credit Agreement [Member]	Dec. 31, 2009 Revolving Credit Agreement [Member]	Dec. 31, 2010 Multicurrency Revolving Credit Agreement [Member]	Dec. 31, 2009 Multicurrency Revolving Credit Agreement [Member]	Dec. 31, 2010 Notes 4.375% Due 2010 [Member]	Dec. 31, 2009 Notes 4.375% Due 2010 [Member]	Dec. 31, 2010 Notes 7.125% Due 2010 [Member]	Dec. 31, 2009 Notes 7.125% Due 2010 [Member]	Dec. 31, 2010 Notes 6.350% Due 2011 [Member]	Dec. 31, 2009 Notes 6.350% Due 2011 [Member]	Dec. 31, 2010 Notes 6.100% Due 2012 [Member]	Dec. 31, 2009 Notes 6.100% Due 2012 [Member]	Dec. 31, 2010 Notes 4.875% Due 2015 [Member]	Dec. 31, 2009 Notes 4.875% Due 2015 [Member]	Dec. 31, 2010 Notes 5.375% Due 2017 [Member]	Dec. 31, 2009 Notes 5.375% Due 2017 [Member]	Dec. 31, 2010 Notes 6.125% Due 2019 [Member]	Dec. 31, 2009 Notes 6.125% Due 2019 [Member]	Dec. 31, 2010 Notes 8.875% Due 2019 [Member]	Dec. 31, 2009 Notes 8.875% Due 2019 [Member]	Dec. 31, 2010 Notes 4.500% Due 2020 [Member]	Dec. 31, 2009 Notes 4.500% Due 2020 [Member]	Dec. 31, 2010 Notes 8.750% Due 2021 [Member]	Dec. 31, 2009 Notes 8.750% Due 2021 [Member]	Dec. 31, 2010 Notes 6.700% Due 2028 [Member]	Dec. 31, 2009 Notes 6.700% Due 2028 [Member]	Dec. 31, 2010 Notes 7.500% Due 2029 [Member]	Dec. 31, 2009 Notes 7.500% Due 2029 [Member]	Dec. 31, 2010 Notes 5.400% Due 2035 [Member]	Dec. 31, 2009 Notes 5.400% Due 2035 [Member]	Dec. 31, 2010 Notes 6.050% Due 2036 [Member]	Dec. 31, 2009 Notes 6.050% Due 2036 [Member]	Dec. 31, 2010 Notes 6.125% Due 2038 [Member]	Dec. 31, 2009 Notes 6.125% Due 2038 [Member]	Dec. 31, 2010 Notes 5.700% Due 2040 [Member]	Dec. 31, 2009 Notes 5.700% Due 2040 [Member]
Notes to Consolidated Financial Statements [Abstract]
Short-term borrowings	$ 116,000,000	$ 254,000,000
Short Term Debt Weighted Average Interest Rate	6.30%	4.80%
Short Term Line of Credit Facilities Remaining Borrowing Capacities	2,000,000,000
Aggregate Line of Credit Facility Maximum Borrowing Capacity	3,000,000,000	2,500,000,000
Line of Credit Facility [Line Items]
Line of Credit Facility, Maximum Borrowing Capacity			1,600,000,000	1,500,000,000	1,400,000,000	1,000,000,000
Line of Credit Facility, Expiration Date			November 2014	October 2011	December 2014	November 2011
Line Of Credit Facility, Initiation Date			November 30, 2010		December 3, 2010
Debt Instrument [Line Items]
Debt Instrument, Interest Rate, Stated Percentage							4.38%		7.13%		6.35%		6.10%		4.88%		5.38%		6.13%		8.88%		4.50%		8.75%		6.70%		7.50%		5.40%		6.05%		6.13%		5.70%
Debt Instrument, Maturity Date									Nov 15, 2010		Mar 1, 2011												Apr 15, 2020														Apr 15, 2040
Debt Instrument, Maturity Year Date							May 2010						2012		2015		2017		2019		2019				2021		2028		2029		2035		2036		2038
Debt Instrument, Principal Outstanding								600,000,000		500,000,000		500,000,000	500,000,000	500,000,000	1,200,000,000	1,200,000,000	1,000,000,000	1,000,000,000	1,250,000,000	1,250,000,000	272,000,000	272,000,000	1,250,000,000		250,000,000	250,000,000	400,000,000	400,000,000	550,000,000	550,000,000	600,000,000	600,000,000	600,000,000	600,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Debt Instrument, Call Feature							* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.				* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.						* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.		* We may redeem some or all of these series of notes at any time at a redemption price in U.S. dollars equal to the greater of 100% of the principal amount outstanding of the applicable series of notes to be redeemed, or the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of notes to be redeemed. The discounts applied on such redemptions are based on a semiannual calculation at an adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.
Debt Instrument, Issuance Date																							February 2010														February 2010
Debt Instrument, Frequency of Periodic Payment																							semiannually														semiannually
Debt Instrument, Date of First Required Payment																							October 15, 2010														October 15, 2010
Debt Instrument, Decrease, Repayments							600,000,000
Extinguishment Of Debt, Amount									500,000,000		500,000,000
Extinguishment of Debt, Date									June 2010		September 2010
Other Loans Payable	141,000,000	158,000,000
Other Long-term Debt	160,000,000	110,000,000
Total long-term debt	10,173,000,000	9,490,000,000
Long-term debt currently due	(163,000,000)	(1,233,000,000)
Long-term debt	10,010,000,000	8,257,000,000
Debt Percentage Bearing Variable Interest Rate	2.00%	3.00%
Long Term Debt Maturities Repayments Of Principal In Next Twelve Months	163,000,000
Long Term Debt Maturities Repayments Of Principal In Year Two	543,000,000
Long Term Debt Maturities Repayments Of Principal In Year Three	4,000,000
Long Term Debt Maturities Repayments Of Principal In Year Four	39,000,000
Long Term Debt Maturities Repayments Of Principal In Year Five	1,206,000,000
Long Term Debt Maturities Repayments Of Principal After Year Five	$ 8,218,000,000

Note 9: Equity (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Notes to Consolidated Financial Statements [Abstract]
Net income attributable to common shareowners	$ 1,199	$ 1,198	$ 1,110	$ 866	$ 1,073	$ 1,058	$ 976	$ 722	$ 4,373	$ 3,829	$ 4,689
Transfers to noncontrolling interests - Decrease in common stock for purchase of subsidiary shares									(12)	(67)
Change from net income attributable to common shareowners and transfers to noncontrolling interest									$ 4,361	$ 3,762	$ 4,689

Note 10: Income Taxes (Details) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 EUR ( €)	Dec. 31, 2009 USD ( $)	Dec. 31, 2008 USD ( $)	Dec. 31, 2010 Expiration Period Current To Five Years [Member] USD ( $)	Dec. 31, 2010 Expiration Period Current To Five Years [Member] USD ( $)	Dec. 31, 2010 Expiration Period Six To Ten Years [Member] USD ( $)	Dec. 31, 2010 Expiration Period Six To Ten Years [Member] USD ( $)	Dec. 31, 2010 Expiration Period Eleven To Twenty Years [Member] USD ( $)	Dec. 31, 2010 Expiration Period Eleven To Twenty Years [Member] USD ( $)	Dec. 31, 2010 Expiration Period Indefinite [Member] USD ( $)	Dec. 31, 2010 Expiration Period Indefinite [Member] USD ( $)	Dec. 31, 2010 Estimated Net Increase Range Of Change [Member] USD ( $)	Dec. 31, 2010 Estimated Net Decrease Range Of Change [Member] USD ( $)
Notes to Consolidated Financial Statements [Abstract]
Current Federal Tax Expense Benefit	$ 122		$ 239	$ 576
Current State And Local Tax Expense Benefit	128		54	51
Current Foreign Tax Expense Benefit	1,164		837	1,211
Current Income Tax Expense Benefit	1,414		1,130	1,838
Deferred Federal Income Tax Expense Benefit	461		370	142
Deferred State And Local Income Tax Expense Benefit			41	(52)
Deferred Foreign Income Tax Expense Benefit	(48)		40	(45)
Deferred income tax provision	413		451	45
Income tax expense	1,827		1,581	1,883
Other Tax Expense Benefit	276		(782)	2,818
Deferred Tax Assets Tax Deferred Expense Compensation And Benefits Employee Benefits	1,986		2,209
Deferred Tax Other Asset Basis Differences	(540)		(357)
Deferred Tax Other Liability Basis Differences	958		901
Deferred Tax Assets Operating Loss Carryforwards	729		764
Deferred Tax Assets Tax Credit Carryforwards Other	1,371		1,177
Deferred Tax Assets Valuation Allowance	(911)		(903)
Deferred Tax Assets Net	3,593		3,791
Deferred Tax Liabilities Property Plant And Equipment	647		650
Deferred Tax Liabilities Other	190		123
Deferred Tax Liabilities	837		773
Income Loss From Continuing Operations Before Income Taxes Domestic	2,655		2,584	2,899
Income Loss From Continuing Operations Before Income Taxes Foreign	3,883		3,176	4,037
Income before income taxes	6,538		5,760	6,936
Effective Income Tax Rate Reconciliation At Federal Statutory Income Tax Rate	35.00%	35.00%	35.00%	35.00%
Effective Income Tax Rate Reconciliation Foreign Income Tax Rate Differential	(7.60%)	(7.60%)	(6.90%)	(6.90%)
Effective Income Tax Rate Reconciliation Tax Settlements			(0.70%)	(0.80%)
Effective Income Tax Rate Reconciliation Other Adjustments	0.50%	0.50%		(0.20%)
Effective Income Tax Rate Continuing Operations	27.90%	27.90%	27.40%	27.10%
Tax Adjustments Settlements And Unusual Provisions			38	62
Other Information Pertaining To Income Taxes			As a result of the global examination activity, we recognized approximately $18 million of associated pre-tax interest income adjustments during 2009.
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward Amount	1,371				29		397		248		697
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	3,313					508		232		574		1,999
Unrecognized Tax Benefits That Would Impact Effective Tax Rate	891
Unrecognized Tax Benefits, Beginning Balance	793		773	798
Unrecognized Tax Benefits Increases Resulting From Current Period Tax Positions	115		90	112
Unrecognized Tax Benefits Increases Resulting From Prior Period Tax Positions	80		174	66
Unrecognized Tax Benefits Reductions Resulting From Lapse Of Applicable Statute Of Limitations	(81)		(20)	(85)
Unrecognized Tax Benefits Decreases Resulting From Settlements With Taxing Authorities	(16)		(224)	(118)
Unrecognized Tax Benefits, Ending Balance	891		793	773
Unrecognized Tax Benefits Interest On Income Taxes Expense	27		21	39
Unrecognized Tax Benefits Interest On Income Taxes Accrued	144		142	161
Unrecognized Tax Benefits, Timing Of Tax Return Inclusion Uncertainity			57	63
Significant Change In Unrecognized Tax Benefits Is Reasonably Possible [Line Items]
Significant Change In Unrecognized Tax Benefits Is Reasonably Possible Estimated Range Of Change													40	170
Tax benefits claimed related to 1998 German reorganization	$ 259	€ 197

Note 11: Employee Benefit Plans (Details) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Notes to Consolidated Financial Statements [Abstract]
Contributions to Defined Contribution Plans	$ 200,000,000		$ 192,000,000		$ 212,000,000
Employee Stock Ownership Plan ESOP Number Of Allocated Shares	35,600,000
Employee Stock Ownership Plan ESOP Number Of Suspense Shares	20,400,000
Employee Stock Ownership Plan ESOP Deferred Shares Fair Value	1,600,000,000
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Domestic Defined Benefit Plan Cash Contributions By Employer	1,001,000,000		951,000,000
Domestic Defined Benefit Plan Stock Contributions By Employer	250,000,000				250,000,000
Foreign Defined Benefit Plan Cash Contributions By Employer	298,000,000		319,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Abstract
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Projected Benefit Obligation	21,556,000,000		18,327,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Accumulated Benefit Obligation	20,562,000,000		17,342,000,000
Defined Benefit Plan Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets Aggregate Fair Value Of Plan Assets	18,885,000,000		15,315,000,000
Defined Benefit Plan Accumulated Benefit Obligation	23,200,000,000		20,800,000,000
Multiemployer Plan Period Contributions	117,000,000		126,000,000		163,000,000
Percentage Of Growth Seeking Assets In The Company's Overall Investment Strategy	67.00%
Percentage Of Income Generating Assets In The Company's Overall Investment Strategy	33.00%
Percentage Of Enhanced Equity Assets In The Global Equity Portfolio	12.00%
Pecentage Of Interest Rate Sensitivity Of Pension Plan Liabilities Fixed Income Portfolio Designed To Hedge	40.00%
Defined Benefit Plan Estimated Future Employer Contributions In Next Fiscal Year	450,000,000
Defined Benefit Plan Estimated Future Employer Domestic Contributions In Next Fiscal Year	250,000,000
Defined Benefit Plan Assumed Health Care Cost Trend Rates Abstract
Defined Benefit Plan Health Care Cost Trend Rate Assumed For Next Fiscal Year	9.00%		8.00%
Defined Benefit Plan Ultimate Health Care Cost Trend Rate	5.00%		5.00%
Defined Benefit Plan Year That Rate Reaches Ultimate Trend Rate	2019		2016
Defined Benefit Plan Effect Of One Percentage Point Change In Assumed Health Care Cost Trend Rates Abstract
Defined Benefit Plan Effect Of One Percentage Point Increase On Service And Interest Cost Components	2,000,000
Defined Benefit Plan Effect Of One Percentage Point Decrease On Service And Interest Cost Components 1	2,000,000
Defined Benefit Plan Effect Of One Percentage Point Increase On Accumulated Postretirement Benefit Obligation	44,000,000
Defined Benefit Plan Effect Of One Percentage Point Decrease On Accumulated Postretirement Benefit Obligation 1	38,000,000
Share Based Compensation Arrangement By Share Based Payment Award Number Of Shares Authorized	71,000,000
Share Based Compensation Arrangement By Share Based Payment Award Number Of Shares Available For Grant	16,000,000
Expected Range Of Shares Awarded Annually Under Long-term Incentive Plan	shares awarded on an annual basis will range from 1% to 1.5% of shares outstanding
Allocated Share Based Compensation Expense	154,000,000		153,000,000		211,000,000
Employee Service Share-based Compensation, Tax Benefit from Compensation Expense	47,000,000		49,000,000		72,000,000
Employee Service Share Based Compensation Cash Received From Exercise Of Stock Options	386,000,000		342,000,000		163,000,000
Employee Service Share Based Compensation Tax Benefit Realized From Exercise Of Stock Options	139,000,000		95,000,000		49,000,000
Employee Service Share Based Compensation Tax Benefit Realized From Vesting Of Performance Share Units	20,000,000		33,000,000
Employee Service Share Based Compensation Cash Flow Tax Benefit Reported	94,000,000		50,000,000		32,000,000
Employee Service Share Based Compensation Unrecognized Compensation Costs On Nonvested Awards	148,000,000
Employee Service Share Based Compensation Unrecognized Compensation Costs On Nonvested Awards Weighted Average Period Of Recognition (in years)	1.5
Share Based Compensation Arrangement By Share Based Payment Award Options Outstanding Roll Forward
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Number, Beginning Balance	38,896,000
Share Based Compensation Arrangement By Share Based Payment Award Options Grants In Period	529,000
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period	(11,904,000)
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period	(184,000)
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Number, Ending Balance	27,337,000		38,896,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, Beginning of Period	$ 42.1	[1]
Share Based Compensation Arrangement By Share Based Payment Award Options Grants In Period Weighted Average Exercise Price	$ 73.7	[1]
Share Based Compensation Arrangement By Share Based Payment Award Options Exercises In Period Weighted Average Exercise Price	$ 37.21	[1]
Share Based Compensation Arrangement By Share Based Payment Award Options Forfeitures And Expirations In Period Weighted Average Exercise Price	$ 44.34	[1]
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price, End of Period	$ 44.82	[1]	$ 42.1	[1]
Share Based Compensation Arrangement By Share Based Payment Award Stock Appreciation Rights Outstanding Number, Beginning Balance	27,337,000
Share-based Compensation Arrangement by Share-based Payment Award, Stock Appreciation Rights, Grants in Period	6,033,000
Share-based Compensation Arrangement by Share-based Payment Award, Stock Appreciation Rights, Exercises in Period	(1,230,000)
Share-based Compensation Arrangement by Share-based Payment Award, Stock appreciation rights, Forfeitures and Expirations in Period	(920,000)
Share Based Compensation Arrangement By Share Based Payment Award, Stock Appreciation Rights, Outstanding Number, Ending Balance	31,220,000		27,337,000
Share-based Compensation Arrangement by Share-based Payment Award, Stock Appreciation Rights, Outstanding, Weighted Average Exercise Price, Beginning Balance	62.7	[1]
Share-based Compensation Arrangement by Share-based Payment Award, Stock appreciation rights, Grants in Period, Weighted Average Exercise Price	72.98	[1]
Share-based Compensation Arrangement by Share-based Payment Award, Stock appreciation rights, Exercises in Period, Weighted Average Exercise Price	59.94	[1]
Share-based Compensation Arrangement by Share-based Payment Award, Stock appreciation rights, Forfeitures and Expirations in Period, Weighted Average Exercise Price	65.08	[1]
Share-based Compensation Arrangement by Share-based Payment Award, Stock Appreciation Rights, Outstanding, Weighted Average Exercise Price, Ending Balance	64.72	[1]	62.7	[1]
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Outstanding, Beginning Balance	3,112,000
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Grants in Period	1,002,000
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Earned in Period	(973,000)
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Forfeitures and Expirations in Period	(117,000)
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Outstanding, Ending Balance	3,024,000		3,112,000
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Outstanding, Weighted Average Grant Price, Beginning Balance	63.12	[2]
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Grants in Period, Weighted Average Grant Stock Price	71.63	[2]
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Earned in Period, Weighted Average Grant Stock Price	62.81	[2]
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Forfeitures and Expirations in Period, Weighted Average Grant Stock Price	65.22	[2]
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Outstanding, Weighted Average Grant Price, Ending Balance	65.96	[2]	63.12	[2]
Share-based Compensation Arrangement by Share-based Payment Award, Other Incentives Shares / Units, Outstanding, Beginning Balance	631,000
Share-based Compensation Arrangement by Share-based Payment Award, Other Incentive Shares/Units, Grants in Period	279,000
Share-based Compensation Arrangement by Share-based Payment Award, Other Incentive Shares/Units, Earned in Period	(69,000)
Share-based Compensation Arrangement by Share-based Payment Award, Other Incentive Shares/Units, Forfeitures and Expirations in Period	(34,000)
Share-based Compensation Arrangement by Share-based Payment Award, Other Incentives Shares / Units, Outstanding, Ending Balance	807,000		631,000
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Grants in Period, Weighted Average Grant Date Fair Value	17.86		16.01		21.16
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Grants in Period, Weighted Average Grant Date Fair Value	78.73		61.56		84.01
Share-Based Compensation Arrangement by Share-Based Payment Awards, Vested in Period, Total Fair Value	172,000,000		235,000,000		144,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Exercises in Period, Total Intrinsic Value	446,000,000		296,000,000		173,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units, Exercises in Period, Total Intrinsic Value	62,000,000		100,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Vested and Expected to Vest, Outstanding, Number	58,065,000
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Vested and Expected to Vest, Outstanding, Weighted Average Exercise Price	55.11	[3]
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Vested and Expected to Vest, Outstanding, Aggregate Intrinsic Value	1,371,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Vested and Expected to Vest, Outstanding, Weighted Average Remaining Contractual Term (in years)	5.2	[4]
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Vested and Expected to Vest, Exercisable, Number	39,016,000
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Vested and Expected to Vest, Exercisable, Weighted Average Exercise Price	49.57	[3]
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Vested and Expected to Vest, Exercisable, Aggregate Intrinsic Value	1,137,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Options and Stock Appreciation Rights, Vested and Expected to Vest, Exercisable, Weighted Average Remaining Contractual Term (in years)	3.8	[4]
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units and Restricted Stock, Vested and Expected to Vest, Outstanding, Number	2,402,000
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units and Restricted Stock, Vested and Expected to Vest, Outstanding, Aggregate Intrinsic Value	189,000,000
Share-based Compensation Arrangement by Share-based Payment Award, Performance Share Units and Restricted Stock, Vested and Expected to Vest, Outstanding, Weighted Average Remaining Contractual Term (in years)	1.3	[4]
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions And Methodology Abstract
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Volatility Rate Range	24% - 28%		30% - 42%		23% - 26%
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions Weighted Average Volatility Rate	25.00%		30.00%		23.00%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Expected Term Range (in years)	7.4 - 7.9		7.4 - 7.9		7.9 - 8.7
Share Based Compensation Arrangement By Share Based Payment Award Fair Value Assumptions Expected Dividend Rate	2.70%		2.10%		1.60%
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Risk Free Interest Rate Range	0.1% - 4.0%		0% - 2.5%		2.9% - 4.0%
Pension Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Benefit Obligation, Beginning Balance	22,271,000,000		21,511,000,000
Defined Benefit Plan, Service Cost	396,000,000		429,000,000		446,000,000
Defined Benefit Plan, Interest Cost	1,287,000,000		1,285,000,000		1,263,000,000
Defined Benefit Plan, Actuarial Net (Gains) Losses	1,625,000,000		471,000,000
Defined Benefit Plan, Benefits Paid	(1,216,000,000)		(1,162,000,000)
Defined Benefit Plan, Net Settlements Curtailments Benefit Obligation	(37,000,000)		(62,000,000)
Defined Benefit Plan Plan Amendments	121,000,000		(534,000,000)
Defined Benefit Plan Benefit Obligation Other FX Aquisition Disposition Medicare RX Receivable	(2,000,000)		333,000,000
Defined Benefit Plan, Benefit Obligation, Ending Balance	24,445,000,000		22,271,000,000		21,511,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	19,377,000,000		15,940,000,000
Defined Benefit Plan Actual Return On Plan Assets	2,635,000,000		3,004,000,000
Contributions to Defined Benefit Plans	1,621,000,000		1,308,000,000
Defined Benefit Plan, Plan Assets, Benefits Paid			(1,111,000,000)
Defined Benefit Plan Fair Value Of Plan Assets Other FX Aquisitions Dispositions	(33,000,000)		236,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	22,384,000,000		19,377,000,000		15,940,000,000
Defined Benefit Plan Funded Status Of Plan	(2,061,000,000)		(2,894,000,000)
Percentage Of Projected Benefit Obligation Comprised Of Domestic Plan Benefits	76.00%
Projected Benefit Obligation Reduction Due To Plan Change	623,000,000
Percentage Of Projected Benefit Obligation Comprised Of Foreign Plan Benefits	23.00%
Defined Benefit Plan, Expected Return on Plan Assets	(1,735,000,000)		(1,634,000,000)		(1,663,000,000)
Defined Benefit Plan Amortization Of Prior Service Cost Credit	(18,000,000)		56,000,000		49,000,000
Defined Benefit Plan Amortization Of Transition Obligations Assets	1,000,000		1,000,000		1,000,000
Defined Benefit Plan Amortization Of Gains Losses	285,000,000		226,000,000		119,000,000
Defined Benefit Plan, Recognized Net Gain (Loss) Due to Settlements and Curtailments	2,000,000		102,000,000		1,000,000
Defined Benefit Plan, Net Periodic Benefit Cost	218,000,000		465,000,000		216,000,000
Other Comprehensive Income Defined Benefit Plans Net Unamortized Gain Loss Arising During Period Before Tax	728,000,000
Other Comprehensive Income Reclassification Of Defined Benefit Plans Net Gain Loss Recognized In Net Periodic Benefit Cost Before Tax	(285,000,000)
Other Comprehensive Income Defined Benefit Plan Net Prior Service Cost Credit Arising During Period Before Tax	121,000,000
Other Comprehensive Income Amortization Of Defined Benefit Plan Net Prior Service Cost Credit Recognized In Net Periodic Benefit Cost Before Tax	18,000,000
Other Comprehensive Income Reclassification Of Defined Benefit Plan Net Transition Asset Obligation Recognized In Net Periodic Benefit Cost Before Tax	(1,000,000)
Other FX Settlement Curtailment Comprehensive Income Finalization Of Pension And Non Pension Postretirement Plan Valuation Before Tax	(22,000,000)
Other Comprehensive Income Defined Benefit Plans Adjustment Before Tax Period Increase Decrease	559,000,000
Net Recognized In Net Periodic Benefit Cost And Other Comprehensive Income	777,000,000
Defined Benefit Plan Percentage Of Equity Securities Issued By Employer And Related Parties Included In Plan Assets	3.00%		4.00%
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Defined Benefit Plan Assets For Plan Benefits Noncurrent	637,000,000		341,000,000
Pension And Other Postretirement Defined Benefit Plans Current Liabilities	(58,000,000)		(72,000,000)
Pension and Other Postretirement Defined Benefit Plans, Noncurrent, Liabilities, Amount Recognized In Consolidated Balance Sheet	(2,640,000,000)		(3,163,000,000)
Defined Benefit Plan Amounts Recognized In Balance Sheet	(2,061,000,000)		(2,894,000,000)
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax Abstract
Defined Benefit Plan Accumulated Other Comprehensive Income Net Gains Losses Before Tax	7,223,000,000		6,767,000,000
Defined Benefit Plan Amounts Recognized In Other Comprehensive Income Net Prior Service Cost Credit Before Tax	(184,000,000)		(313,000,000)
Defined Benefit Plan Accumulated Other Comprehensive Income Net Transition Assets Obligations Before Tax	6,000,000		7,000,000
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax	7,045,000,000		6,461,000,000
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Abstract
Defined Benefit Plan Amortization Of Net Gains Losses	461,000,000
Defined Benefit Plan Amortization Of Net Prior Service Cost Credit	(12,000,000)
Defined Benefit Plan Amortization Of Net Transition Asset Obligation	1,000,000
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year	450,000,000
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Benefit Obligation Abstract
Defined Benefit Plan Assumptions Used Calculating Benefit Obligation Discount Rate	5.40%		5.90%
Defined Benefit Plan Assumptions Used Calculating Benefit Obligation Rate Of Compensation Increase	4.40%		4.40%
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Net Periodic Benefit Cost Abstract
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Discount Rate	5.90%		6.10%		6.00%
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Rate Of Compensation Increase	4.40%		4.40%		4.40%
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Expected Long Term Return On Assets	8.00%		8.20%		8.30%
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Defined Benefit Plan Expected Future Benefit Payments In Year One	1,290,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Two	1,334,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Three	1,374,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Four	1,430,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Five	1,489,000,000
Defined Benefit Plan Expected Future Benefit Payments In Five Fiscal Years Thereafter	8,416,000,000
Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Benefit Obligation, Beginning Balance	876,000,000		871,000,000
Defined Benefit Plan, Service Cost	2,000,000		2,000,000		3,000,000
Defined Benefit Plan, Interest Cost	46,000,000		50,000,000		53,000,000
Defined Benefit Plan, Actuarial Net (Gains) Losses	(29,000,000)		20,000,000
Defined Benefit Plan, Benefits Paid	(105,000,000)		(83,000,000)
Defined Benefit Plan Benefit Obligation Other FX Aquisition Disposition Medicare RX Receivable	42,000,000		16,000,000
Defined Benefit Plan, Benefit Obligation, Ending Balance	832,000,000		876,000,000		871,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	11,000,000		16,000,000
Defined Benefit Plan Actual Return On Plan Assets	(1,000,000)
Contributions to Defined Benefit Plans	76,000,000		73,000,000
Defined Benefit Plan Fair Value Of Plan Assets Other FX Aquisitions Dispositions	29,000,000		5,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	10,000,000		11,000,000		16,000,000
Defined Benefit Plan Funded Status Of Plan	(822,000,000)		(865,000,000)
Percentage Of Projected Benefit Obligation Comprised Of Domestic Plan Benefits	86.00%
Defined Benefit Plan, Expected Return on Plan Assets	(1,000,000)		(1,000,000)		(2,000,000)
Defined Benefit Plan Amortization Of Prior Service Cost Credit	(2,000,000)		(2,000,000)		(6,000,000)
Defined Benefit Plan Amortization Of Gains Losses	(1,000,000)		(3,000,000)
Defined Benefit Plan, Net Periodic Benefit Cost	44,000,000		46,000,000		48,000,000
Other Comprehensive Income Defined Benefit Plans Net Unamortized Gain Loss Arising During Period Before Tax	(27,000,000)
Other Comprehensive Income Amortization Of Defined Benefit Plan Net Prior Service Cost Credit Recognized In Net Periodic Benefit Cost Before Tax	2,000,000
Other Comprehensive Income Defined Benefit Plans Adjustment Before Tax Period Increase Decrease	(24,000,000)
Net Recognized In Net Periodic Benefit Cost And Other Comprehensive Income	20,000,000
Defined Benefit Plan Amounts Recognized In Balance Sheet Abstract
Pension And Other Postretirement Defined Benefit Plans Current Liabilities	(66,000,000)		(81,000,000)
Pension and Other Postretirement Defined Benefit Plans, Noncurrent, Liabilities, Amount Recognized In Consolidated Balance Sheet	(756,000,000)		(784,000,000)
Defined Benefit Plan Amounts Recognized In Balance Sheet	(822,000,000)		(865,000,000)
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax Abstract
Defined Benefit Plan Accumulated Other Comprehensive Income Net Gains Losses Before Tax	(130,000,000)		(104,000,000)
Defined Benefit Plan Amounts Recognized In Other Comprehensive Income Net Prior Service Cost Credit Before Tax	1,000,000		(2,000,000)
Defined Benefit Plan Accumulated Other Comprehensive Income Before Tax	(129,000,000)		(106,000,000)
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Abstract
Defined Benefit Plan Amortization Of Net Gains Losses	(9,000,000)
Defined Benefit Plan Amortization Of Net Prior Service Cost Credit	(2,000,000)
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Benefit Obligation Abstract
Defined Benefit Plan Assumptions Used Calculating Benefit Obligation Discount Rate	4.90%		5.50%
Defined Benefit Plan Weighted Average Assumptions Used In Calculating Net Periodic Benefit Cost Abstract
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Discount Rate	5.50%		6.00%		5.90%
Defined Benefit Plan Assumptions Used Calculating Net Periodic Benefit Cost Expected Long Term Return On Assets	5.00%		5.80%		7.80%
Defined Benefit Plan Estimated Future Benefit Payments Abstract
Defined Benefit Plan Expected Future Benefit Payments In Year One	73,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Two	71,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Three	69,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Four	67,000,000
Defined Benefit Plan Expected Future Benefit Payments In Year Five	65,000,000
Defined Benefit Plan Expected Future Benefit Payments In Five Fiscal Years Thereafter	263,000,000
Quoted price in active markets (Level 1) [Member] | Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	5,332,000,000		4,595,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	5,332,000,000		4,595,000,000
Quoted price in active markets (Level 1) [Member] | Global Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[5]	77,000,000	[5]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[5]	77,000,000	[5]
Quoted price in active markets (Level 1) [Member] | Enhanced Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	57,000,000	[6]	22,000,000	[6]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	57,000,000	[6]	22,000,000	[6]
Quoted price in active markets (Level 1) [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[7]		[7]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[7]		[7]
Quoted price in active markets (Level 1) [Member] | US Treasury And Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	691,000,000		149,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	691,000,000		149,000,000
Quoted price in active markets (Level 1) [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	21,000,000		76,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	21,000,000		76,000,000
Quoted price in active markets (Level 1) [Member] | Asset Backed Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[8]		[8]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[8]		[8]
Quoted price in active markets (Level 1) [Member] | Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[9]		[9]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[9]		[9]
Quoted price in active markets (Level 1) [Member] | Other Pension Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[10]	50,000,000	[10]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[10]	50,000,000	[10]
Quoted price in active markets (Level 1) [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[11]	190,000,000	[11]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[11]	190,000,000	[11]
Quoted price in active markets (Level 1) [Member] | Pension Plan Assets Leveled [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	6,101,000,000		5,159,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	6,101,000,000		5,159,000,000
Significant other observable inputs (Level 2) [Member] | Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	7,000,000		4,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	7,000,000		4,000,000
Significant other observable inputs (Level 2) [Member] | Global Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	3,200,000,000	[5]	2,695,000,000	[5]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	3,200,000,000	[5]	2,695,000,000	[5]
Significant other observable inputs (Level 2) [Member] | Enhanced Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,662,000,000	[6]	1,538,000,000	[6]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,662,000,000	[6]	1,538,000,000	[6]
Significant other observable inputs (Level 2) [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[7]		[7]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[7]		[7]
Significant other observable inputs (Level 2) [Member] | US Treasury And Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,149,000,000		786,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,149,000,000		786,000,000
Significant other observable inputs (Level 2) [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	5,424,000,000		5,620,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	5,424,000,000		5,620,000,000
Significant other observable inputs (Level 2) [Member] | Asset Backed Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	76,000,000	[8]	1,000,000	[8]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	76,000,000	[8]	1,000,000	[8]
Significant other observable inputs (Level 2) [Member] | Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	26,000,000	[9]	51,000,000	[9]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	26,000,000	[9]	51,000,000	[9]
Significant other observable inputs (Level 2) [Member] | Other Pension Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,517,000,000	[10]	1,100,000,000	[10]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,517,000,000	[10]	1,100,000,000	[10]
Significant other observable inputs (Level 2) [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	293,000,000	[11]	241,000,000	[11]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	293,000,000	[11]	241,000,000	[11]
Significant other observable inputs (Level 2) [Member] | Pension Plan Assets Leveled [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	13,354,000,000		12,036,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	13,354,000,000		12,036,000,000
Unobservable inputs (Level 3) [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance			2,008,000,000
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	151,000,000		(116,000,000)
Defined Benefit Plan Actual Return On Plan Assets Still Held	123,000,000		(53,000,000)
Defined Benefit Plan Purchases Sales And Settlements	257,000,000		(68,000,000)
Defined Benefit Plan Transfers Between Measurement Levels	22,000,000
Unobservable inputs (Level 3) [Member] | Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,000,000
Defined Benefit Plan Actual Return On Plan Assets Sold During Period
Defined Benefit Plan Actual Return On Plan Assets Still Held
Defined Benefit Plan Purchases Sales And Settlements	1,000,000
Defined Benefit Plan Transfers Between Measurement Levels
Unobservable inputs (Level 3) [Member] | Global Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[5]	21,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[5]		[5]
Defined Benefit Plan Actual Return On Plan Assets Sold During Period			(4,000,000)
Defined Benefit Plan Actual Return On Plan Assets Still Held			5,000,000
Defined Benefit Plan Purchases Sales And Settlements			(22,000,000)
Defined Benefit Plan Transfers Between Measurement Levels
Unobservable inputs (Level 3) [Member] | Enhanced Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	11,000,000	[6]	7,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	245,000,000	[6]	11,000,000	[6]
Defined Benefit Plan Actual Return On Plan Assets Sold During Period
Defined Benefit Plan Actual Return On Plan Assets Still Held	9,000,000
Defined Benefit Plan Purchases Sales And Settlements	225,000,000		4,000,000
Defined Benefit Plan Transfers Between Measurement Levels
Unobservable inputs (Level 3) [Member] | Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,045,000,000	[7]	990,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,134,000,000	[7]	1,045,000,000	[7]
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	157,000,000		(90,000,000)
Defined Benefit Plan Actual Return On Plan Assets Still Held	51,000,000		140,000,000
Defined Benefit Plan Purchases Sales And Settlements	(119,000,000)		5,000,000
Defined Benefit Plan Transfers Between Measurement Levels
Unobservable inputs (Level 3) [Member] | US Treasury And Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance
Unobservable inputs (Level 3) [Member] | Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance			96,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance
Defined Benefit Plan Actual Return On Plan Assets Sold During Period			13,000,000
Defined Benefit Plan Actual Return On Plan Assets Still Held			30,000,000
Defined Benefit Plan Purchases Sales And Settlements			(139,000,000)
Defined Benefit Plan Transfers Between Measurement Levels
Unobservable inputs (Level 3) [Member] | Asset Backed Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[8]		[8]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[8]		[8]
Unobservable inputs (Level 3) [Member] | Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	715,000,000	[9]	894,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	944,000,000	[9]	715,000,000	[9]
Defined Benefit Plan Actual Return On Plan Assets Sold During Period	(6,000,000)		(35,000,000)
Defined Benefit Plan Actual Return On Plan Assets Still Held	63,000,000		(228,000,000)
Defined Benefit Plan Purchases Sales And Settlements	150,000,000		84,000,000
Defined Benefit Plan Transfers Between Measurement Levels	22,000,000
Unobservable inputs (Level 3) [Member] | Other Pension Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[10]		[10]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[10]		[10]
Unobservable inputs (Level 3) [Member] | Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance		[11]		[11]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance		[11]		[11]
Unobservable inputs (Level 3) [Member] | Pension Plan Assets Leveled [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	2,324,000,000		1,771,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	2,324,000,000		1,771,000,000
Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	5,340,000,000		4,599,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	5,340,000,000		4,599,000,000
Global Equity Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	3,200,000,000	[5]	2,772,000,000	[5]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	3,200,000,000	[5]	2,772,000,000	[5]
Enhanced Global Equities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,964,000,000	[6]	1,571,000,000	[6]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,964,000,000	[6]	1,571,000,000	[6]
Private Equity Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,134,000,000	[7]	1,045,000,000	[7]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,134,000,000	[7]	1,045,000,000	[7]
US Treasury And Government [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,840,000,000		935,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,840,000,000		935,000,000
Corporate Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	5,445,000,000		5,696,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	5,445,000,000		5,696,000,000
Asset Backed Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	76,000,000	[8]	1,000,000	[8]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	76,000,000	[8]	1,000,000	[8]
Real Estate [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	970,000,000	[9]	766,000,000	[9]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	970,000,000	[9]	766,000,000	[9]
Other Pension Plan Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	1,517,000,000	[10]	1,150,000,000	[10]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	1,517,000,000	[10]	1,150,000,000	[10]
Cash And Cash Equivalents [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	293,000,000	[11]	431,000,000	[11]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	293,000,000	[11]	431,000,000	[11]
Other Assets And Liabilities [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	605,000,000	[12]	411,000,000	[12]
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	605,000,000	[12]	411,000,000	[12]
Pension Plan Assets Leveled [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets, Beginning Balance	21,779,000,000		18,966,000,000
Defined Benefit Plan, Fair Value of Plan Assets, Ending Balance	$ 21,779,000,000		$ 18,966,000,000

[1]	weighted-average exercise price
[2]	weighted-average grant stock price
[3]	weighted-average exercise price per share
[4]	weighted-average contractual remaining term in years
[5]	Represents commingled funds that invest primarily in common stocks.
[6]	Represents enhanced equity separate account and commingled fund portfolios. A portion of the portfolio may include long-shortmarket neutral and relative value strategies that invest in publicly traded, equity and fixed income securities, as well as derivatives of equityand fixed income securities and foreign currency.
[7]	Represents limited partner investments with general partners that primarily invest in debt and equity.
[8]	Represents mortgage and asset-backed securities.
[9]	Represents investments in real estate including commingled funds and directly held properties.
[10]	Represents insurance contracts and global balanced risk commingled funds consisting mainly of equity, bonds and some commodities.
[11]	Represents short-term commercial paper, bonds and other cash or cash-like instruments.
[12]	Represents trust receivables and payables that are not leveled.

Note 12: Restructuring and Other Costs (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Restructuring Reserve [Line Items]
Restructuring Reserve Period Expense, Current Year Actions	$ 371
Restructuring Reserve Settled, Current Year Actions	(144)
Restructuring Reserve Ending Balance, Current Year Actions	227
Restructuring Reserve Beginning Balance, Prior Year Actions	312
Restructuring Reserve Period Expense, Prior Year Actions	85
Restructuring Reserve Settled, Prior Year Actions	(266)
Restructuring Reserve Ending Balance, Prior Year Actions	131	312
Restructuring and Related Cost [Line Items]
Restructuring Charges	443
Restructuring And Other Costs Expected Cost, Current Year Actions	457
Restructuring And Other Costs Incurred Cost, Current Year Actions	371
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	86
Restructuring And Other Costs Expected Cost, Prior Year Actions	911
Restructuring And Other Costs Incurred Cost, Prior Year Actions	85	(802)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions	24
Restructuring And Other Costs, Current Year Actions [Member]
Restructuring Details [Line Items]
Anticipated Net Workforce Reduction Of Hourly And Salary Employees	approximately 5,000 hourly and salaried employees
Anticipated Net Square Feet Of Facilities To Be Exited	approximately 3.9 million net square feet of facilities
Completed Net Workforce Reduction Of Hourly And Salary Employees	approximately 2,400 employees
Completed Net Square Feet Of Facilities Exited	300,000 net square feet of facilities
Restructuring And Other Costs, Prior Year Actions [Member]
Restructuring Details [Line Items]
Anticipated Net Workforce Reduction Of Hourly And Salary Employees	14,400
Anticipated Net Square Feet Of Facilities To Be Exited	4.7 million net square feet
Completed Net Workforce Reduction Of Hourly And Salary Employees	approximately 13,400 employees
Completed Net Square Feet Of Facilities Exited	1.3 million net square feet of facilities
Employee Severance [Member]
Restructuring and Related Cost [Line Items]
Restructuring And Other Costs Expected Cost, Current Year Actions	327
Restructuring And Other Costs Incurred Cost, Current Year Actions	(301)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	26
Restructuring And Other Costs Expected Cost, Prior Year Actions	711
Restructuring And Other Costs Incurred Cost, Prior Year Actions	(19)	(680)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions	12
Employee Severance [Member]
Restructuring Reserve [Line Items]
Restructuring Reserve Period Expense, Current Year Actions	301
Restructuring Reserve Settled, Current Year Actions	(98)
Restructuring Reserve Ending Balance, Current Year Actions	203
Restructuring Reserve Beginning Balance, Prior Year Actions	295
Restructuring Reserve Period Expense, Prior Year Actions	19
Restructuring Reserve Settled, Prior Year Actions	(201)
Restructuring Reserve Ending Balance, Prior Year Actions	113
Asset Write Downs [Member]
Restructuring and Related Cost [Line Items]
Restructuring And Other Costs Expected Cost, Current Year Actions	19
Restructuring And Other Costs Incurred Cost, Current Year Actions	(19)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions
Restructuring And Other Costs Expected Cost, Prior Year Actions	82
Restructuring And Other Costs Incurred Cost, Prior Year Actions	(13)	(69)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions
Asset Write Downs [Member]
Restructuring Reserve [Line Items]
Restructuring Reserve Period Expense, Current Year Actions	19
Restructuring Reserve Settled, Current Year Actions	(19)
Restructuring Reserve Ending Balance, Current Year Actions
Restructuring Reserve Beginning Balance, Prior Year Actions
Restructuring Reserve Period Expense, Prior Year Actions	13
Restructuring Reserve Settled, Prior Year Actions	(13)
Restructuring Reserve Ending Balance, Prior Year Actions
Facility Exit [Member]
Restructuring and Related Cost [Line Items]
Restructuring And Other Costs Expected Cost, Current Year Actions	111
Restructuring And Other Costs Incurred Cost, Current Year Actions	(51)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	60
Restructuring And Other Costs Expected Cost, Prior Year Actions	118
Restructuring And Other Costs Incurred Cost, Prior Year Actions	(53)	(53)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions	12
Facility Exit [Member]
Restructuring Reserve [Line Items]
Restructuring Reserve Period Expense, Current Year Actions	51
Restructuring Reserve Settled, Current Year Actions	(27)
Restructuring Reserve Ending Balance, Current Year Actions	24
Restructuring Reserve Beginning Balance, Prior Year Actions	17
Restructuring Reserve Period Expense, Prior Year Actions	53
Restructuring Reserve Settled, Prior Year Actions	(52)
Restructuring Reserve Ending Balance, Prior Year Actions	18
Cost Of Sales [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	283
Restructuring And Other Costs Incurred Cost, Current Year Actions	221
Restructuring And Other Costs Incurred Cost, Prior Year Actions	63
Selling General and Administrative [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	159
Restructuring And Other Costs Incurred Cost, Current Year Actions	150
Restructuring And Other Costs Incurred Cost, Prior Year Actions	21
Other Income Net [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	1
Restructuring And Other Costs Incurred Cost, Prior Year Actions	1
Otis [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	83
Restructuring And Other Costs Expected Cost, Current Year Actions	90
Restructuring And Other Costs Incurred Cost, Current Year Actions	(87)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	3
Restructuring And Other Costs Expected Cost, Prior Year Actions	155
Restructuring And Other Costs Incurred Cost, Prior Year Actions	3	(157)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions	1
Carrier [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	75
Restructuring And Other Costs Expected Cost, Current Year Actions	108
Restructuring And Other Costs Incurred Cost, Current Year Actions	(74)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	34
Restructuring And Other Costs Expected Cost, Prior Year Actions	229
Restructuring And Other Costs Incurred Cost, Prior Year Actions	(11)	(205)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions	13
UTC Fire and Security [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	78
Restructuring And Other Costs Expected Cost, Current Year Actions	90
Restructuring And Other Costs Incurred Cost, Current Year Actions	(64)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	26
Restructuring And Other Costs Expected Cost, Prior Year Actions	119
Restructuring And Other Costs Incurred Cost, Prior Year Actions	(14)	(103)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions	2
Pratt and Whitney [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	138
Restructuring And Other Costs Expected Cost, Current Year Actions	90
Restructuring And Other Costs Incurred Cost, Current Year Actions	(84)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	6
Restructuring And Other Costs Expected Cost, Prior Year Actions	233
Restructuring And Other Costs Incurred Cost, Prior Year Actions	(56)	(174)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions	3
Hamilton Sundstrand [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	37
Restructuring And Other Costs Expected Cost, Current Year Actions	43
Restructuring And Other Costs Incurred Cost, Current Year Actions	(29)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	14
Restructuring And Other Costs Expected Cost, Prior Year Actions	103
Restructuring And Other Costs Incurred Cost, Prior Year Actions	(8)	(90)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions	5
Sikorsky [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	14
Restructuring And Other Costs Expected Cost, Current Year Actions	18
Restructuring And Other Costs Incurred Cost, Current Year Actions	(15)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions	3
Restructuring And Other Costs Expected Cost, Prior Year Actions	6
Restructuring And Other Costs Incurred Cost, Prior Year Actions	1	(7)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions
Eliminations and other [Member]
Restructuring and Related Cost [Line Items]
Restructuring Charges	18
Restructuring And Other Costs Expected Cost, Current Year Actions	18
Restructuring And Other Costs Incurred Cost, Current Year Actions	(18)
Restructuring And Other Costs Remaining Expected Cost, Current Year Actions
Restructuring And Other Costs Expected Cost, Prior Year Actions	63
Restructuring And Other Costs Incurred Cost, Prior Year Actions		(63)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions
General corporate expenses [Member]
Restructuring and Related Cost [Line Items]
Restructuring And Other Costs Expected Cost, Prior Year Actions	3
Restructuring And Other Costs Incurred Cost, Prior Year Actions		(3)
Restructuring And Other Costs Remaining Expected Cost, Prior Year Actions

Note 13: Financial Instruments (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Notes to Consolidated Financial Statements [Abstract]
Four Quarter Rolling Average Of The Notional Amount Of Foreign Exchange Contracts Hedging Foreign Currency Transactions	$ 8,500,000,000	$ 9,000,000,000
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value	133,000,000	258,000,000
Derivative Liability, Fair Value	53,000,000	144,000,000
Unrealized Gain (Loss) on Foreign Currency Derivatives, Net, before Tax	72,000,000	192,000,000
Foreign Currency Cash Flow Hedge Gain (Loss) Reclassified to Earnings, Net	119,000,000	(165,000,000)
Gain (Loss) on Foreign Currency Cash Flow Hedge Ineffectiveness		(5,000,000)
Foreign Currency Cash Flow Hedge Gain (Loss) to be Reclassified During Next 12 Months	58,000,000
Gain (Loss) on Foreign Currency Derivative Instruments Not Designated as Hedging Instruments	153,000,000	(59,000,000)
Business Acquisition [Line Items]
Equity Method Investments Carrying Value	248,000,000
Disposal Group Not Discontinued Operation Loss Gain On Write Down	86,000,000
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale securities	829,000,000	664,000,000
Derivative assets	133,000,000	258,000,000
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Derivative liabilities	53,000,000	144,000,000
Other Assets, Current [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	73,000,000	107,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	31,000,000	113,000,000
Other Assets [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	24,000,000	33,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	5,000,000	5,000,000
Assets, Total [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Asset at Fair Value	97,000,000	140,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Asset at Fair Value	36,000,000	118,000,000
Accrued Liabilities [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	16,000,000	31,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	33,000,000	106,000,000
Other Long-Term Liabilities [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	1,000,000	4,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	3,000,000	3,000,000
Liabilities, Total [Member]
Derivatives, Fair Value [Line Items]
Foreign Currency Cash Flow Hedge Liability at Fair Value	17,000,000	35,000,000
Foreign Currency Derivative Instruments Not Designated as Hedging Instruments, Liability at Fair Value	36,000,000	109,000,000
Clipper Windpower [Member]
Business Acquisition [Line Items]
Equity Method Investment Other Than Temporary Impairment	159,000,000
Business Combination Step Acquisition Equity Interest In Acquiree Remeasurement Gain Or Loss	21,000,000
Quoted price in active markets (Level 1) [Member]
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale securities	829,000,000	664,000,000
Derivative assets
Quoted price in active markets (Level 1) [Member]
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Derivative liabilities
Significant other observable inputs (Level 2) [Member]
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale securities
Derivative assets	133,000,000	258,000,000
Significant other observable inputs (Level 2) [Member]
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Derivative liabilities	53,000,000	144,000,000
Unobservable inputs (Level 3) [Member]
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale securities
Derivative assets
Unobservable inputs (Level 3) [Member]
Fair Value, Liabilities Measured on Recurring Basis, Financial Statement Captions [Line Items]
Derivative liabilities
Carrying Amount [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	300,000,000	430,000,000
Customer Financing Notes Receivable Fair Value Disclosure	376,000,000	350,000,000
Long-term debt (excluding capitalized leases) Fair Value Disclosure	(10,117,000,000)	(9,442,000,000)
Estimate of Fair Value, Fair Value Disclosure [Member]
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Long-term receivables Fair Value Disclosure	276,000,000	408,000,000
Customer Financing Notes Receivable Fair Value Disclosure	346,000,000	264,000,000
Long-term debt (excluding capitalized leases) Fair Value Disclosure	(11,500,000,000)	(10,361,000,000)
Commercial Aerospace [Member]
Accounts Notes And Loans Receivable [Line Items]
Fair Value Disclosure, Off-balance Sheet Risks, Amount	$ 2,032,000,000

Note 14: Credit Quality of Long-Term Receivables (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	$ 535
Financing Receivable, Allowance for Credit Losses, Risk Characteristics	Economic conditions and air travel influence the operating environment for most airlines, and the financial performance of our aerospace businesses is directly tied to the economic conditions of the commercial aerospace and defense industries. Additionally, the value of the collateral is also closely tied to commercial airline performance and may be subject to exposure of reduced valuation as a result of market declines.
Financing Receivable, Allowance for Credit Losses, Factors that Influenced Management's Judgment	Factors considered in assessing collectability and risk include, but are not limited to, examination of credit quality indicators and other evaluation measures, underlying value of any collateral or security interests, significant past due balances, historical losses, and existing economic conditions.
Financing Receivable, Allowance for Credit Losses, Policy for Uncollectible Amounts	Uncollectible long-term receivables are written-off when collection of the indebtedness has been pursued for a reasonable period of time without collection; the customer is no longer in operation; or judgment has been levied, but the underlying assets are not adequate to satisfy the indebtedness.
Financing Receivable, Allowance for Credit Losses [Line Items]
Financing Receivable, Credit Quality, Additional Information	We determine credit ratings for each customer in the portfolio based upon public information and information obtained directly from our customers. We conduct a review of customer credit ratings, published historical credit default rates for different rating categories, and multiple third party aircraft value publications as a basis to validate the reasonableness of the allowance for losses on these balances quarterly or when events and circumstances warrant. The credit ratings listed below range from “A” which indicates an extremely strong capacity to meet financial obligations and the receivable is either collateralized or uncollateralized, to “D” which indicates that payment is in default and the receivable is uncollateralized.
Financing Receivable, Credit Quality, Date Ratings Updated	quarterly or when events and circumstances warrant
Long-term Trade Accounts Receivable Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	119
Long-term Trade Accounts Receivable Financing Receivable [Member] | A Low Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	114
Long-term Trade Accounts Receivable Financing Receivable [Member] | B Moderate Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	5
Long-term Trade Accounts Receivable Financing Receivable [Member] | C High Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable
Long-term Trade Accounts Receivable Financing Receivable [Member] | D In Default Uncollateralized Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable
Notes and Leases Receivable Financing Receivable [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	416
Notes and Leases Receivable Financing Receivable [Member] | A Low Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable
Notes and Leases Receivable Financing Receivable [Member] | B Moderate Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	336
Notes and Leases Receivable Financing Receivable [Member] | C High Risk Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable	80
Notes and Leases Receivable Financing Receivable [Member] | D In Default Uncollateralized Internally Assigned Grade [Member]
Financing Receivable, Recorded Investment [Line Items]
Financing Receivable
Aerospace Portfolio Segment [Member]
Financing Receivable, Allowance for Credit Losses [Line Items]
Financing Receivable, Individually Evaluated for Impairment	535
Financing Receivable, Reserve for Credit Losses and Exposure, Individually Evaluated For Impairment	$ 42

Note 15: Guarantees (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Guarantee Obligations [Line Items]
Guarantee Type Other Carrying Value	$ 139		$ 137
Service and product warranties and product performance guarantees - beginning of year	1,072		1,136
Warranties and performance guarantees issued	440		400
Settlements made	(379)		(424)
Product warranty accrual - other	3		(40)
Service and product warranties and product performance guarantees - end of period	1,136		1,072
Credit Facilities And Debt Obligations Unconsolidated Subsidiaries [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	225		243
Guarantee Obligations Current Carrying Value	3		73
Guarantee Obligations Term	expire 2011 to 2034
International Aero Engines [Member]
Schedule Of Equity Method Investments [Line Items]
Equity Method Investment Ownership Percentage	33.00%
International Aero Engines [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	992	[1]	1,186	[1]
Guarantee Obligations Current Carrying Value	12	[1]	13	[1]
Commercial Aerospace [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	336		320
Guarantee Obligations Current Carrying Value	12		12
Commercial Customer [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	191		229
Guarantee Obligations Current Carrying Value	1		1
Performance Guarantee [Member]
Guarantee Obligations [Line Items]
Guarantee Obligations Maximum Exposure	40		39
Guarantee Obligations Current Carrying Value

[1]	Represents IAE’s gross obligation; our proportionate share of IAE’s obligations are 33%.

Note 16: Collaborative Arrangements (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2010 Cost of Goods Sold [Member]	Dec. 31, 2009 Cost of Goods Sold [Member]	Dec. 31, 2008 Cost of Goods Sold [Member]	Dec. 31, 2010 Cost of Services [Member]	Dec. 31, 2009 Cost of Services [Member]	Dec. 31, 2008 Cost of Services [Member]	Dec. 31, 2010 Research and Development Expense [Member]	Dec. 31, 2009 Research and Development Expense [Member]	Dec. 31, 2008 Research and Development Expense [Member]	Dec. 31, 2010 Selling General and Administrative [Member]	Dec. 31, 2009 Selling General and Administrative [Member]	Dec. 31, 2008 Selling General and Administrative [Member]
Notes to Consolidated Financial Statements [Abstract]
Collaborators interests existing programs low end	12.00%
Collaborators interests existing programs high end	48.00%
Partner share individual program maximum	31.00%
Collaborator Share Of Revenues Amount		$ 850	$ 772	$ 1,059	$ 38	$ 29	$ 17
Collaborator Share Of Program Costs Amount		$ (83)	$ (66)	$ (83)				$ (135)	$ (97)	$ (61)	$ (5)	$ (4)	$ (11)

Note 17: Contingent Liabilities (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Notes to Consolidated Financial Statements [Abstract]
Operating Leases Future Minimum Payments Due	$ 1,805
Operating Leases Future Minimum Payments Due Current	500
Operating Leases Future Minimum Payments Due In Two Years	393
Operating Leases Future Minimum Payments Due In Three Years	277
Operating Leases Future Minimum Payments Due In Four Years	179
Operating Leases Future Minimum Payments Due In Five Years	100
Operating Leases Future Minimum Payments Due Thereafter	356
Lease And Rental Expense	445	463	504
Accrual For Environmental Loss Contingencies	$ 605
Department of Justice Lawsuit Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	1999
Loss Contingency Allegations	As previously disclosed, the Department of Justice (DOJ) sued us in 1999 in the U.S. District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. This lawsuit relates to the “Fighter Engine Competition” between Pratt & Whitney’s F100 engine and General Electric’s F110 engine. The DOJ alleges that the government overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial of this matter, completed in December 2004, the government claimed Pratt & Whitney’s liability to be $624 million.
Loss Contingency Period Of Occurrence	fiscal years 1985 through 1990
Loss Contingency Damages Sought	$624 million
Loss Contingency Actions Taken By Court Arbitrator Or Mediator	On August 1, 2008, the trial court judge held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 offer. In the absence of actual damages, the trial court judge awarded the DOJ the maximum civil penalty of $7.09 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts. In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals. In November 2010, the Sixth Circuit affirmed Pratt & Whitney’s liability under the False Claims Act and remanded the case to the U.S. District Court for further proceedings on the question of damages.
Loss Contingency Actions Taken By Plaintiff And Defendant	In September 2008, both the DOJ and UTC appealed the decision to the Sixth Circuit Court of Appeals.
Department of Defense Contract Claim Against Sikorsky [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 2008
Loss Contingency Allegations	As previously disclosed, in December 2008, the Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges it has incurred since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claims that Sikorsky’s liability is approximately $88 million (including interest through December 2010).
Loss Contingency Damages Sought	$88 million (including interest through December 2010)
Loss Contingency Actions Taken By Defendant	We believe this claim is without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims, which is pending.
Rolls Royce Allegations Against Pratt & Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	August 27, 2010
Loss Contingency Allegations	As previously disclosed, on August 27, 2010, Rolls-Royce plc (Rolls-Royce) sued Pratt & Whitney in the U.S. District Court for the Eastern District of Virginia, alleging that fan blades on certain engines manufactured by Pratt & Whitney infringe a U.S. patent held by Rolls-Royce.
Loss Contingency Damages Sought	Rolls-Royce seeks damages in an unspecified amount plus interest, an injunction, a finding of willful infringement, and attorneys’ fees.
Loss Contingency Actions Taken By Defendant	We intend to vigorously defend the case
Loss Contingency Expected Trial Commencement	2011-03
Pratt & Whitney Complaint Against Rolls Royce [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	November 5, 2010
Loss Contingency Allegations	On November 5, 2010, Pratt & Whitney amended its previously-disclosed complaint against Rolls-Royce in the U.S. District Court for the District of Connecticut, adding Rolls-Royce Group plc (Rolls-Royce Group), the parent of Rolls-Royce, as a party, omitting previously asserted claims, and alleging that certain turbomachinery blades, engines and components manufactured by Rolls-Royce infringe a U.S. patent held by Pratt & Whitney. Pratt & Whitney seeks an injunction, damages, interest, attorney’s fees and other relief. On November 5, 2010, Pratt & Whitney also filed complaints against Rolls-Royce in the High Court of Justice, Chancery Division, Patent Court (HCJ) in the United Kingdom (UK) and with the U.S. International Trade Commission (ITC). The HCJ action alleges similar infringement claims against Rolls-Royce based upon a UK patent held by Pratt & Whitney and seeks damages plus interest and all other relief to which Pratt & Whitney is entitled, including attorney’s fees, expenses, and a permanent order preventing further infringements.

Note 18: Segment Financial Data (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Reporting Information [Line Items]
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	$ 6,280				$ 6,364				$ 6,280	$ 6,364	$ 6,348
United States Export Sales									7,724	6,996	7,262
United States Government Sales									9,900	9,278	7,991
Total net sales	14,864	13,620	13,802	12,040	13,979	13,187	13,060	12,199	54,326	52,425	59,119
Segment Reporting Segment Operating Profit Loss									7,972	6,980	8,034
Operating profit									7,186	6,377	7,509
Segment Reporting Segment Assets	53,134				50,755				53,134	50,755	51,214
Total Assets	58,493				55,762				58,493	55,762	56,837
Capital expenditures									865	826	1,216
Depreciation and amortization									1,356	1,258	1,321
Otis [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales									11,579	11,723	12,884
Segment Reporting Information Operating Income Loss									2,575	2,447	2,477
Segment Reporting Information Assets	8,097				7,908				8,097	7,908	7,731
Segment Reporting Information Expenditures For Additions To Long Lived Assets									55	67	150
Segment Reporting Information Depreciation Depletion And Amortization Expense									211	204	203
Carrier [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales									11,386	11,335	14,817
Segment Reporting Information Operating Income Loss									1,062	740	1,316
Segment Reporting Information Assets	9,472				9,804				9,472	9,804	10,810
Segment Reporting Information Expenditures For Additions To Long Lived Assets									138	90	191
Segment Reporting Information Depreciation Depletion And Amortization Expense									183	191	194
UTC Fire and Security [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales									6,490	5,503	6,446
Segment Reporting Information Operating Income Loss									714	493	542
Segment Reporting Information Assets	12,365				10,304				12,365	10,304	10,022
Segment Reporting Information Expenditures For Additions To Long Lived Assets									96	72	95
Segment Reporting Information Depreciation Depletion And Amortization Expense									274	214	238
Pratt and Whitney [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales									12,935	12,392	13,849
Segment Reporting Information Operating Income Loss									1,987	1,835	2,122
Segment Reporting Information Assets	10,139				10,063				10,139	10,063	10,018
Segment Reporting Information Expenditures For Additions To Long Lived Assets									321	288	412
Segment Reporting Information Depreciation Depletion And Amortization Expense									340	329	368
United States Government Sales									4,081	3,942	3,804
Hamilton Sundstrand [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales									5,608	5,560	6,127
Segment Reporting Information Operating Income Loss									918	857	1,099
Segment Reporting Information Assets	8,540				8,509				8,540	8,509	8,648
Segment Reporting Information Expenditures For Additions To Long Lived Assets									117	114	141
Segment Reporting Information Depreciation Depletion And Amortization Expense									172	174	178
United States Government Sales									1,137	1,230	1,089
Sikorsky [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales									6,684	6,287	5,346
Segment Reporting Information Operating Income Loss									716	608	478
Segment Reporting Information Assets	4,521				4,167				4,521	4,167	3,985
Segment Reporting Information Expenditures For Additions To Long Lived Assets									108	95	165
Segment Reporting Information Depreciation Depletion And Amortization Expense									83	68	62
United States Government Sales									4,529	3,979	3,063
Total Segments [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales									54,682	52,800	59,469
Segment Reporting Information Expenditures For Additions To Long Lived Assets									835	726	1,154
Segment Reporting Information Depreciation Depletion And Amortization Expense									1,263	1,180	1,243
Eliminations and other [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales									(356)	(375)	(350)
Segment Reporting Information Operating Income Loss									(409)	(255)	(117)
Segment Reporting Information Assets	5,359				5,007				5,359	5,007	5,623
Segment Reporting Information Expenditures For Additions To Long Lived Assets									30	100	62
Segment Reporting Information Depreciation Depletion And Amortization Expense									93	78	78
General corporate expenses [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information Net Sales
Segment Reporting Information Operating Income Loss									(377)	(348)	(408)
Other Segments [Member]
Segment Reporting Information [Line Items]
United States Government Sales									153	127	35
United States [Member]
Segment Reporting Information [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									28,911	27,990	29,208
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									4,112	3,771	3,945
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	3,013				3,096				3,013	3,096	3,198
Europe [Member]
Segment Reporting Information [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									11,957	12,216	15,129
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									1,872	1,743	2,219
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	1,282				1,346				1,282	1,346	1,347
United States Export Sales									2,188	2,089	2,180
Asia Pacific [Member]
Segment Reporting Information [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									7,986	7,173	8,218
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									1,229	990	1,037
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	839				845				839	845	800
United States Export Sales									2,721	2,430	2,221
Other Geographic Regions [Member]
Segment Reporting Information [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									5,374	4,991	6,432
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									759	476	833
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	804				714				804	714	671
United States Export Sales									2,815	2,477	2,861
Geographical Intersegment Eliminations [Member]
Segment Reporting Information [Line Items]
Entity Wide Disclosure On Geographic Areas Revenue From External Customers Attributed To Individual Foreign Countries Amount									98	55	132
Entity Wide Disclosure On Geographic Areas Operating Profit From External Customers Attributed To Individual Foreign Countries Amount									(786)	(603)	(525)
Entity Wide Disclosure On Geographic Areas Long Lived Assets In Individual Foreign Countries Amount	$ 342				$ 363				$ 342	$ 363	$ 332

Selected Quarterly Financial Data - Unaudited (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jan. 31, 2011
Selected Quarterly Financial Information [Abstract]
Total net sales	$ 14,864	$ 13,620	$ 13,802	$ 12,040	$ 13,979	$ 13,187	$ 13,060	$ 12,199	$ 54,326	$ 52,425	$ 59,119
Gross Profit	3,864	3,953	3,787	3,308	3,662	3,351	3,459	3,092
Net income attributable to common shareowners	$ 1,199	$ 1,198	$ 1,110	$ 866	$ 1,073	$ 1,058	$ 976	$ 722	$ 4,373	$ 3,829	$ 4,689
Earnings Per Share of Common Stock:
Basic	$ 1.33	$ 1.32	$ 1.22	$ 0.95	$ 1.17	$ 1.15	$ 1.06	$ 0.79	$ 4.82	$ 4.17	$ 5
Diluted	$ 1.31	$ 1.3	$ 1.2	$ 0.93	$ 1.15	$ 1.14	$ 1.05	$ 0.78	$ 4.74	$ 4.12	$ 4.9
Common Stock Price - High	$ 79.7	$ 73.81	$ 77.09	$ 74.85	$ 70.89	$ 63.72	$ 56.99	$ 55.51
Common Stock Price - Low	$ 70.23	$ 63.62	$ 62.88	$ 65.01	$ 59.31	$ 49	$ 42.06	$ 37.4
Dividends Per Share of Common Stock	$ 0.425	$ 0.425	$ 0.425	$ 0.425	$ 0.385	$ 0.385	$ 0.385	$ 0.385	$ 1.7	$ 1.54	$ 1.35
Registered Shareholders Total												24,784

Performance Graph - Unaudited (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005
United Technologies Corporation [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	$ 156.83	$ 134.93	$ 101.23	$ 141.44	$ 113.66	$ 100
S And P 500 Index [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	111.99	97.33	76.96	122.16	115.79	100
Dow Jones Industrial Average [Member]
Performance Graph [Line Items]
Cumulative Total Shareholder Return	$ 123.42	$ 108.21	$ 88.23	$ 129.58	$ 119.03	$ 100

Schedule II - Valuation and Qualifying Accounts (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Allowance For Doubtful Accounts And Other Customer Financing Activity [Member]
Valuation And Qualifying Accounts Disclosure [Line Items]
Valuation Allowances And Reserves Charged To Cost And Expense	$ 58	$ 145	$ 159
Valuation Allowances And Reserves Doubtful Accounts Written Off Net	(47)	(80)	(129)
Valuation Allowances And Reserves Charged To Other Accounts	(14)		(12)
Valuation Allowances and Reserves, Balance, Ending Balance	448	451	386	368
Valuation Allowance Of Deferred Tax Assets [Member]
Valuation And Qualifying Accounts Disclosure [Line Items]
Valuation Allowances And Reserves Charged To Other Accounts	(38)	32	170
Valuation Allowances And Reserves Charged To Income Tax Expense	93	186	146
Valuation Allowances And Reserves Reserves Of Businesses Acquired	(3)	3	(152)
Valuation Allowances And Reserves Credited To Income Tax Expense	(44)	(16)	(11)
Valuation Allowances and Reserves, Balance, Ending Balance	$ 911	$ 903	$ 698	$ 545